[LOGO OF NEW ENGLAND
FINANCIAL APPEARS HERE]
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    Zenith Fund
    Variable Products




                                                         Annual Reports
                                                         December 31, 1998

                               Table of Contents

Loomis Sayles Small Cap Series..............................................   1
Morgan Stanley International Magnum Equity Series...........................   9
Alger Equity Growth Series..................................................  17
Capital Growth Series.......................................................  23
Goldman Sachs Midcap Value Series...........................................  28
Davis Venture Value Series..................................................  34
Westpeak Growth and Income Series...........................................  41
Westpeak Stock Index Series.................................................  48
Loomis Sayles Balanced Series...............................................  58
Back Bay Advisors Managed Series............................................  67
Salomon Brothers Strategic Bond Opportunities Series........................  75
Back Bay Advisors Bond Income Series........................................  85
Salomon Brothers U.S. Government Series.....................................  93
Back Bay Advisors Money Market Series.......................................  99
Notes to Financial Statements............................................... 105
Footnotes to Portfolio Manager Commentary................................... 114

                                   Important:

  Some funds appearing in this report may not be available under your variable annuity product.

                                                                 February, 1999

To Our Policyholders/Contract Owners:

We are pleased to provide you with the 1998 Annual Report for the Zenith variable life insurance and variable annuity products.* This report includes performance histories, present investments, and financial reports as of December 31, 1998, as well as the outlook and strategy of each fund. It is intended to help you make an informed decision regarding the investment of the contract value of your variable product.

New England Financial and its affiliates offer many variable life and variable annuity products to help you meet your financial objectives. We are committed to meeting your expectations by providing quality products with strong performance potential and excellent personal service.

Please feel free to contact your Registered Representative with any questions you may have regarding your financial objectives. Thank you for choosing a Zenith variable product.

Sincerely,
/s/ David Allen                           /s/ Bruce Long
David Allen                               Bruce Long
Senior Vice President                     President
New England Life Insurance Company        New England Annuities
                                          (a business unit of New England Life
                                          Insurance Company)

* Variable products are offered through New England Securities Corporation.

New England Financial is the service mark for New England Life Insurance Company, Boston, MA and related companies.


                                                   [RECYCLED LOGO APPEARS HERE]

Loomis Sayles Small Cap Series
Portfolio Managers: Jeffrey C. Petherick and Mary C. Champagne Loomis, Sayles & Company, L.P.

[photo of Jeffrey Petherick appears here]
[photo of Mary Champagne appears here]

Q. How did the Series perform in 1998?

A. The Series posted a total return of (1.7)% (based on net asset value) for the year. The Series lagged the Lipper Variable Products Small Cap Fund Aver-age/15/ return of 1.4%. However, the Series did outpace the Russell 2000 In-dex/23/, which returned (2.6)% over the same period.

Q. What factors had the greatest influence on performance over the year?

A. The past year was difficult for small-cap investors. Because economic trou-bles in global markets had a negative effect on U.S. stocks, most investors were risk averse. As a result, they favored the liquidity and perceived safety of large-cap stocks, even though, in our opinion, small-cap stocks appeared more attractively valued and appeared to present greater potential for earn-ings growth and price appreciation.

Throughout the year, the portfolio held its value relative to the Russell 2000 Index. It weathered the July-August market correction well, and when the market rebounded in the fall, the Series outperformed many of its peers.

Q. How did you manage the Series during 1998?

A. In managing the Series, we emphasized high quality securities with attrac-tive valuations and consistent projected earnings growth. During the first six months, we invested a significant portion of assets in real estate investment trusts (REITs). While REITs provided relatively high dividend yields in the 6% to 8% range, they still underperformed the Russell 2000 Index. Because of their poor performance, we reduced the Series' allocation to REITs, and at the end of the year, they comprised only about 5.5% of the Series assets. We be-lieve the remaining REITs have the potential to produce solid gains and should be attractive to investors because of their excellent yields and low prices.

During the second half of the year, we emphasized companies that had been out of favor for a significant period. We found value in technology and health stocks. At the end of the year, technology and health stocks accounted for 21.5% of the Series' assets. Many high quality technology companies had been underperformers since 1996 and were selling at very low valuations. Two par-ticularly strong performers were Alpha Industries, a semiconductor manufac-turer and Hutchinson Technology, a company that supplies components to the disk-drive industry. Both stocks more than doubled in price during the fourth quarter.

At the end of the year, 9.1% of the assets were invested in health care stocks. Athough these stocks got off to a slow start, by the end of the year many of them generated double digit returns. These companies included Alle-giance Corporation, Pathogensis and Respironics, all of which performed well for the year.

Q. What is your current outlook for 1999?

A. Looking ahead, we believe the economic troubles in world markets may result in a slower growing U.S. economy. We anticipate a challenging investment envi-ronment, one in which industry groups rotate in and out of favor with invest-ors. We feel strongly, however, that small-cap stocks offer relatively favora-ble values. Some of the valuations of these companies are at twenty-year lows relative to large cap stocks, and most small companies have limited exposure to global markets. We believe these companies have the potential for strong earnings growth and price appreciation in the months ahead.

                            [CHART APPEARS HERE]


          Date       Small Cap Series         Russell 2000
          ----       ----------------         ------------
          5/1/94         $10,000                $10,000
        12/31/94         $ 9,676                $10,027
        12/31/95         $12,470                $12,879
        12/31/96         $16,295                $15,004
        12/31/97         $20,344                $18,358
        12/31/98         $19,998                $17,891

 Average Annual Return

                      Small Cap     Russell     Lipper Variable Small
                       Series      2000/23/   Company Fund Average/15/

           1 year      (1.7)%       (2.6)%              1.4%
          3 years      17.0         11.6               14.0
  Since Inception      16.0         14.5                n/a

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[GRAPHIC APPEARS HERE]  Fund Facts

Goal: Long-term growth from investment in common stocks or their equivalent.

Start date: May 2, 1994

Size: $239 million as of December 31, 1998

Managers: Jeffrey Petherick and Mary Champagne. Mr. Petherick has managed the Series since its inception in May 1994. Ms. Champagne joined the management of the Fund in July 1995. Mr. Petherick has also managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1, 1994. Ms. Champagne has co-managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1995. They also manage the Loomis Sayles Small Cap Fund and the Maxim Series--Small Cap Fund. Mr. Petherick joined Loomis Sayles in 1990. Ms. Champagne joined Loomis Sayles in 1993.


Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Loomis Sayles Small Cap Series)

Investments as of December 31, 1998

Common Stocks--93.3% of Total Net Assets

 Shares                                                               Value (a)
         Aerospace/Defense--2.4%
  30,500 Alliant Techsystems, Inc.(c).............................   $ 2,514,344
  31,900 Gencorp, Inc.............................................       795,506
  44,600 Newport News Shipbuilding, Inc...........................     1,491,312
  43,200 Nichols Research Corp....................................       901,800
                                                                     -----------
                                                                       5,702,962
                                                                     -----------
         Automobile & Related--1.7%
  48,400 Dura Automotive Systems, Inc. ...........................     1,651,650
  86,300 Intermet Corp. ..........................................     1,127,294
  51,800 Tower Automotive, Inc. ..................................     1,291,762
                                                                     -----------
                                                                       4,070,706
                                                                     -----------
         Banks--Savings & Loan--6.1%
  49,400 Bank United Corp. .......................................     1,938,950
  89,500 Community First Bancshares, Inc. ........................     1,885,094
  49,900 City National Corp. .....................................     2,077,088
  30,995 CNB Bancshares...........................................     1,445,142
  71,512 Commercial Federal Corp. ................................     1,658,185
  34,600 Cullen/Frost Bankers, Inc. ..............................     1,898,675
  46,120 Downey Financial Corp. ..................................     1,173,178
  57,200 Local Financial Corp. ...................................       514,800
   3,800 Pacific Bank National Association........................       165,775
  47,700 Staten Island Bancorp....................................       951,019
  32,200 Western Bancorp..........................................       941,850
                                                                     -----------
                                                                      14,649,756
                                                                     -----------
         Beverages--0.5%
  49,500 Whitman Corp. ...........................................     1,256,063
                                                                     -----------
         Broadcast--T.V./Radio/Cable--0.7%
  54,000 Hearst Argyle Television, Inc. ..........................     1,782,000
                                                                     -----------
         Building & Related--3.0%
  93,900 Champion Enterprises, Inc. ..............................     2,570,513
  75,700 Furniture Brands International, Inc. ....................     2,062,825
  40,300 Giant Cement Holdings, Inc.(c)...........................       997,425
  59,700 Shaw Industries, Inc. ...................................     1,447,725
                                                                     -----------
                                                                       7,078,488
                                                                     -----------
         Business Services--3.0%
  74,900 ACNielson Corp. .........................................     2,115,925
  35,800 Cort Business Services Corp.(c)..........................       868,150
  57,800 Information Resources....................................       588,838
 115,900 Viad Corp. ..............................................     3,520,463
                                                                     -----------
                                                                       7,093,376
                                                                     -----------
         Chemicals-Major--1.4%
  63,900 Ferro Corp. .............................................     1,661,400
  77,800 Solutia, Inc. ...........................................     1,740,775
                                                                     -----------
                                                                       3,402,175
                                                                     -----------
         Chemicals--Specialty--1.7%
  44,300 Cuno, Inc. ..............................................       719,875
  47,600 Cytec Industries, Inc. ..................................     1,011,500
         Great Lakes Chemical
  27,300  Corp. ..................................................     1,092,000
  35,000 Scotts Co. ..............................................     1,345,313
                                                                     -----------
                                                                       4,168,688
                                                                     -----------
         Communucations Equipment--1.0%
  58,000 Inter-Tel, Inc. .........................................     1,355,750
  64,100 Tekelec, Inc. ...........................................     1,061,656
                                                                     -----------
                                                                       2,417,406
                                                                     -----------
         Computer Hardware--3.1%
         Digi International,
  71,000  Inc. ...................................................       789,875
  71,900 Fore Systems, Inc. ......................................     1,316,669
         Hutchinson Technology,
  21,400  Inc. ...................................................       762,375
         Micron Electronics,
  35,900  Inc. ...................................................       621,519
  62,000 Quantum Corp. ...........................................     1,317,500
         Sequent Computer
  93,200  Systems, Inc. ..........................................     1,124,225
         Smart Modular
  47,800  Technologies, Inc. .....................................     1,326,450
                                                                     -----------
                                                                       7,258,613
                                                                     -----------
         Computer Software & Services--4.3%
  38,500 Choicepoint, Inc. .......................................     2,483,250
  62,900 DSP Group, Inc. .........................................     1,313,037
         Platinum Technology,
 121,700  Inc. ...................................................     2,327,513
         Sterling Software,
  42,000  Inc. ...................................................     1,136,625
  71,400 Symantec Corp. ..........................................     1,552,950
         Wang Laboratories,
  53,400  Inc. ...................................................     1,481,850
                                                                     -----------
                                                                      10,295,225
                                                                     -----------
         Consumer--Jewelry/Novelties/Gifts--1.0%
  62,000 Jostens, Inc. ...........................................     1,623,625
  23,300 Zale Corp.(c)............................................       751,425
                                                                     -----------
                                                                       2,375,050
                                                                     -----------
         Electric Companies--2.4%
  27,700 BEC Energy...............................................     1,140,894
         Commonwealth Energy
  20,800  System..................................................       842,400
         Rochester Gas &
  40,800  Electric................................................     1,275,000
  68,700 WPS Resources Corp. .....................................     2,421,675
                                                                     -----------
                                                                       5,679,969
                                                                     -----------
         Electrical Equipment--1.5%
  27,800 Alpha Industries, Inc. ..................................     1,000,800
  54,500 Artesyn Technology.......................................       763,000
         Sensormatic Electronics
  84,500  Corp. ..................................................       586,219
         Vishay Intertechnology,
  79,820  Inc. ...................................................     1,157,390
                                                                     -----------
                                                                       3,507,409
                                                                     -----------


               See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Small Cap Series)

Investments as of December 31, 1998

Common Stocks--(Continued)

 Shares                                                               Value (a)
         Electronics--4.0%
  29,100 ATMI, Inc. ..............................................   $   734,775
  52,700 AVX Corp. ...............................................       892,606
  32,000 Beckman Coulter..........................................     1,736,000
  30,500 Credence Systems Corp. ..................................       564,250
 107,600 Cypress Semiconductor Corp. .............................       894,425
  29,000 Litton Industries, Inc. .................................     1,892,250
   6,300 Novellus Systems, Inc. ..................................       311,850
  20,100 Photronics, Inc. ........................................       481,772
  27,100 Speedfam International, Inc. ............................       464,087
  49,200 Textronicx, Inc. ........................................     1,479,075
                                                                     -----------
                                                                       9,451,090
                                                                     -----------
         Entertainment--0.6%
  52,800 CEC Entertainment, Inc. .................................     1,465,200
                                                                     -----------
         Financial--Consumer/Diversified--6.0%
 136,100 Amresco, Inc. ...........................................     1,190,875
 122,700 Anthracite Capital, Inc. ................................       958,594
  79,200 Brandywine Realty Trust..................................     1,415,700
 129,900 Capital Automotive REIT..................................     1,932,262
  79,399 Healthcare Realty Trust..................................     1,771,590
  85,100 Imperial Credit Industries...............................       712,713
  63,200 Koger Equity, Inc. ......................................     1,086,250
  83,700 Liberty Properties, Inc. ................................     2,061,112
  60,400 Sun Communities, Inc. ...................................     2,102,675
 144,500 Unicapital Corp. ........................................     1,065,687
                                                                     -----------
                                                                      14,297,458
                                                                     -----------
         Foods--3.5%
  29,500 Corn Products International, Inc. .......................       896,062
  65,400 International Home Foods, Inc. ..........................     1,103,625
  97,000 International Multifoods Corp. ..........................     2,503,812
 103,800 Michael Foods, Inc. .....................................     3,114,000
  31,000 Vlasic Foods International...............................       738,187
                                                                     -----------
                                                                       8,355,686
                                                                     -----------
         Freight Transportation--0.7%
  44,500 CNF Transportation, Inc. ................................     1,671,531
                                                                     -----------
         Health Care--Drugs--1.5%
  41,800 Biovail Corp. International..............................     1,580,562
  24,100 Chirex, Inc. ............................................       515,137
  38,700 Jones Pharmaceuticals, Inc. .............................     1,412,550
                                                                     -----------
                                                                       3,508,249
                                                                     -----------
         Health Care--Medical Property/Supplies--5.8%
  85,900 ADAC Labs................................................     1,715,316
  89,300 Conmed Corp. ............................................     2,946,900
  84,000 DVI, Inc. ...............................................     1,522,500
  89,800 Dentsply International, Inc. ............................     2,312,350
 120,100 Endosonics Corp. ........................................     1,193,494
  39,600 PSS World Medical, Inc. .................................       910,800
  48,100 Respironics, Inc. .......................................       963,503
  42,500 Safeskin Corp. ..........................................     1,025,312
  46,600 Steris Corp. ............................................     1,325,187
                                                                     -----------
                                                                      13,915,362
                                                                     -----------
         Health Care--Services--1.8%
  51,100 Alternative Living Services, Inc.(c).....................     1,750,175
  73,700 Capital Senior Living Corp. .............................     1,027,194
  47,100 Curative Health Services, Inc. ..........................     1,577,850
                                                                     -----------
                                                                       4,355,219
                                                                     -----------
         Household Products/Personal Care--0.3%
  22,000 Dial Corp. New...........................................       635,250
                                                                     -----------
         Insurance--6.9%
  39,800 AmerUs Life Holdings.....................................       890,525
  48,400 Capital Re Corp. ........................................       971,025
  24,800 CMAC Investment Corp. ...................................     1,139,250
  65,300 Everest Reinsurance Holdings.............................     2,542,619
  65,500 Horace Mann Educators....................................     1,866,750
  29,550 Medical Assurance, Inc. .................................       976,997
  73,100 Protective Life Corp. ...................................     2,910,294
  20,800 Reinsurance Group of America, Inc. ......................     1,456,000
 128,800 Reliance Group of America................................     1,658,300
  55,100 Trigon Healthcare, Inc. .................................     2,055,919
                                                                     -----------
                                                                      16,467,679
                                                                     -----------
         Lodging/Hotels--0.5%
  63,385 Meristar Hospitality Corp. ..............................     1,176,584
                                                                     -----------
         Machinery--0.5%
  18,700 SPX Corp. ...............................................     1,252,900
                                                                     -----------
         Manufacturing--Diversified--3.8%
  42,950 Smith A. O. Corp. .......................................     1,054,959
  29,600 Crane Co. ...............................................       893,550
  69,800 Mascotech, Inc. .........................................     1,195,325
  35,800 National Service Industries, Inc. .......................     1,360,400
  43,100 Pentair, Inc ............................................     1,715,919
  83,900 Premark International, Inc. .............................     2,905,037
                                                                     -----------
                                                                       9,125,190
                                                                     -----------
         Manufacturing--Special--2.3%
  38,200 Cognex Corp. ............................................       764,000
  76,600 Federal Signal Corp. ....................................     2,096,925
  82,800 Hussmann International, Inc. ............................     1,604,250
  40,400 Regal Beloit Corp. ......................................       929,200
                                                                     -----------
                                                                       5,394,375
                                                                     -----------

                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Small Cap Series)

Investments as of December 31, 1998

Common Stocks--(Continued)

 Shares                                                               Value (a)
         Metals & Mining--1.3%
  29,800 Minerals Technologies, Inc. .............................   $ 1,219,937
   7,400 Quanex Corp. ............................................       166,962
 132,300 Worthington Industries, Inc. ............................     1,653,750
                                                                     -----------
                                                                       3,040,649
                                                                     -----------
         Natural Gas--2.5%
  37,300 Eastern Enterprises......................................     1,631,875
  81,100 MCN Energy Group, Inc. ..................................     1,545,969
  17,300 New Jersey Resources Corp. ..............................       683,350
  47,100 Public Service Co. N.C., Inc. ...........................     1,224,600
  32,800 Washington Gas Light Co. ................................       889,700
                                                                     -----------
                                                                       5,975,494
                                                                     -----------
         Office Equipment & Supply--1.8%
  47,100 Bell & Howell Co. .......................................     1,780,969
  40,500 Hon Industries...........................................       969,469
  44,700 National Computer Systems, Inc. .........................     1,653,900
                                                                     -----------
                                                                       4,404,338
                                                                     -----------
         Oil & Gas--Drilling Equipment--0.6%
  72,600 B.J. Services Co. .......................................     1,134,375
  62,300 Key Energy Corp. ........................................       292,031
                                                                     -----------
                                                                       1,426,406
                                                                     -----------
         Oil & Gas--Exploration Products--1.3%
 101,800 Forcenergy, Inc. ........................................       267,225
  53,900 Newfield Exploration Co. ................................     1,125,162
  56,000 Plains Resources, Inc. ..................................       787,500
 103,400 Vintage Petroleum, Inc.(c)...............................       891,825
                                                                     -----------
                                                                       3,071,712
                                                                     -----------
         Paper & Forest Products--0.6%
  36,000 Chesapeake Corp. ........................................     1,327,500
                                                                     -----------
         Restaurants--2.0%
  42,900 Brinker International....................................     1,238,737
  75,800 Foodmaker, Inc. .........................................     1,672,337
  13,100 Outback Steakhouse, Inc. ................................       522,362
  67,200 Wendy's International, Inc. .............................     1,465,800
                                                                     -----------
                                                                       4,899,236
                                                                     -----------
         Retail--Food Chains--1.1%
  15,400 Great Atlantic & Pacific Tea, Inc. ......................       456,225
  40,800 Hannaford Bros. Co. .....................................     2,162,400
                                                                     -----------
                                                                       2,618,625
                                                                     -----------
         Retail--General Merchandise--0.6%
  29,600 BJ's Wholesale Club Inc. ................................   $ 1,370,850
                                                                     -----------
         Retail--Specialty--3.1%
 114,200 Burlington Coat Factory Warehouse........................     1,862,887
  41,800 Claire's Stores, Inc. ...................................       856,900
  26,000 Payless Shoesource, Inc. ................................     1,231,750
  34,700 Ross Stores, Inc. .......................................     1,366,312
  41,500 Talbots, Inc. ...........................................     1,302,068
 112,800 Venator Group, Inc. .....................................       726,150
                                                                     -----------
                                                                       7,346,067
                                                                     -----------
         Services--2.9%
  75,300 Borg Warner Security.....................................     1,411,875
  94,900 Daisytek International, Corp. ...........................     1,803,100
  77,500 Neilson Media Research, Inc. ............................     1,395,000
 104,800 R.H. Donnelley Corp. ....................................     1,526,150
     900 Staffmark, Inc. .........................................        20,137
  26,400 Stykes Enterprises, Inc. ................................       805,200
                                                                     -----------
                                                                       6,961,462
                                                                     -----------
         Services/Facility Environment--0.4%
  33,000 American States Water Co. ...............................       899,250
                                                                     -----------
         Specialty Printing--1.8%
  32,300 Banta Corp. .............................................       884,212
  40,100 Cadmus Communications Corp. .............................       756,887
  34,400 De Luxe Corp. ...........................................     1,257,750
  51,700 Harte Hanks, Inc. .......................................     1,473,450
                                                                     -----------
                                                                       4,372,299
                                                                     -----------
         Steel--0.6%
  39,000 AK Steel Holdings Co. ...................................       916,500
  75,500 Bethlehem Steel Corp. ...................................       632,312
                                                                     -----------
                                                                       1,548,812
                                                                     -----------
         Telecommunication--Long Distance--0.2%
  19,500 Transaction Network Services, Inc. ......................       391,219
                                                                     -----------
         Textiles/Apparel--0.5%
  36,800 Liz Claiborne, Inc. .....................................     1,161,500
                                                                     -----------
         Waste Management--0.0%
   4,950 World Fuel Services Corp. ...............................        53,212
                                                                     -----------
         Total Common Stocks
          (Identified Cost $205,590,663)..........................   222,678,290
                                                                     -----------

                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Small Cap Series)

Investments as of December 31, 1998

Short-Term Investments--7.4%

    Face
   Amount                                                           Value (a)
 $11,336,755 Associates First Capital Corp.,
              5.000%, 1/04/99...................................   $ 11,336,755
   6,300,000 Chevron Oil Finance Co.
              4.800%, 1/04/99...................................      6,300,000
                                                                   ------------
             Short-Term Investments
              (Identified Cost $17,636,755).....................     17,636,755
                                                                   ------------
             Total Investments--100.7%
              (Identified  Cost  $223,227,418)(b)                   240,315,045
             Other assets less liabilities......................     (1,725,590)
                                                                   ------------
             Total Net Assets--100.0%...........................   $238,589,455
                                                                   ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At December 31,1998 the net unrealized appreciation on investments based on cost of $223,357,729 for federal income tax purposes was as follows:

 Aggregate gross unrealized
  appreciation for all
  investments in which there is
  an excess of value over tax
  cost..........................................................   $ 31,868,397
 Aggregate gross unrealized
  depreciation for all
  investments in which there is
  an excess of tax cost over
  value.........................................................    (14,911,081)
                                                                   ------------
 Net unrealized appreciation....................................   $ 16,957,316
                                                                   ============

  For federal income tax purposes, the Series has a capital loss carryforward at December 31, 1998 of approximately $6,763,123 which will expire in 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.
(c) Non-income producing security.

                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Small Cap Series)

Statement of Assets & Liabilities
December 31, 1998

Assets
 Investments at value................................             $240,315,045
 Receivable for:
 Fund shares sold....................................                  904,953
 Securities sold.....................................                  901,190
 Dividends and interest..............................                  346,572
                                                                  ------------
                                                                   242,467,760
Liabilities
 Payable for:
 Securities purchased................................  $3,078,332
 Fund shares redeemed................................     544,207
 Accrued expenses:
 Management fees.....................................     126,624
 Deferred trustees' fees.............................       4,566
 Other expenses......................................     124,576
                                                       ----------
                                                                     3,878,305
                                                                  ------------
Net Assets...........................................             $238,589,455
                                                                  ============
 Net Assets consist of:
 Capital paid in.....................................             $228,364,119
 Undistributed net investment income.................                   31,144
 Accumulated net realized gains (losses).............               (6,893,435)
 Unrealized appreciation (depreciation) on
  investments........................................               17,087,627
                                                                  ------------
Net Assets...........................................             $238,589,455
                                                                  ============
Computation of offering price:
Net asset value and redemption price per share
 ($238,589,455 divided by 1,554,081 shares of
 beneficial interest)................................             $     153.52
                                                                  ============
Identified cost of investments.......................             $223,227,418
                                                                  ============

Statement of Operations
Year Ended December 31, 1998

Investment Income
 Dividends........................................              $ 2,821,460 (a)
 Interest.........................................                1,266,966
                                                                -----------
                                                                  4,088,426
Expenses
 Management fees..................................  $2,178,725
 Trustees' fees and expenses......................      16,864
 Custodian........................................     100,581
 Audit and tax services...........................      11,923
 Legal............................................      15,853
 Printing.........................................      69,934
 Insurance........................................       6,110
 Miscellaneous....................................       4,291
                                                    ----------
 Total expenses...................................   2,404,281
 Less expenses assumed by the investment adviser..    (225,557)   2,178,724
                                                    ----------  -----------
Net investment income.............................                1,909,702
Realized and Unrealized Gain (Loss) on Investments
 Realized gain (loss) on:
 Investments--net.................................               (6,792,530)
 Unrealized appreciation
  (depreciation) on:
 Investments--net.................................                  899,887
                                                                -----------
Net gain (loss) on investment
 transactions.....................................               (5,892,643)
                                                                -----------
Net Increase (Decrease) in Net Assets from
 Operations.......................................              $(3,982,941)
                                                                ===========

(a) Net of foreign taxes of: $195.


                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Small Cap Series)

Statement of Changes in Net Assets

                                                      Year Ended    Year Ended
                                                     December 31,  December 31,
                                                         1997          1998
                                                     ------------  ------------
From Operations
 Net investment income.............................  $  1,362,282  $  1,909,702
 Net realized gain (loss) on investments...........    22,598,381    (6,792,530)
 Unrealized appreciation (depreciation) on
  investments......................................     5,981,132       899,887
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.    29,941,795    (3,982,941)
                                                     ------------  ------------
From Distributions to Shareholders
 Net investment income.............................    (1,336,197)   (1,908,277)
 Net realized gain on investments..................   (21,404,296)   (1,896,046)
 In excess of net realized gain on investment......            --      (106,613)
                                                     ------------  ------------
                                                      (22,740,493)   (3,910,936)
                                                     ------------  ------------
From Capital Shares Transactions
 Proceeds from sale of shares......................   117,472,557   108,988,919
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........     1,336,197     1,908,277
 Distributions from net realized gain..............    21,404,296     2,002,659
                                                     ------------  ------------
                                                      140,213,050   112,899,855
 Cost of shares redeemed...........................   (36,502,923)  (66,521,977)
                                                     ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions.......................   103,710,127    46,377,878
                                                     ------------  ------------
 Total increase (decrease) in net assets...........   110,911,429    38,484,001
Net Assets
 Beginning of the year.............................    89,194,025   200,105,454
                                                     ------------  ------------
 End of the year...................................  $200,105,454  $238,589,455
                                                     ============  ============
Undistributed Net Investment Income
 Beginning of the year.............................  $      9,342  $     35,427
                                                     ============  ============
 End of the year...................................  $     35,427  $     31,144
                                                     ============  ============
Number of Shares of the Fund:
 Issued from the sale of shares....................       721,830       707,174
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........         8,598        12,870
 Distributions from net realized gain..............       137,451        13,107
                                                     ------------  ------------
                                                          867,879       733,151
 Redeemed..........................................      (226,920)     (438,200)
                                                     ------------  ------------
 Net change........................................       640,959       294,951
                                                     ============  ============

Financial Highlights

                          May 2, 1994(a)
                             through       Year     Year      Year      Year
                           December 31,    Ended    Ended    Ended     Ended
                               1994        1995     1996      1997      1998
                          --------------  -------  -------  --------  --------
Net Asset Value,
 Beginning of Year......     $100.00      $ 96.61  $118.80  $ 144.29  $ 158.92
                             -------      -------  -------  --------  --------
Income From Investment
 Operations
 Net Investment Income..        0.14         0.85     1.05      1.22      1.24
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........       (3.38)       26.93    35.03     34.11     (4.01)
                             -------      -------  -------  --------  --------
 Total From Investment
  Operations............       (3.24)       27.78    36.08     35.33     (2.77)
                             -------      -------  -------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income.....       (0.15)       (0.78)   (1.03)    (1.21)    (1.24)
 Distributions From Net
  Realized Capital
  Gains.................        0.00        (4.81)   (9.56)   (19.49)    (1.32)
 Distribution in excess
  of Net Realized
  Capital Gains.........          --           --       --        --     (0.07)
                             -------      -------  -------  --------  --------
 Total Distributions....       (0.15)       (5.59)  (10.59)   (20.70)    (2.63)
                             -------      -------  -------  --------  --------
Net Asset Value, End of
 Year...................     $ 96.61      $118.80  $144.29  $ 158.92  $ 153.52
                             =======      =======  =======  ========  ========
Total Return (%)........        (3.2)(b)     28.9     30.7      24.9      (1.7)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............        1.00 (c)     1.00     1.00      1.00      1.00
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        0.32 (c)     1.26     1.15      0.97      0.88
Portfolio Turnover Rate
 (%)....................          80 (c)       98       62        87       111
Net Assets, End of Year
 (000)..................     $ 3,105      $27,741  $89,194  $200,105  $238,589
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............        2.31 (c)     1.91     1.29      1.14      1.10

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.


                See accompanying notes to financial statements.

Morgan Stanley International Magnum Equity Series
Portfolio Manager: Francine J. Bovich Morgan Stanley Asset Management

[PHOTO OF FRANCINE J. BORICH]

Q. How did the Series perform over the year?

A. The Series posted a 7.3% total return (based on net asset value) for the year. This performance lagged the Lipper Variable Products International Funds Average/12/ return of 13.4% over the same period. 1998 was a challenging year for the international markets and the International Magnum Series. The Series underperformed the Morgan Stanley Capital International Europe, AustrialAsia, Far East Index/18/ (EAFE) which returned 20.6% primarily due to our stock se-lection of European value stocks and small and mid-cap companies. European value stocks have been underperforming European growth stocks by a wide margin for the past six months, with the largest companies providing the majority of the gains as investors sought safety in the most liquid names. On the positive side, stock selection in Japan and Asia enhanced the Series' performance as did our regional allocation policy, in which we were overweight or neutral in Europe and underweight in Japan and Asia virtually all year. Stock selection in Europe, however, was the main factor in the Series' underperformance.

Q. How did you manage the Series during the year?

A. Although the benchmark EAFE Index ended the year up 20.6%, most of the in-dex gains were attributable to a strong performance in Europe, which comprises over 70% of the EAFE Index. Following a first quarter rally, volatility in-creased in markets around the world. Global markets corrected sharply in Au-gust and September, sparked by the Russian debt default and near collapse of a U.S. hedge fund. The markets then settled down in the final quarter of the year, posting a recovery helped by interest rate cuts in Europe and the U.S. The weakening of the U.S. dollar at year end also contributed to returns for dollar-based investors. The Series' European holdings underperformed the Euro-pean index for the second half of the year after a strong performance in the first half. While companies like Telecom Italia, Nestle, Imperial Tobacco and France Telecom were strong performers for the year, the Series was hurt by holdings in oil (Premier Oil, Total) as well as by weak stock selection, espe-cially in the U.K. The Series also suffered as large and mega cap growth stocks were unstoppable, while 1998 was one of the worst years on record for value investors. Furthermore, the valuation gap between small/mid sized compa-nies and their larger peers reached the widest point in over thirteen years. The Series has increased its exposure over the last 18 months to small/mid cap companies with relatively lower price/earnings ratios. In the recent flight to liquidity, however, these small/mid cap companies were shunned by investors, often for reasons unrelated to fundamentals. This has been the principal cause for our recent underperformance.

Turning to our Asian ex-Japan holdings, we maintained a defensive portfolio during the year. Although our holdings outperformed relative to the region, most positions were still down for the year. The Series was helped by the fact that our Asian holdings were a small (i.e., less than 5 per cent) portion of the Series in absolute terms, and underweighted versus the EAFE Index.

The only strong performer in the region was the Australian Stock Index, which rose 6% for the year as the domestic economy exhibited strong economic funda-mentals--low inflation, sound monetary policy, a budget surplus and a healthy banking system. Additionally, many Australian companies were well managed with an eye toward increasing profitability. Telstra, a telecom company, Fosters, a beer manufacturer, and National Australia Bank were all strong performers for the year.

Finally, in Japan, our strategy of focusing on blue chip exporters (e.g., Sony and Nintendo) and avoiding banks and more domestically oriented stocks con-tributed to relative outperformance of our Japanese stocks. Japanese equities hit 12 year lows in 1998 as sentiment became increasingly negative on the fu-ture of the Japanese economy. As a result, we have held a smaller position in Japan than the EAFE index. We also actively hedged our yen exposure during the year, which was helpful as the yen fell to 147 yen per dollar during the first half of the year, but hurt performance as the yen strengthened during the last quarter.

Q. What is your current outlook for the months ahead?

A. We remain cautiously optimistic about the outlook for Europe in 1999, as we expect demand for equities to continue to rise and merger and restructuring activity to remain brisk. However, risks include the new Euro currency, which has shown signs of possible strengthening versus the U.S. dollar and would hurt the exporters that have led the European recovery. Furthermore, there are signs of a more dramatic than expected economic slowing in Europe, which could put further pressure on already high unemployment rates. Finally, valuations particularly in the largest companies are at very high levels, making them ex-tremely vulnerable to earnings disappointments, should the economic backdrop worsen. Experience tells us that owning a portfolio of undervalued companies (e.g. low price/cash flow) builds in a margin of safety for those periods when markets fall on tough times. While we were disappointed by our European re-sults in 1998, we believe that with valuation gaps so extreme and earnings ex-pectations still very positive, our European stocks are well positioned for the new year.

In Asia ex-Japan, the turnaround in several key countries in the region such as Thailand and South Korea has contributed to increasing stability and should benefit the region as a whole in the new year. Singapore and New Zealand should benefit more than the more insular Asian economies or Hong Kong. Throughout the region, restructuring should become increasingly important as companies seek to enhance their own performance and create shareholder value. There will be several factors to monitor throughout the region, including the performance of the Japanese economy (as it is a major trading partner with most Asian nations), the large supply of new offerings and capital raisings we expect to see in Asia and growth in the developed economies that are the pri-mary markets for Asian exports. We also remain cautious about the outlook for China and Hong Kong. China has seen several corporate defaults in recent weeks and the recent volatility in Latin America raises questions about the strength of the renminbi and the sustainability of the Hong Kong/U.S. dollar peg. Up-side surprises for the region could include successful bank recapitalization and economic recovery in Japan and stronger than expected import demand from the U.S. and Europe.

1999 should be another difficult year for Japan, with GDP growth flat to nega-tive. Further bank failures are likely and the credit crunch should continue as a result. While Prime Minister Obuchi has provided a platform for signifi-cant tax cuts and economic stimulus packages to support Japan on a macro lev-el, adjustments to over capacity and over employment and deleveraging on the micro level will probably become the dominant themes for investors in 1999. As Japan increasingly gravitates to "international" accounting standards, corpo-rate sector restructuring should ensue, challenging the traditional full em-ployment socialist system and further dampening consumer sentiment as unem-ployment rises. Japan also remains vulnerable to any global economic slowdown as well as a stronger yen and higher domestic interest rates. We will remain highly selective in our stock selection, favoring PC, semiconductor, service, pharmaceutical and select domestic sectors such as housing and housing related securities. As we enter 1999, we are cautiously optimistic that this year the private sector will finally foster real structural changes in areas such as wages, employment efficiencies, and shareholder value (e.g., focus on return-on-equity). After 10 years of economic stagnation, Japan has entered the final phase for real change, making this an important time for long term investors in Japanese equities. Should changes occur, we believe the markets would im-prove correspondingly.

In conclusion, we believe 1999 will be an interesting year in the international equity markets overall. We have remained close to market weight in Europe and underweight in Japan and Asia relative to EAFE for much of the past year. Overall, we will remain vigilant to find the best investment opportunities to put money to work, and adjust our portfolio accordingly.

                             [GRAPH APPEARS HERE]

                A $10,000 investment compared to the EAFE Index
                          since the Series' inception

          Date     International Equity Series       EAFE
          ----     ---------------------------       ----
        10/31/94            $10,000               $10,000
        12/31/94            $10,260                $9,555
        12/31/95            $10,879               $10,455
        12/31/96            $11,627               $10,915
        12/31/97            $11,476               $11,476
        12/31/98            $12,311               $13,809

 Average Annual Return

                 International Magnum   EAFE/18/   Lipper Variable International
                    Equity Series                         Funds Average/12/

         1 year          7.3%            20.6%                  13.4%
        3 years          4.2              9.0                   11.3
Since Inception          5.1              8.0                    n/a

                                           X    Fund Facts
                                           Goal: Total return from long-term
                                           growth of capital
                                           Start date: October 31, 1994
                                           Size: $68 million as of
                                           December 31, 1998
                                           Manager: Francine Bovich manages
                                           the Morgan Stanley International
                                           Magnum Equity Series. Ms. Bovich
                                           is also a Managing Director of
                                           Morgan Stanley Dean Witter
                                           Investment Management Inc.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.
This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Morgan Stanley International Magnum Equity Series)

Investments as of December 31, 1998

Common Stocks--93.5% of Total Net Assets


 Shares                                                               Value (a)
        Australia--1.8%
  4,000 Brambles Industries, Ltd..................................   $    97,432
 32,350 Colonial, Ltd.............................................       111,012
  7,150 Commonwealth Bank.........................................       101,486
 42,800 Fosters Brewing...........................................       115,924
  6,800 Lend Lease Corp...........................................        91,672
  9,150 National Australia Bank, Ltd. ............................       137,931
 17,400 News Corp., Ltd...........................................       114,941
 37,000 Oil Search, Ltd...........................................        37,410
 10,000 Rio Tinto, Ltd. ..........................................       118,604
 33,800 Telstra Corp..............................................       158,033
  8,500 Westpac Banking Corp. ....................................        56,879
 16,300 WMC, Ltd..................................................        49,143
 18,150 Woolworths, Ltd. .........................................        61,794
                                                                     -----------
                                                                       1,252,261
                                                                     -----------
        Belgium--1.0%
 12,670 GIB Inno..................................................       659,705
                                                                     -----------
        Denmark--0.8%
  6,100 Unidanmark................................................       551,121
                                                                     -----------
        Finland--4.7%
  7,780 Huhtamaki OY 'I' Free.....................................       296,003
  4,195 Kone OY, Series B.........................................       485,399
  9,470 Konecranes Interna........................................       427,162
 93,780 Merita, Ltd. Series A.....................................       592,217
 22,150 Metra OY, Series B........................................       382,271
 33,158 Rauma OY..................................................       481,211
 13,000 Sampo Insurance Co., Ltd..................................       493,332
  2,345 Valmet OY.................................................        31,273
                                                                     -----------
                                                                       3,188,868
                                                                     -----------
        France--7.9%
 21,100 Bull S.A..................................................       158,127
  5,591 Cie de St. Gobain.........................................       789,000
 16,900 CNP Assurances............................................       513,257
  1,590 Groupe Danone.............................................       455,017
  5,980 Elf Aquitaine.............................................       690,946
  2,580 Lafarge-Coppee............................................       245,033
  6,211 Legris....................................................       304,274
 12,250 Michelin Series B.........................................       489,693
 13,550 Rohne-Poulenc S.A. Series A...............................       697,010
  5,450 Total S.A. Series B.......................................       551,726
  3,520 Union Assure Federales....................................       467,151
                                                                     -----------
                                                                       5,361,234
                                                                     -----------
        Germany--8.9%
 18,010 Basf AG...................................................       687,289
  5,800 Bayer AG..................................................       242,044
  6,640 Bayer Hypo Vereins........................................       519,933

 Shares                                                               Value (a)
   1,490 Buderus AG...............................................   $   542,680
   1,660 Dyckerhoff AG, Preferred.................................       460,170
   1,570 Fresenius AG, Preferred..................................       330,655
   1,630 Hornbach Holding AG, Preferred...........................        96,826
   4,331 Philipp Holzmann.........................................       682,160
   3,440 Plettac AG...............................................       269,363
   1,400 Sudzucker AG, Preferred..................................       635,905
  10,710 Veba AG..................................................       640,698
     520 Viag AG..................................................       304,836
   8,280 Volkswagen AG............................................       660,770
                                                                     -----------
                                                                       6,073,329
                                                                     -----------
         Great Britain--18.9%
 249,800 Aegis Group..............................................       361,067
  10,600 Allied Domecq PLC........................................        98,005
  23,800 Allied Zurich............................................       357,652
  35,937 Bank of Ireland..........................................       786,322
  64,429 Bank of Scotland.........................................       770,707
  63,508 BG PLC...................................................       408,333
  35,100 British Telecom PLC......................................       531,253
  43,600 Bunzl PLC................................................       170,228
  50,322 Burmah Castrol PLC.......................................       719,005
  81,050 Capital Radio............................................       787,743
  93,300 Charter PLC..............................................       511,530
 112,000 Devro....................................................       321,914
  43,964 Diageo PLC...............................................       487,555
  58,380 Greal Universal Stores PLC...............................       615,905
 212,300 Halma PLC................................................       426,787
  41,600 IMI......................................................       163,110
  75,000 Imperial Tobacco Group...................................       785,014
  70,000 Lonrho PLC...............................................       381,459
 110,600 Morgan Crucible Co.......................................       507,154
  72,100 Premier Farnell PLC......................................       191,660
 780,600 Premier Cons Oilfields LTD...............................       207,503
  68,400 Reckitt and Colman.......................................       905,144
  37,940 RMC Group PLC............................................       518,767
  85,854 Royal Sun Alliance Insurance.............................       698,928
 133,400 Scapa Group..............................................       217,199
   9,000 Scot Media Group.........................................       105,117
   3,900 Williams.................................................        22,289
 139,400 WPP Group PLC............................................       845,340
                                                                     -----------
                                                                      12,902,690
                                                                     -----------
         Hong Kong--1.6%
  28,000 China Telecommunications.................................        48,428
  12,000 CLP Holdings.............................................        59,786
  33,000 Dairy Farm International (USD)...........................        37,950
  41,800 Hong Kong & China Gas....................................        53,143
  16,500 Hong Kong Electric Holdings..............................        50,048
  34,000 Hong Kong Telecommunications.............................        59,464
   6,000 HSBC Holdings PLC........................................       149,466
  30,000 Hutchison Whampoa........................................       212,291

                See accompanying notes to financial statements.

New England Zenith Fund
(Morgan Stanley International Magnum Equity Series)

Investments as of December 31, 1998

Common Stocks--(Continued)


 Shares                                                               Value (a)
         Hong Kong--(Continued)
  20,000 LI & Fung, Ltd. .........................................   $    41,432
  12,000 Smartone Telecommunications..............................        33,301
  27,000 Sun Hung Kai Props.......................................       196,900
  18,000 Swire Pacific............................................        80,618
   8,000 Television Broadcasts....................................        20,651
   5,000 Vtech Holdings...........................................        21,813
                                                                     -----------
                                                                       1,065,291
                                                                     -----------
         Ireland--0.8%
 111,900 Greencore Group..........................................       515,898
                                                                     -----------
         Italy--5.2%
  13,155 BCA Pop Bergam CV........................................       319,039
   5,900 ItalGas (Soc Ital).......................................        31,918
  68,060 Magneti Marelli Spa......................................       117,725
  46,255 Marzotto & Figli.........................................       509,142
  92,750 Mediaset.................................................       751,671
 130,100 Sogefi...................................................       353,291
 234,812 Telecom Italia Spa.......................................     1,476,939
                                                                     -----------
                                                                       3,559,725
                                                                     -----------
         Japan--19.0%
   4,000 Aiwa Co. ................................................       105,440
  24,000 Amada, Ltd...............................................       116,126
   2,000 Autobacs Seven Co. ......................................        67,227
  17,000 Canon, Inc...............................................       363,158
  23,000 Casio Computer Co........................................       169,677
  15,000 Dai Nippon Printing......................................       239,098
  56,000 Daicel Chemical..........................................       166,440
  31,000 Daifuku Co...............................................       165,626
  25,000 Daikin Industries........................................       247,678
   3,000 Familymart Co., Ltd. ....................................       149,668
  11,000 Fuji Machine Manufacturing...............................       347,368
  11,000 Fuji Photo Film, Ltd.....................................       408,669
  18,000 Fujitec Co...............................................       115,913
  32,000 Fujitsu, Ltd. ...........................................       426,006
  44,000 Furukawa Electric Co. ...................................       149,845
  13,000 Hitachi Credit Corp. ....................................       288,633
  61,000 Hitachi, Ltd.............................................       377,709
  15,000 Inabata and Co...........................................        40,071
  36,000 Kaneka Corp. ............................................       269,721
  12,000 Kurita Water Industries..................................       175,993
   4,000 Kyocera Corp.............................................       211,234
  16,000 Kyudenko Corp............................................       108,129
   8,000 Lintec Corp..............................................        74,374
  24,000 Matsushita Electric Industries...........................       424,379
  11,000 Minebea Co...............................................       125,909
  69,000 Mitsubishi Chemical Industries...........................       145,263
  19,000 Mitsubishi Estate........................................       170,252
  59,000 Mitsubishi Heavy Industries..............................       229,633
  16,000 Mitsumi Electric.........................................       338,257

 Shares                                                               Value (a)
  7,000 Murata Manufacturing Co...................................   $   290,402
 40,000 NEC Corp..................................................       367,979
 17,000 Nifco, Inc. ..............................................       136,992
  4,800 Nintendo, Ltd.............................................       464,927
     55 Nippon Telephone & Telegraph Corp. .......................       424,237
 85,000 Nissan Motors.............................................       260,150
 13,000 Nissha Printing Co........................................        79,345
     24 NTT Data Corp.............................................       119,098
  6,000 ONO Pharmaceutical........................................       187,351
 42,000 Ricoh Co..................................................       387,121
  6,000 Rinnai Corp...............................................       104,874
  2,000 Rohm Co...................................................       182,043
  5,000 Ryosan Co.................................................        79,832
  5,000 Sangetsu Co. .............................................        74,746
 17,000 Sankyo Co.................................................       371,429
 27,000 Sanwa Shutter Corp........................................       117,983
 21,000 Sekisui Chemical..........................................       141,176
 16,000 Sekisui House.............................................       169,129
 25,000 Shin-Estu Polymer Co. ....................................       130,473
  5,500 Sony Corp.................................................       400,398
  9,000 Sumitomo Marine and Fire..................................        57,001
 16,000 Suzuki Motor Corp. .......................................       189,651
  4,000 TDK Corp. ................................................       365,502
  7,000 Tokyo Electron, Ltd.......................................       265,635
 64,000 Toshiba Corp..............................................       381,000
 12,000 Toyota Motor Corp. .......................................       325,874
 35,000 Tsubakimoto Chain.........................................        74,613
 15,000 Yamaha Corp...............................................       155,241
 13,000 Yamanouchi Pharmacy.......................................       418,576
                                                                     -----------
                                                                      12,940,274
                                                                     -----------
        Malaysia--0.1%
  5,000 Carlsberg Brewery.........................................        14,342
  8,000 Guinness Anchor...........................................         8,042
  1,000 Nestle Malay..............................................         4,000
  6,000 R. J. Reynolds............................................         6,789
  4,000 Rothmans of Pall Mall.....................................        23,579
  1,000 Telekom Malaysia..........................................         2,632
                                                                     -----------
                                                                          59,384
                                                                     -----------
        Netherlands--3.5%
 17,400 ABN Amro Holdings.........................................       365,838
 15,440 Akzo Nobel NV.............................................       702,677
 14,618 Ing Groep NV..............................................       890,915
  6,500 Philips Electronics.......................................       435,940
                                                                     -----------
                                                                       2,395,370
                                                                     -----------
        New Zealand--0.1%
  8,700 Telecom Corp. of New Zealand..............................        37,769
  1,400 Telecom Corp. of New Zealand Installment Receipt..........         3,057
                                                                     -----------
                                                                          40,826
                                                                     -----------

                See accompanying notes to financial statements.

New England Zenith Fund
(Morgan Stanley International Magnum Equity Series)

Investments as of December 31, 1998

Common Stocks--(Continued)


 Shares                                                               Value (a)
         Norway--1.2%
  20,500 Saga Petroleum Series B..................................   $   187,504
  33,300 Sparebanken Primary Cap..................................       648,602
                                                                     -----------
                                                                         836,106
                                                                     -----------
         Singapore--0.3%
   8,000 City Developments........................................        34,646
  15,000 Natsteel Electronics, Ltd................................        38,159
   5,000 Singapore Airlines.......................................        36,644
  26,000 Singapore Technical Engineering..........................        24,252
  10,000 United Overseas Bank.....................................        64,203
   7,000 Venture Manufacturing....................................        26,711
                                                                     -----------
                                                                         224,615
                                                                     -----------
         Spain--3.5%
  31,250 Banco Bilboa Vizcaya.....................................       489,243
  57,300 Iberdrola S.A. ..........................................     1,070,444
   8,063 Telefonica de Espana.....................................       357,990
   8,063 Telefonica de Espana, (Rights)...........................         7,148
  43,680 Uralita S.A..............................................       485,607
                                                                     -----------
                                                                       2,410,432
                                                                     -----------
         Sweden--4.4%
  20,900 Autoliv, Inc.............................................       748,560
  19,300 BT Industries AB.........................................       280,303
 134,900 Nordbanken AS............................................       863,381
  40,700 Svedala Industries.......................................       591,104
  12,900 Svenska Handelsbkn.......................................       543,004
                                                                     -----------
                                                                       3,026,352
                                                                     -----------


   Shares                                                           Value (a)
            Switzerland--9.8%
        322 Bobst AG............................................   $   398,486
      1,120 Forbo Holdings......................................       489,190
        725 Holderbk Financiere Glarus..........................       858,157
        710 Nestle S.A..........................................     1,545,388
        968 Richemont Series A..................................     1,368,462
        315 Schindler Holding AG................................       536,580
        520 Sig Schweiz Industry Holding AG.....................       306,617
      1,360 Swisscom AG.........................................       569,265
        289 UBS AG..............................................        88,781
      2,010 Valora Holding AG...................................       543,579
                                                                   -----------
                                                                     6,704,505
                                                                   -----------
            Total Common Stocks
             (Identified Cost $61,829,706)......................    63,767,986
                                                                   -----------

Short-Term Investment--6.5%

    Face
   Amount
 $4,449,000 Repurchase agreement with State Street Corp. dated
             12/31/98 at 4.0% to be repurchased at $4,450,977 on
             1/04/99 collateralized by $3,330,000 U.S. Treasury
             Note 8.125% due 8/15/2019 with a value of
             $4,539,726.........................................     4,449,000
                                                                   -----------
            Total Short-Term Investment
             (Identified Cost $4,449,000)                            4,449,000
                                                                   -----------
            Total Investments--100.0%
             (Identified Cost $66,278,706)(b)...................    68,216,986
            Other assets less liabilities.......................       (48,342)
                                                                   -----------
            Total Net Assets--100%..............................   $68,168,644
                                                                   ===========

                See accompanying notes to financial statements.

New England Zenith Fund
(Morgan Stanley International Magnum Equity Series)

Investments as of December 31, 1998

Forward Contracts Outstanding at December 31, 1998


                                    Local    Aggregate               Unrealized
      Currency         Delivery   Currency      Face      Total    Appreciation/
      Contract           Date      Amount      Value      Value    (Depreciation)
Japanese Yen
 (bought)............  1/13/1999 413,568,200 $3,598,942 $3,664,598   $  65,656
Japanese Yen (sold)..  1/13/1999 413,568,200  3,459,943  3,664,598    (204,655)
Japanese Yen
 (bought)............  1/19/1999  80,894,000    700,502    717,368      16,866
Japanese Yen (sold)..  1/19/1999  80,894,000    674,398    717,368     (42,970)
Japanese Yen
 (bought)............  1/27/1999 173,546,000  1,498,230  1,540,645      42,415
Japanese Yen (sold)..  1/27/1999 173,546,000  1,446,216  1,540,645     (94,429)
                                                                     ---------
Net unrealized depreciation of
 forward currency contracts.....                                     $(217,117)
                                                                     =========

Ten Largest Industry Holdings at December 31, 1998 (Unaudited)

     1 Finance                 17.3%
     2 Consumer Basics         11.3%
     3 Capital Goods            9.5%
     4 Utilities                7.9%
     5 Consumer Durables        6.8%
     6 Basic Industries         6.8%
     7 Shelter                  5.6%
     8 Consumer Non Durables    5.3%
     9 Technology               4.2%
    10 Energy                   4.1%

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At December 31,1998 the net unrealized appreciation on investments based on cost of $66,683,612 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost........   $ 7,448,351
     Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value........    (5,914,977)
                                                                   -----------
     Net unrealized appreciation................................   $ 1,533,374
                                                                   ===========

                See accompanying notes to financial statements.

New England Zenith Fund
(Morgan Stanley International Magnum Equity Series)

Statement of Assets & Liabilities
December 31, 1998



Assets
 Investments at value....................................           $68,216,986
 Cash....................................................                 1,989
 Foreign cash at value (Identified cost $138,888)........               138,805
 Receivable for:
 Fund shares sold........................................               309,652
 Dividends and interest..................................               135,838
 Foreign taxes...........................................                90,028
 Unamortized organization expense .......................                 1,666
                                                                    -----------
                                                                     68,894,964
Liabilities
 Payable for:
 Securities purchased....................................  $132,620
 Open forward currency contracts--net....................   217,117
 Fund shares redeemed....................................   216,926
 Withholding taxes.......................................    12,153
 Accrued expenses:
 Management fees.........................................    52,283
 Deferred trustees' fees.................................     5,121
 Other expenses..........................................    90,100
                                                           --------
                                                                        726,320
                                                                    -----------
                                                                    $68,168,644
                                                                    ===========
Net Assets
 Net Assets consist of:
 Capital paid in.........................................           $67,075,774
 Overdistributed net investment income...................              (179,114)
 Accumulated net realized
  gains (losses).........................................              (455,172)
 Unrealized appreciation (depreciation) on investments,
  forward contracts and foreign currency.................             1,727,156
                                                                    -----------
Net Assets...............................................           $68,168,644
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($68,168,644 divided by 5,978,157 shares of beneficial
 interest)...............................................           $     11.40
                                                                    ===========
Identified cost of investments...........................           $66,278,706
                                                                    ===========

Statement of Operations
Year Ended December 31, 1998

Investment Income
 Dividends...........................................              $1,191,706(a)
 Interest............................................                 302,016
                                                                   ----------
                                                                    1,493,722
Expenses
 Management fees.....................................  $  566,848
 Trustees' fees and expenses.........................      10,532
 Custodian...........................................     237,267
 Audit and tax services..............................      26,347
 Legal...............................................      11,651
 Printing............................................      21,488
 Insurance...........................................       1,920
 Amortization of organization expenses...............       2,011
 Miscellaneous.......................................       3,065
                                                       ----------
  Total expenses.....................................     881,129
  Less expenses assumed by the investment adviser....     (62,316)    818,813
                                                       ----------  ----------
Net investment income................................                 674,909
Realized and Unrealized Gain (Loss) on Investments,
 Forward Currency Contracts and Foreign Currency
 Transactions
 Realized gain (loss) on:
 Investments--net....................................     617,759
 Foreign currency transactions--net..................      80,429
                                                       ----------
 Total realized gain (loss) on investments and
  foreign currency transactions......................     698,188
                                                       ----------
 Unrealized appreciation (depreciation) on:
 Investments--net....................................   2,486,756
 Foreign currency transactions--net..................    (683,136)
                                                       ----------
 Total unrealized appreciation (depreciation) on
  investments and foreign currency transactions......   1,803,620
                                                       ----------
Net gain (loss) on investment transactions...........               2,501,808
                                                                   ----------
Net Increase (Decrease) in Net Assets From
 Operations..........................................              $3,176,717
                                                                   ==========

(a) Net of foreign taxes of: $153,275.

                See accompanying notes to financial statements.

New England Zenith Fund
(Morgan Stanley International Magnum Equity Series)

Statement of Changes in Net Assets


                                                        Year Ended    Year Ended
                                                       December 31,  December 31,
                                                           1997          1998
                                                       ------------  ------------
From Operations
 Net investment income...............................  $   451,721   $   674,909
 Net realized gain (loss) on investments and foreign
  currency transactions..............................      392,080       698,188
 Unrealized appreciation (depreciation) on
  investments and foreign currency transactions......   (1,984,775)    1,803,620
                                                       -----------   -----------
 Increase (decrease) in net assets from operations...   (1,140,974)    3,176,717
                                                       -----------   -----------
From Distributions to Shareholders
 Net investment income...............................     (401,271)     (674,909)
 In excess of net investment income..................            0      (146,749)
 Net realized gain on investments....................     (394,830)     (658,590)
 In excess of net realized gain on investment........     (542,890)            0
                                                       -----------   -----------
                                                        (1,338,991)   (1,480,248)
                                                       -----------   -----------
From Capital Shares Transactions
 Proceeds from sale of shares........................   31,343,810    31,156,503
 Net asset value of shares issued in connection with
  the reinvestment of:
  Distributions from net investment income...........      401,271       821,658
  Distributions from net realized gain...............      937,720       658,590
                                                       -----------   -----------
                                                        32,682,801    32,636,751
 Cost of shares redeemed.............................  (16,560,469)  (19,199,129)
                                                       -----------   -----------
 Increase (decrease) in net assets derived from
  capital share transactions.........................   16,122,332    13,437,622
                                                       -----------   -----------
 Total increase (decrease) in net assets.............   13,642,367    15,134,091
Net Assets
 Beginning of the year...............................   39,392,186    53,034,553
                                                       -----------   -----------
 End of the year.....................................  $53,034,553   $68,168,644
                                                       ===========   ===========
Undistributed (overdistributed) Net Investment Income
 Beginning of the year...............................  $   (55,074)  $  (116,715)
                                                       ===========   ===========
 End of the year.....................................  $  (116,715)  $  (179,114)
                                                       ===========   ===========
Number of Shares of the Fund:
 Issued from the sale of shares......................    2,737,081     2,622,460
 Issued in connection with the reinvestment of:
  Distributions from net investment income...........       36,467        68,127
  Distributions from net realized gain...............       86,482        57,720
                                                       -----------   -----------
                                                         2,860,030     2,748,307
 Redeemed............................................   (1,465,482)   (1,655,274)
                                                       -----------   -----------
 Net change..........................................    1,394,548     1,093,033
                                                       ===========   ===========

Financial Highlights

                          October 31, 1994(a)
                                through        Year     Year     Year     Year
                             December 31,      Ended    Ended    Ended    Ended
                                 1994          1995     1996     1997     1998
                          ------------------- -------  -------  -------  -------
Net Asset Value,
 Beginning of Year......        $10.00        $ 10.23  $ 10.73  $ 11.29  $ 10.86
                                ------        -------  -------  -------  -------
Income From Investment
 Operations
 Net Investment Income..          0.03           0.09     0.06     0.08     0.14
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........          0.23           0.53     0.68    (0.23)    0.66
                                ------        -------  -------  -------  -------
 Total From Investment
  Operations............          0.26           0.62     0.74    (0.15)    0.80
                                ------        -------  -------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.02)         (0.09)   (0.02)   (0.09)   (0.12)
 Distributions in Excess
  of Net Investment
  Income................          0.00          (0.03)    0.00     0.00    (0.03)
 Distributions From Net
  Realized Capital
  Gains.................          0.00           0.00    (0.16)   (0.08)   (0.11)
 Distributions in Excess
  of Net Realized
  Capital Gains.........          0.00           0.00     0.00    (0.11)    0.00
 Distributions From
  Paid-in Capital.......         (0.01)          0.00     0.00     0.00     0.00
                                ------        -------  -------  -------  -------
 Total Distributions....         (0.03)         (0.12)   (0.18)   (0.28)   (0.26)
                                ------        -------  -------  -------  -------
Net Asset Value, End of
 Year...................        $10.23        $ 10.73  $ 11.29  $ 10.86  $ 11.40
                                ======        =======  =======  =======  =======
Total Return (%)........           2.6(b)         6.0      6.9     (1.3)     7.3
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          1.30(c)        1.30     1.30     1.30     1.30
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          2.56(c)        1.29     0.67     0.96     1.07
Portfolio Turnover Rate
 (%)....................             4(c)          89       64      115       40
Net Assets, End of Year
 (000)..................        $2,989        $16,268  $39,392  $53,035  $68,169
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          5.38(c)        3.12     1.66     1.59     1.40

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

Alger Equity Growth Series
Portfolio Manager: David D. Alger Fred Alger Management, Inc.

[PHOTO OF DAVID D. ALGER APPEARS HERE]

Q. How did the portfolio perform in 1998?

A. 1998 proved a turbulent and challenging year for investors in the U.S. stock market. During the first half of the year, stocks that had been undeservedly oversold in the wake of the Asian crisis rebounded nicely. Inflation remained subdued and the Federal Reserve left interest rates unchanged. The post-Asian crisis earnings season came and went with some predictable casualties, but most companies got through it unscathed. Moreover, after a year where value stocks significantly outperformed growth stocks, investors returned to the more ag-gressive discipline. By mid-July, most major market indices were trading at record levels.

Amid incidents of international economic instability and domestic political controversy, the market sold off dramatically in August. Specifically, the Rus-sian economy collapsed and the state of Japan's banking system worsened. Eco-nomic activity was slowed by a credit crunch, as spreads between corporate and Treasury bonds widened. As measured by the S&P 500 Index/25/, the historically placid month of August proved to be the worst performing month since October of 1987. The markets recovered during September in anticipation of relief from the Federal Reserve Board (the "Fed") yet sold off sharply toward the end of the month following what was perceived to be a disappointing reduction of the Fed-eral Funds Rate by 0.25%.

As October progressed, stocks gained a boost from a rare intra-meeting rate re-duction by the Fed. The technology sector stabilized as Intel, Microsoft and Apple all reported better than expected quarterly earnings. A rally prompted by additional relief from the Fed in November highlighted a strong fourth quarter, which anchored another lucrative albeit challenging year for the U.S. stock market. As a result, the Alger Equity Growth Series posted a quarterly return of 26.1% which brought its return for 1998 to 47.8% (based on net asset value), significantly outpacing the Lipper Variable Products Growth Fund Average/10/ return of 24.7% and the S&P 500 Index/25/ which returned 28.7% for the year.

Q. How did you manage the Series during the past year?

A. The management of the Series remained unchanged, a research intensive, bot-tom-up approach focusing on rapidly growing large cap stocks. Strong positive cash inflows for the year helped fuel investment opportunities and precluded the selling of core holdings in order to satisfy redemptions.

The Series benefited from its large cap positioning. As of December 31, 1998 the Series possessed a weighted average market cap of $85.7 billion. The Series strong performance for the year was also augmented by the performance of tech-nology and pharmaceutical holdings. Notable performing stocks for the year in-cluded America Online, Microsoft, MCI Worldcom, and Cisco Systems. Key holdings in the retail sector also boosted the Series annual performance. These compa-nies included Home Depot, Wal-Mart and Staples, which were all up in excess of 100% for the year.

Q. What is your investment outlook for the months ahead?

A. Looking ahead, we remain cautiously optimistic, however 1999 should be a wonderful year for the American economy and American investors in general. While there are undoubtedly going to be problems around the world, some new and some recycled (Japan, Brazil, Clinton), overall, we expect the stock market to move upward.

It is true that valuations are high on a historical basis. However, high valua-tions are warranted because of the extremely low levels of both inflation and fixed-income yields. Moreover, while corporate profits growths will be subdued this year, growth in America's more dynamic sectors, such as technology, should be spectacular.

As always, we will continue to seek out and invest in companies that we feel will grow their earnings rapidly and consistently.

                             [GRAPH APPEARS HERE]

          Date     Alger Equity Growth       S&P 500
          ----     -------------------       -------
        10/31/94         $10,000             $10,000
        12/31/94         $ 9,580              $9,794
        12/31/95         $14,245             $13,461
        12/31/96         $16,122             $16,544
        12/31/97         $20,254             $22,055
        12/31/98         $29,931             $28,345

 Average Annual Return

                     Equity Growth                   Lipper Variable Growth
                        Series        S&P 500/25/       Fund Average/10/

           1 year        47.8%           28.7%               24.7%
          3 years        28.1            28.3                23.9
  Since Inception        30.1            28.4                 n/a

                                           X   Fund Facts

                                           Goal: Long-term capital
                                           appreciation.

                                           Start date: October 31, 1994

                                           Size: $411 million as of December
                                           31, 1998

                                           Manager: David D. Alger has
                                           managed the Alger Equity Growth
                                           Series since its inception in
                                           1994. Mr. Alger is President and
                                           Chief Financial Officer of Fred
                                           Alger Management, Inc., and has
                                           been portfolio manager of The
                                           Alger Growth Portfolio since 1986,
                                           The Alger American Fund Growth
                                           Portfolio since 1989 and the Alger
                                           Retirement Fund since 1993.



Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Alger Equity Growth Series)

Investments as of December 31, 1998

Common Stocks--87.1% of Total Net Assets


 Shares                                                               Value (a)
         Airlines--1.0%
  76,000 US Airways Group, Inc.(c)................................   $ 3,952,000
                                                                     -----------
         Banks--6.4%
  50,200 Bank of New York.........................................     2,020,550
  99,000 BankAmerica Corp. .......................................     5,952,375
 204,000 Citigroup, Inc. .........................................    10,098,000
  24,624 Firstar Corp. ...........................................     2,296,188
  69,900 First Union Corp. .......................................     4,250,794
  26,200 State Street Corp. ......................................     1,822,538
                                                                     -----------
                                                                      26,440,445
                                                                     -----------
         Casinos & Resorts--1.2%
 100,000 Carnival Corp. ..........................................     4,800,000
                                                                     -----------
         Communications--1.2%
 209,000 L. M. Ericsson Telecommunications Co. ...................     5,002,937
                                                                     -----------
         Communications Equipment--1.4%
  61,375 Cisco Systems, Inc.(c)...................................     5,696,367
                                                                     -----------
         Communications Services--1.6%
  97,800 Ascend Communications, Inc.(c)...........................     6,430,350
                                                                     -----------
         Computer Related & Business Equipment--10.4%
  66,100 America Online(c)........................................    10,576,000
  97,200 Compaq Computer Corp. ...................................     4,076,325
 116,600 Dell Computer Corp.(c)...................................     8,533,662
  89,000 EMC Corp. ...............................................     7,565,000
  64,300 International Business Machines..........................    11,879,425
                                                                     -----------
                                                                      42,630,412
                                                                     -----------
         Computer Software--3.8%
  55,200 Compuware Corp. .........................................     4,312,500
  82,300 Microsoft Corp. .........................................    11,413,981
                                                                     -----------
                                                                      15,726,481
                                                                     -----------
         Consumer Products--4.7%
  45,500 Corning, Inc. ...........................................     2,047,500
  52,600 McKesson Corp. ..........................................     4,158,687
 175,040 Tyco International, Ltd. ................................    13,204,580
                                                                     -----------
                                                                      19,410,767
                                                                     -----------
         Financial Services--5.9%
 122,600 Federal Home Loan Mortgage Corp. ........................     7,900,037
 208,800 Household International..................................     8,273,700
 115,000 Morgan Stanley Dean Witter...............................     8,165,000
                                                                     -----------
                                                                      24,338,737
                                                                     -----------

 Shares                                                              Value (a)
         Health Care--5.2%
  86,550 Cardinal Health.........................................   $  6,566,981
  25,000 Elan plc (ADR)..........................................      1,739,063
  70,900 IMS Health, Inc. .......................................      5,348,519
 104,800 Medtronic, Inc. ........................................      7,781,400
                                                                    ------------
                                                                      21,435,963
                                                                    ------------
         Insurance--2.3%
  78,000 American International Group............................      7,536,750
  24,000 SunAmerica, Inc. .......................................      1,947,000
                                                                    ------------
                                                                       9,483,750
                                                                    ------------
         Miscellaneous--5.2%
  25,600 Biogen, Inc. ...........................................      2,124,800
  58,900 Costco Companies, Inc. .................................      4,251,844
  94,700 Intel Corp. ............................................     11,227,869
  44,900 Texas Instruments, Inc. ................................      3,841,756
                                                                    ------------
                                                                      21,446,269
                                                                    ------------
         Pharmaceuticals--12.6%
  29,200 Bristol-Myers Squibb Co. ...............................      3,907,325
  78,200 Eli Lilly & Co. ........................................      6,950,025
  62,400 Merck & Co., Inc. ......................................      9,215,700
  90,000 Pfizer, Inc. ...........................................     11,289,375
  95,800 Schering-Plough.........................................      5,292,950
  78,300 Smithkline Beecham......................................      5,441,850
 126,800 Warner-Lambert Co. .....................................      9,533,775
                                                                    ------------
                                                                      51,631,000
                                                                    ------------
         Pollution Control--3.1%
 277,000 Waste Management, Inc. .................................     12,915,125
                                                                    ------------
         Railroad--1.6%
 136,000 Kansas City Southern Industries.........................      6,689,500
                                                                    ------------
         Retail--14.1%
 104,300 CVS Corp. ..............................................      5,736,500
  33,100 Fred Meyer, Inc. .......................................      1,994,275
 215,200 Home Depot, Inc. .......................................     13,167,550
 148,700 Kroger Co. .............................................      8,996,350
  52,800 Office Depot, Inc. .....................................      1,950,300
 134,400 Safeway, Inc.(c)........................................      8,190,000
 146,500 Staples, Inc.(c)........................................      6,400,219
 137,300 Wal-Mart Stores, Inc. ..................................     11,181,369
                                                                    ------------
                                                                      57,616,563
                                                                    ------------
         Telecom Networks--5.4%
 139,800 Comcast Corp. ..........................................      8,204,512
  29,900 Cox Communications, Inc. ...............................      2,066,838
 164,100 MCI Worldcom, Inc. .....................................     11,774,175
                                                                    ------------
                                                                      22,045,525
                                                                    ------------
         Total Common Stocks
          (Identified Cost $250,423,254).........................    357,692,191
                                                                    ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Alger Equity Growth Series)

Investments as of December 31, 1998

Short-Term Investments--11.7%

                See accompanying notes to financial statements.

    Face
   Amount                                                            Value (a)
 $4,000,000 Bayerische Hypotheken,
             5.800%, 1/05/1999...................................   $  3,997,422
  3,000,000 Deutsche Bank Financial, Inc.,
             6.220%, 1/05/1999...................................      2,997,927
  4,000,000 Eagle Funding Capital Corp.,
             5.700%, 1/19/1999...................................      3,988,600
  4,000,000 Ford Motors Credit Co.,
             5.690%, 1/08/1999...................................      3,995,574
  4,000,000 Halifax Building Society,
             5.700%, 1/06/1999...................................      3,996,833
  4,000,000 Hertz Corp.,
             5.690%, 1/05/1999...................................      3,997,471
  4,000,000 Montauk Funding Corp.,
             5.700%, 1/06/1999...................................      3,996,833
  3,000,000 National Australia Funding Corp.,
             6.220%, 1/05/1999...................................      2,997,927
  4,000,000 New Jersey National Gas Co.,
             5.670%, 1/05/1999...................................      3,997,480
  3,000,000 Paribas Financial, Inc.,
             5.950%, 1/05/1999...................................      2,998,017
  2,271,465 State Street Global Advisors, Money Market Fund......      2,271,465
  4,500,000 Twin Towers, Inc.,
             4.950%, 1/13/1999...................................      4,492,575
  4,500,000 W. W. Grainger, Inc.,
             5.000%, 1/07/1999...................................      4,496,250
                                                                    ------------
            Total Short-Term Investments
             (Identified Cost $48,224,374).......................     48,224,374
                                                                    ------------
            Total Investments--98.8%
             (Identified cost $298,647,628)(b)...................    405,916,565
            Other assets less liabilities........................      4,809,064
                                                                    ------------
            Total Net Assets--100%...............................   $410,725,629
                                                                    ============
(a) See Note 1A of the Notes to Financial Statements.
(b) Federal Tax Information:
  At December 31, 1998 the net unrealized appreciation on investments based on cost of $302,732,069 for federal income tax purposes was as follows:


 Aggregate
  gross
  unrealized
  appreciation
  for all
  investments
  in which
  there is an
  excess of
  value over
  tax cost..... $105,195,045
 Aggregate
  gross
  unrealized
  depreciation
  for all
  investments
  in which
  there is an
  excess of
  tax cost
  over value...   (2,010,549)
 Net
  unrealized
  appreciation. $103,184,496

(c) Non-income producing security.

  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
        (GDR) is a certificate issued by a custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

New England Zenith Fund
(Alger Equity Growth Series)

Statement of Assets & Liabilities
December 31, 1998


Assets
 Investments at value..................................             $405,916,565
 Cash..................................................                   12,419
 Receivable for:
 Fund shares sold......................................                1,557,616
 Securities sold.......................................               12,402,201
 Dividends and interest................................                   97,785
 Foreign taxes.........................................                    1,708
 Unamortized organization expense......................                    1,666
                                                                    ------------
                                                                     419,989,960
Liabilities
 Payable for:
 Securities purchased..................................  $8,586,451
 Fund shares redeemed..................................     388,865
 Accrued expenses:
 Management fees.......................................     240,181
 Deferred trustees' fees...............................       7,461
 Other expenses........................................      41,373
                                                         ----------
                                                                       9,264,331
                                                                    ------------
                                                                    $410,725,629
                                                                    ============
Net Assets
 Net Assets consist of:
 Capital paid in.......................................             $279,437,135
 Undistributed net investment income...................                      607
 Accumulated net realized gains (losses)...............               24,018,950
 Unrealized appreciation (depreciation) on investments.              107,268,937
                                                                    ------------
Net Assets.............................................             $410,725,629
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($410,725,629 divided by 16,353,873 shares of
 beneficial interest)..................................             $      25.11
                                                                    ============
Identified cost of investments.........................             $298,647,628
                                                                    ============

Statement of Operations
Year Ended December 31, 1998

Investment Income
 Dividends.........................................             $  1,628,943(a)
 Interest..........................................                1,267,940
                                                                ------------
                                                                   2,896,883
Expenses
 Management fees...................................  $2,115,106
 Trustees' fees and expenses.......................      20,679
 Custodian.........................................      76,817
 Audit and tax services............................      17,618
 Legal.............................................      27,662
 Printing..........................................      74,486
 Insurance.........................................       7,657
 Amortization of organization
  expenses.........................................       2,011
 Miscellaneous.....................................       7,486
                                                     ----------
 Total expenses....................................                2,349,522
                                                                ------------
Net investment income..............................                  547,361
Realized and Unrealized Gain (Loss) on Investments
 Realized gain (loss) on:
 Investments--net..................................               37,574,347
 Unrealized appreciation
  (depreciation) on:
 Investments--net..................................               78,578,213
                                                                ------------
Net gain (loss) on investment
 transactions......................................              116,152,560
                                                                ------------
Net Increase (Decrease) in Net Assets from
 Operations........................................             $116,699,921
                                                                ============

(a)Net of foreign taxes of: $4,692

                See accompanying notes to financial statements.

New England Zenith Fund
(Alger Equity Growth Series)

Statement of Changes in Net Assets


                                                      Year Ended    Year Ended
                                                     December 31,  December 31,
                                                         1997          1998
                                                     ------------  ------------
From Operations
 Net investment income.............................  $    214,111  $    547,361
 Net realized gain (loss) on investments ..........    19,818,623    37,574,347
 Unrealized appreciation (depreciation) on
  investments......................................    14,830,675    78,578,213
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.    34,863,409   116,699,921
                                                     ------------  ------------
From Distributions to Shareholders
 Net investment income.............................      (155,793)     (608,527)
 Net realized gain on investments..................   (19,679,801)  (13,814,120)
                                                     ------------  ------------
                                                      (19,835,594)  (14,422,647)
                                                     ------------  ------------
From Capital Shares Transactions
 Proceeds from sale of shares......................    86,896,157   151,770,313
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........       155,793       608,527
 Distributions from net realized gain..............    19,679,801    13,814,120
                                                     ------------  ------------
                                                      106,731,751   166,192,960
 Cost of shares redeemed...........................   (36,896,638)  (63,063,040)
                                                     ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions.......................    69,835,113   103,129,920
                                                     ------------  ------------
 Total increase (decrease) in net assets...........    84,862,928   205,407,194
Net Assets
 Beginning of the year.............................   120,455,507   205,318,435
                                                     ------------  ------------
 End of the year...................................  $205,318,435  $410,725,629
                                                     ============  ============
Undistributed Net Investment Income
 Beginning of the year.............................  $      2,272  $          0
                                                     ============  ============
 End of the year...................................  $          0  $        607
                                                     ============  ============
Number of Shares of the Fund:
 Issued from the sale of shares....................     4,818,140     7,106,627
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........         9,023        24,816
 Distributions from net realized gain..............     1,146,276       551,319
                                                     ------------  ------------
                                                        5,973,439     7,682,762
 Redeemed..........................................    (2,053,180)   (2,982,315)
                                                     ------------  ------------
 Net change........................................     3,920,259     4,700,447
                                                     ============  ============

Financial Highlights

                          October 31, 1994(a)
                                through        Year      Year      Year      Year
                             December 31,      Ended    Ended     Ended     Ended
                                 1994          1995      1996      1997      1998
                          ------------------- -------  --------  --------  --------
Net Asset Value,
 Beginning of Year......        $10.00        $  9.56  $  13.80  $  15.58  $  17.62
                                ------        -------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income..          0.02           0.01      0.04      0.02      0.04
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (0.44)          4.65      1.78      3.92      8.37
                                ------        -------  --------  --------  --------
 Total From Investment
  Operations............         (0.42)          4.66      1.82      3.94      8.41
                                ------        -------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.02)         (0.01)    (0.04)    (0.02)    (0.04)
 Distributions From Net
  Realized Capital
  Gains.................          0.00          (0.41)     0.00     (1.88)    (0.88)
                                ------        -------  --------  --------  --------
 Total Distributions....         (0.02)         (0.42)    (0.04)    (1.90)    (0.92)
                                ------        -------  --------  --------  --------
Net Asset Value, End of
 Year...................        $ 9.56        $ 13.80  $  15.58  $  17.62  $  25.11
                                ======        =======  ========  ========  ========
Total Return (%)........          (4.2)(b)       48.8      13.2      25.6      47.8
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85 (c)       0.85      0.90      0.87      0.83
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          1.07 (c)       0.14      0.24      0.12      0.19
Portfolio Turnover Rate
 (%)....................            32 (c)        107        78       137       119
Net Assets, End of Year
 (000)..................        $1,917        $46,386  $120,456  $205,318  $410,726
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          2.74 (c)       2.45      0.90        --        --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

Capital Growth Series
Portfolio Manager: G. Kenneth Heebner Capital Growth Management Limited Partnership

[Photo of G. Kenneth Heebner appears here]

Q. How did Capital Growth Series perform during 1998?

A. It performed very well. For the 12 months ending December 31, 1998, the Se-ries posted a total return of 34.1% (based on net asset value)--performance well above that of the Lipper Variable Products Growth Fund Average/10/ return of 24.7%. The Series also outperformed the S&P 500/25/ return of 28.7%.

Q. What was the investment environment like in 1998?

A. I would describe it as excellent. The U.S. economy was strong, inflation was low, and interest rates declined. Having said that, during the year in-vestors periodically became concerned that problems in foreign economies would start to hurt growth in the United States. These problems included Russia's devaluation of its currency and default on its debt, the ongoing decline of Asian economies, Japan's lack of aggressiveness in attempting to overcome problems in their economy, and worries that Brazil would devalue its currency. The U.S. economy continued to grow in spite of these obstacles.

In my judgment, investors overreacted to these overseas concerns. In fact, I would argue that these problems were beneficial for the U.S. stock market be-cause they created deflationary influences worldwide that, in turn, helped re-duce domestic inflationary pressures. Global turmoil created an incentive later in the year for the Federal Reserve Board to reduce short-term interest rates three times, which helped the U.S. stock market.

Q. Did this backdrop lead you to alter your investment strategy?

A. Not at all. I kept the fund fully invested and did not alter the structure of the portfolio, feeling that the issues overseas would not affect our economy. I continued to look for stocks selling at reasonable valuations that would deliver earnings growth in excess of market expectations.

Q. Where did you find these opportunities?

A. The groups of companies that were important to the Fund over the course of the year were banks, technology, insurance and pharmaceuticals. I felt that certain companies in these groups were undervalued relative to their growth prospects. For example, in the bank group I invested in Chase Manhattan, a company with superior management that gained market share in important global businesses and earned returns that were strong enough to spur the company to commence a share repurchase program. Technology proved to be one of the fast-est growing segments of the economy. Insurance companies such as American Gen-eral and AIG were undervalued relative to their growth rates. And pharmaceuti-cal companies were strong due to new product introductions.

Shareholders should know that I did not focus on these groups because I was attracted to sector-specific trends. Rather, these groups were well repre-sented in the Fund because they, more than others, tended to include individ-ual stocks that I picked because they offered attractive prospects.

Q. Which stocks helped performance, and which ones did not?

A. On the positive side, Nokia enjoyed significant success in its cellular telephone and infrastructure business, which was driven by the superior fea-tures offered by its equipment. It gained market share in a rapidly growing market. Warner Lambert posted strong returns based on the success of its new anti-cholesterol drug, which garnered about a 35% share of that market and Dell Computer, the leading personal computer company in 1998, enjoyed signifi-cant market share gains in a strong industry. Philip Morris benefited from a positive shift in investor sentiment, as the threat of Congressional legisla-tion faded and a settlement with several states' attorneys general was achieved. IBM was a strong performer as investors came to appreciate the company's balance-sheet restructuring and share-repurchase programs, and as its underlying businesses began to grow, particularly mainframe computers and computer outsourcing.

On the negative side, Mattel posted disappointing earnings because Toys R US, a major customer, reduced inventories. Kmart also proved to be disappointing because the company's management, contrary to expectations, was unable to show as much improvement as had been hoped in a difficult environment for discount retailers.

Q. What is your outlook for 1999?

A. I expect moderate economic growth and low inflation to continue in the United States, an environment that should be favorable for stocks. I think that continued weakness in Japan and Latin America will continue to provide an incentive for the Federal Reserve Board to maintain low interest rates. As far as the Series is concerned, I will continue to focus on well established com-panies selling at reasonable prices whose future earnings I expect will favor-ably impress investors.

                             [GRAPH APPEARS HERE]

   A $10,000 Investment Compared to the S&P 500 Index over the past 10 years

         Date        Zenith Capital Growth        S&P 500
         ----        ---------------------        -------
        12/31/88           $10,000                $10,000
        12/31/89           $13,076                $13,159
        12/31/90           $12,619                $12,749
        12/31/91           $19,434                $16,617
        12/31/92           $18,258                $17,881
        12/31/93           $20,993                $19,675
        12/31/94           $19,508                $19,942
        12/31/95           $26,927                $27,409
        12/31/96           $32,602                $33,686
        12/31/97           $40,256                $44,909
        12/31/98           $53,980                $57,717

 Average Annual Total Return

                     Capital Growth                   Lipper Variable Growth
                        Series        S&P 500/25/       Fund Average/10/

           1 year        34.1%           28.7%               24.7%
          3 years        26.1            28.3                23.9
          5 years        20.8            24.1                20.4
         10 years        18.4            19.2                19.9
  Since Inception        23.9            17.6                 n/a

                                           X    Fund Facts

                                           Goal: Long-term growth of capital.

                                           Start date: August 26, 1983

                                           Size: $1.9 billion as of December
                                           31, 1998

                                           Manager: G. Kenneth Heebner has
                                           managed the Capital Growth Series
                                           since its inception in 1983. He
                                           has also been portfolio manager of
                                           New England Growth Fund since
                                           1976; CGM Capital Development Fund
                                           since 1976; CGM Mutual Fund since
                                           1981; CGM Realty Fund since May
                                           1994; CGM Fixed Income Fund since
                                           June 1993; CGM Focus Fund since
                                           September 1997.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Capital Growth Series)

Investments as of December 31, 1998

Common Stocks--99.9% of Total Net Assets


  Shares                                                             Value (a)
           Automotive & Related--5.2%
 6,350,000 Volkswagen AG (ADR)...................................   $ 99,218,750
                                                                    ------------

           Banks--Money Center--6.4%
 1,795,000 Chase Manhattan Corp. ................................    122,172,188
                                                                    ------------

           Banks--Regional--17.6%
 2,590,000 Bank of New York......................................    104,247,500
 1,440,000 BankAmerica Corp. ....................................     86,580,000
   410,000 First Union Corp. ....................................     24,933,125
 1,239,000 Firstar Corp. ........................................    115,536,750
                                                                    ------------
                                                                     331,297,375
                                                                    ------------

           Beverage & Tobacco--11.6%
 1,482,000 Anheuser Busch Companies, Inc. .......................     97,256,250
 2,310,000 Philip Morris Companies, Inc. ........................    123,585,000
                                                                    ------------
                                                                     220,841,250
                                                                    ------------

           Computer Software & Services--1.8%
   525,000 Computer Sciences Corp.(c)............................     33,829,687
                                                                    ------------

           Electronic Components--23.9%
   863,000 Intel Corp. ..........................................    102,319,438
 1,850,000 Micron Technology, Inc.(c)............................     93,540,625
 1,345,000 Nokia Corp. (ADR).....................................    161,988,437
 1,100,000 Texas Instruments, Inc. ..............................     94,118,750
                                                                    ------------
                                                                     451,967,250
                                                                    ------------


           Freight Transportation--4.5%
 2,541,000 Burlington Northern Santa Fe..........................     85,758,750
                                                                    ------------

           Insurance--13.2%
 1,170,000 American General Corp. ...............................     91,260,000
   855,912 American International Group, Inc. ...................     82,702,497
   480,000 Jefferson Pilot Corp. ................................     36,000,000
   700,000 Unum Corp. ...........................................     40,862,500
                                                                    ------------
                                                                     250,824,997
                                                                    ------------


  Shares                                Value (a)
           Microcomputers--2.9%
   645,000 Sun Microsystems,
            Inc.(c)................   $   55,228,125
                                      --------------

           Office Equipment and
            Supplies--5.8%
   596,000 International Business
            Machines...............      110,111,000
                                      --------------

           Retail--7.0%
 1,625,000 Wal-Mart Stores, Inc. ..      132,335,938
                                      --------------
           Total Common Stock
            (Identified Cost
           $1,451,954,624).........    1,893,585,310
                                      --------------

Short-Term Investment--0.2%

    Face
   Amount
 $4,695,000 American Express, 4.850%, 1/4/99..................        4,695,000
                                                                 --------------
            Total Short-Term Investment
             (Identified Cost $4,695,000).....................        4,695,000
                                                                 --------------
            Total Investments--100.1%
             (Identified Cost
             $1,456,649,624)(b)...............................    1,898,280,310
            Other assets less liabilities.....................       (2,531,838)
                                                                 --------------
            Total Net Assets--100%............................   $1,895,748,472
                                                                 ==============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At December 31, 1998 the net unrealized appreciation on investments based on cost of $1,459,950,808 for federal income tax purposes was as follows:

 Aggregate
  gross
  unrealized
  appreciation
  for all
  investments
  in which
  there is an
  excess of
  value over
  tax cost..... $438,915,663
 Aggregate
  gross
  unrealized
  depreciation
  for all
  investments
  in which
  there is an
  excess of
  tax cost
  over value...     (586,161)
                ------------
 Net
  unrealized
  appreciation. $438,329,502
                ============

(c) Non-income producing security.

  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
        (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

New England Zenith Fund
(Capital Growth Series)

Statement of Assets & Liabilities
December 31, 1998


Assets
 Investments at value..............................              $1,898,280,310
 Cash..............................................                       1,819
 Receivable for:
 Fund shares sold..................................                     910,805
 Securities sold...................................                   7,386,480
 Dividends and interest............................                   1,856,253
 Foreign taxes.....................................                   1,854,870
 Due from Investment Adviser.......................                      84,549
                                                                 --------------
                                                                  1,910,375,086
Liabilities
 Payable for:
 Securities purchased..............................  $12,099,789
 Fund shares redeemed..............................    1,374,730
 Accrued expenses:
 Management fees...................................      956,913
 Deferred trustees' fees...........................       91,606
 Other expenses....................................      103,576
                                                     -----------
                                                                     14,626,614
                                                                 --------------
                                                                 $1,895,748,472
                                                                 ==============
Net Assets
 Net Assets consist of:
 Capital paid in...................................              $1,454,914,023
 Undistributed net investment income...............                       3,878
 Accumulated net realized gains (losses)...........                    (800,115)
 Unrealized appreciation (depreciation) on
  investments......................................                 441,630,686
                                                                 --------------
Net Assets.........................................              $1,895,748,472
                                                                 ==============
Computation of offering price:
Net asset value and redemption price per share
 ($1,895,748,472 divided by 4,050,492 shares of
 beneficial interest)..............................              $       468.03
                                                                 ==============
Identified cost of investments.....................              $1,456,649,624
                                                                 ==============

Statement of Operations
Year Ended December 31, 1998

Investment Income
 Dividends........................................              $ 30,013,003(a)
 Interest.........................................                   408,483
                                                                ------------
  ................................................                30,421,486
Expenses
 Management fees..................................  $10,272,927
 Trustees' fees and expenses......................       96,906
 Custodian........................................      202,944
 Audit and tax services...........................       14,957
 Legal............................................      141,919
 Printing.........................................      173,061
 Insurance........................................       46,484
 Miscellaneous....................................        8,122
                                                    -----------
 Total expenses...................................                10,957,320
                                                                ------------
Net investment income.............................                19,464,166
Realized and Unrealized Gain (Loss) on Investments
 Realized gain (loss) on:
 Investments--net.................................               169,787,977
 Unrealized appreciation
  (depreciation) on:
 Investments--net.................................               294,106,307
                                                                ------------
Net gain (loss) on investment transactions........               463,894,284
                                                                ------------
Net Increase (Decrease) in net Assets From
 Operations.......................................              $483,358,450
                                                                ============

(a)Net of foreign taxes of: $1,464,140.

                See accompanying notes to financial statements.

New England Zenith Fund
(Capital Growth Series)

Statement of Changes in Net Assets


                                                   Year Ended      Year Ended
                                                  December 31,    December 31,
                                                      1997            1998
                                                 --------------  --------------
From Operations
 Net investment income.........................  $    6,977,596  $   19,464,166
 Net realized gain (loss) on investments.......     362,271,018     169,787,977
 Unrealized appreciation (depreciation) on in-
  vestments....................................    (100,549,025)    294,106,307
                                                 --------------  --------------
 Increase (decrease) in net assets from opera-
  tions........................................     268,699,589     483,358,450
                                                 --------------  --------------
From Distributions to Shareholders
 Net investment income.........................      (6,943,584)    (19,530,694)
 Net realized gain on investments..............    (339,035,607)   (224,364,814)
 In excess of net realized gain on investments.               0        (800,115)
                                                 --------------  --------------
                                                   (345,979,191)   (244,695,623)
                                                 --------------  --------------
From Capital Shares Transactions
 Proceeds from sale of shares..................     281,227,370     326,247,422
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income......       6,943,584      19,530,694
 Distributions from net realized gain..........     339,035,607     225,164,929
                                                 --------------  --------------
                                                    627,206,561     570,943,045
 Cost of shares redeemed.......................    (266,868,046)   (339,576,488)
                                                 --------------  --------------
 Increase (decrease) in net assets derived from
  capital share transactions...................     360,338,515     231,366,557
                                                 --------------  --------------
 Total increase (decrease) in net assets.......     283,058,913     470,029,384
Net Assets
 Beginning of the year.........................   1,142,660,175   1,425,719,088
                                                 --------------  --------------
 End of the year...............................  $1,425,719,088  $1,895,748,472
                                                 ==============  ==============
Undistributed Net Investment Income
 Beginning of the year.........................  $       36,394  $       70,406
                                                 ==============  ==============
 End of the year...............................  $       70,406  $        3,878
                                                 ==============  ==============
Number of Shares of the Fund:
 Issued from the sale of shares................         569,332         711,259
 Issued in connection with the reinvestment of:
 Distributions from net investment income......          17,731          41,316
 Distributions from net realized gain..........         845,144         471,438
                                                 --------------  --------------
                                                      1,432,207       1,224,013
 Redeemed......................................        (539,860)       (741,374)
                                                 --------------  --------------
 Net change....................................         892,347         482,639
                                                 ==============  ==============

Financial Highlights

                                      Year Ended December 31,
                         ------------------------------------------------------
                           1994      1995       1996        1997        1998
                         --------  --------  ----------  ----------  ----------
Net Asset Value, Begin-
 ning of Year........... $ 351.63  $ 312.30  $   374.62  $   427.08  $   399.60
                         --------  --------  ----------  ----------  ----------
Income From Investment
 Operations
 Net Investment Income..     5.28      3.47        3.08        2.52        5.29
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........   (30.54)   114.91       74.80       95.67      130.40
                         --------  --------  ----------  ----------  ----------
 Total From Investment
  Operations............   (25.26)   118.38       77.88       98.19      135.69
                         --------  --------  ----------  ----------  ----------
Less Distributions
 Distributions From Net
  Investment Income.....    (5.15)    (3.48)      (3.08)      (2.52)      (5.31)
 Distributions From Net
  Realized Capital
  Gains.................    (8.92)   (52.58)     (22.34)    (123.15)     (61.73)
 Distribution in excess
  of Net Realized Capi-
  tal Gain..............    (0.00)    (0.00)      (0.00)      (0.00)      (0.22)
                         --------  --------  ----------  ----------  ----------
 Total Distributions....   (14.07)   (56.06)     (25.42)    (125.67)     (67.26)
                         --------  --------  ----------  ----------  ----------
Net Asset Value, End of
 Year................... $ 312.30  $ 374.62  $   427.08  $   399.60  $   468.03
                         ========  ========  ==========  ==========  ==========
Total Return (%)........     (7.1)     38.0        21.1        23.5        34.1
Ratio of Operating Ex-
 penses to Average Net
 Assets (%).............     0.67      0.71        0.69        0.67        0.66
Ratio of Net Investment
 Income to Average Net
 Assets (%).............     1.61      0.92        0.79        0.52        1.18
Portfolio Turnover Rate
 (%)....................      140       242         207         214         204
Net Assets, End of Year
 (000).................. $667,127  $921,444  $1,142,660  $1,425,719  $1,895,748

                See accompanying notes to financial statements.

Goldman Sachs Midcap Value Series
Portfolio Manager: Paul D. Farrell; Eileen A. Aptman; Matthew B. McLennon & Karma Wilson
Goldman Sachs Asset Management

Q. How did the Series perform over the year?

A. Goldman Sachs Asset Management ("GSAM") became the subadviser to the Goldman Sachs Midcap Value Series (the "Series"), formerly the Loomis Sayles Avanti Growth Series, on May 1, 1998. For the twelve months ended December 31, 1998, the Series had a return of (5.5)% (based on net asset value), compared to the Lipper Variable Products Midcap Fund Average/14/ which returned 18.3%. The Se-ries also lagged the Russell Midcap Index/22/ ("Russell Midcap") which returned 10.1% over the same period.

Q. How did you manage the Series during the year and what factors affected performance?

A. Since assuming management responsibilities for the portfolio on May 1, 1998, GSAM has employed an investment strategy that considers three investment themes: value, momentum and low risk. Our discipline suffered in 1998's market environment, as stocks of companies in lower capitalization ranges were severely harmed by investor concerns surrounding global liquidity and market volatility. Despite a rebound in the fourth quarter of 18.5%, for the year ended 1998, the Russell Midcap Index significantly underperformed the S&P 500 Index/25/ ("S&P 500") return of 28.7%.

In addition to a preference for large-cap stocks capitalization bias, investors appeared to prefer growth versus value investing. The Russell Midcap Growth In-dex year end return of 17.9% significantly outpaced the Russell Midcap Value Index, which appreciated only 5.1% for the same period. On a more positive note, this environment has created an attractive valuation opportunity. Over the last two decades, mid-cap stocks have sold at close to a 3% premium to stocks of larger companies. Based on 1998 earnings, the Russell Midcap Index now sells at over a 20% price to earnings discount to the S&P 500 Index. The Russell Midcap Index is at its most attractive valuation in over 20 years, and our portfolio is priced at an even greater discount.

Currently, the average stock in the Series is valued at only 12.5 times 1999 estimated earnings, and 1.7 times book value. The Russell Midcap Index is val-ued at 18.4 times estimated 1999 earnings and 2.9 times book value, and the S&P 500 Index at 24.8 times estimated 1999 earnings and 4.9 times book value. We believe that the Series has the potential to overcome the near-term uncertainty that has discounted the portfolio and achieve valuation restoration as the long-term earnings and cash flow potential of our holdings are realized.

Pharmaceutical stocks held by the Series underperformed the market during the latter part of the reporting period as there was a rotation out of this sector and into technology. However, pharmaceuticals have exhibited strong performance for the one-year period and we have confidence in their long-term profitability due to several factors: 1) we believe the aging of the "baby boom" generation will continue to increase investment opportunities in the pharmaceutical busi-nesses; 2) more healthcare providers are emphasizing "preventive care," driving up demand for pharmaceutical products; 3) FDA approval time has been substan-tially shortened (cut in half); and 4) the industry also benefits from strong unit growth, stable pricing, and expanding margins, resulting in an increase in earnings and free cash flow.

On the individual stock level, several of our technology holdings have added to the Series' recent returns. Avnet Inc. and Vishay Intertechnology benefited from restored investor confidence for semiconductor-related business and appre-ciated 64% and 21%, respectively.

Q. What is your current outlook for the months ahead?

A. GSAM is optimistic about the long-term value offered by mid-cap companies, particularly those comprising the Series. The asset class reached a significant discount during the past year relative to issuers with larger capitalizations. We believe the discounted valuations will attract capital and drive returns to more traditional levels, with mid-cap stocks trading at a premium to stocks of larger companies. In all environments, we perform rigorous, first-hand research into mid-cap stocks which trade at a discount to the market and their peers due to obscurity or uncertainty. We aim to exploit market anomalies by investigat-ing what is undiscovered or misunderstood by the marketplace. The recovery ex-perienced in the fourth quarter affirms our conviction that our value-based ap-proach should deliver strong results to the long-term investor.

     A $10,000 investment compared to the S&P 500 and Russell Midcap Index
                          Since the Series' inception

                             [GRAPH APPEARS HERE]

             Date     Mid-Cap Value series      S&P 500      Russell Midcap
             ----     --------------------      -------      --------------
Inception   4/30/93         $10,000             $10,000          $10,000
           12/31/93         $11,474             $10,819          $10,859
           12/31/94         $11,443             $10,966          $10,628
           12/31/95         $14,916             $15,072          $14,340
           12/31/96         $17,538             $18,524          $17,245
           12/31/97         $20,581             $24,695          $23,172
           12/31/98         $19,459             $31,738          $24,352

 Average Annual Total Return
                                                                 Lipper Variable
                                                                   Midcap Fund
                  Midcap Value  Russell Midcap/22/  S&P 500/25/    Average/14/

         1 year       (5.5)%           10.1%           28.7%           18.3%
        3 years        9.3             19.1            28.3            16.9
        5 years       11.1             17.3            24.1            14.5
Since Inception       12.5             17.4            22.6             n/a

                                                X    Fund Facts

                                                Goal: Long-term growth of
                                                capital.
                                                Start date: April 30, 1993
                                                Size: $113 million as of
                                                December 31, 1998
                                                Managers: Eileen A. Aptman,
                                                Paul D. Farrell, Matthew B.
                                                McLennan and Karma Wilson,
                                                all of whom are Vice
                                                Presidents of Goldman Sachs
                                                and have managed the Goldman
                                                Sachs Midcap Value Series
                                                since September 1998.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Goldman Sachs Mid Cap Value Series)

Investments as of December 31, 1998

Common Stocks--87.5% of Net Assets



 Shares                                                              Value (a)

         Airfreight, Truck & Other--1.5%
  45,000 CNF Transportation......................................   $  1,690,312
                                                                    ------------
         Auto Suppliers--4.5%
  10,900 Federal Mogul Corp. ....................................        648,550
  28,700 Lear Seating Corp. .....................................      1,104,950
  48,800 Lucasvarity, plc (ADR)..................................      1,634,800
  26,500 Magna International Inc. ...............................      1,643,000
                                                                    ------------
                                                                       5,031,300
                                                                    ------------
         Banks--6.0%
 147,400 Pacific Century Finance Corp. ..........................      3,592,875
  68,800 Republic New York Corp. ................................      3,134,700
                                                                    ------------
                                                                       6,727,575
                                                                    ------------
         Biotechnology--2.0%
 124,500 Quest Diagnostics, Inc. (d).............................      2,217,656
                                                                    ------------
         Business Services--1.6%
  41,000 Dun & Bradstreet Corp. .................................      1,294,062
  38,500 Veritas DGS, Inc. ......................................        500,500
                                                                    ------------
                                                                       1,794,562
                                                                    ------------
         Commodity Chemicals--1.3%
  52,400 IMC Global, Inc.........................................      1,120,050
  12,000 Olin Corp...............................................        339,750
                                                                    ------------
                                                                       1,459,800
                                                                    ------------
         Electric Utilities--1.2%
  88,800 Northeast Utilities.....................................      1,420,800
                                                                    ------------
         Financial Services--4.5%
  42,600 Cit Group, Inc. ........................................      1,355,212
  24,600 Finova Group, Inc. .....................................      1,326,862
   1,564 Waddell & Reed Financial, Inc. CL A.....................         37,047
 103,734 Waddell & Reed Financial, Inc. CL B.....................      2,411,815
                                                                    ------------
                                                                       5,130,936
                                                                    ------------
         Forest Products--4.1%
 130,000 Georgia Pacific Timber Group............................      3,095,625
  25,400 Georgia-Pacific Corp. ..................................      1,487,487
                                                                    ------------
                                                                       4,583,112
                                                                    ------------
         Healthcare Management--4.9%
  41,000 Aetna, Inc. ............................................      3,223,625
  86,100 Tenet Healthcare Corp. .................................      2,260,125
                                                                    ------------
                                                                       5,483,750
                                                                    ------------

 Shares                                                              Value (a)

         Hotels--2.3%
  78,000 Hilton Hotels Corp. ....................................   $  1,491,750
  75,300 Mirage Resorts, Inc. ...................................      1,124,794
                                                                    ------------
                                                                       2,616,544
                                                                    ------------
         Insurance Brokers & Other Insurance--4.1%
  35,900 Loews Corp. ............................................      3,527,175
  16,400 Everest Reinsurance Holdings............................        638,575
  14,200 Torchmark, Inc. ........................................        501,437
                                                                    ------------
                                                                       4,667,187
                                                                    ------------
         Leisure--1.4%
  42,900 Hasbro, Inc.............................................      1,549,762
                                                                    ------------
         Life Insurance--0.6%
  13,800 Reliastar Financial Corp................................        636,525
                                                                    ------------
         Logistics/Rails--1.1%
  66,800 Canadian Pacific LTD. ..................................      1,260,850
                                                                    ------------
         Newspapers--2.3%
  53,500 Belo A.H. Corp..........................................      1,066,656
  43,500 New York Times Co.......................................      1,508,906
                                                                    ------------
                                                                       2,575,562
                                                                    ------------
         Oil & Gas--5.4%
  63,200 Baker Hughes, Inc. .....................................      1,117,850
  23,800 Elf Aquatine (ADR)......................................      1,347,675
  62,700 Occidental Petroleum Corp...............................      1,058,062
  54,100 Transocean Offshore, Inc................................      1,450,556
  12,500 USX Marathon Group......................................        376,562
  42,900 Weatherford, Inc........................................        831,187
                                                                    ------------
                                                                       6,181,892
                                                                    ------------
         Packaging--3.3%
  32,800 Crown Cork & Seal, Inc. ................................      1,010,650
  21,900 Sealed Air Corp. .......................................      1,118,269
 103,554 Smurfit Stone Container Corp. ..........................      1,637,448
                                                                    ------------
                                                                       3,766,367
                                                                    ------------
         Property & Casualty Insurance--3.6%
  69,400 CNA Financial Corp......................................      2,793,350
  22,600 Allmerica Financial Corp................................      1,307,975
                                                                    ------------
                                                                       4,101,325
                                                                    ------------
         Personal Computers &
          Peripherals--2.2%
 115,100 Quantum Corp. ..........................................      2,445,875
                                                                    ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Goldman Sachs Mid Cap Value Series)

Investments as of December 31, 1998

Common Stocks--(Continued)



 Shares                                                              Value (a)

         Pharmaceuticals--1.8%
 234,500 Perrigo Co..............................................   $  2,066,531
                                                                    ------------
         Restaurants--1.5.%
  33,100 Tricon Global Restaurants, Inc. ........................      1,659,137
                                                                    ------------
         Refining & Marketing--1.9%
  81,300 Tosco Corp..............................................      2,103,637
                                                                    ------------
         Retail--6.3%
 177,900 CMP Group, Inc. ........................................      3,357,862
  27,600 Federated Dept. Stores, Inc. ...........................      1,202,325
  30,500 Sears Roebuck & Co. ....................................      1,296,250
  80,100 Toys R US, Inc. ........................................      1,351,687
                                                                    ------------
                                                                       7,208,124
                                                                    ------------
         Semiconductors--5.1%
  53,700 Avnet, Inc. ............................................      3,248,850
 171,925 Vishay Intertechnology, Inc. ...........................      2,492,917
                                                                    ------------
                                                                       5,741,767
                                                                    ------------
         Steel--4.5%
 112,700 Ispat International NV..................................        873,425
 104,000 AK Steel Holding Corp...................................      2,444,000
  97,100 Ucar International, Inc.................................      1,729,594
                                                                    ------------
                                                                       5,047,019
                                                                    ------------
         Supermarkets--1.3%
 141,400 Fleming Companies, Inc. ................................      1,467,025
                                                                    ------------
         Textiles--0.8%
  66,300 Fruit of The Loom, Inc. CL A............................        915,769
                                                                    ------------
         Tires & Other Related--0.9%
  20,900 Goodyear Tire & Rubber Co. .............................      1,054,144
                                                                    ------------

   Shares                                                          Value (a)

             Tobacco--4.6%
      85,600 UST, Inc..........................................   $  2,985,300
      20,300 Philip Morris Companies, Inc......................      1,086,050
      38,200 RJR Nabisco Holdings Corp. .......................      1,134,062
                                                                  ------------
                                                                     5,205,412
                                                                  ------------
             Waste Management--0.9%
      36,900 Browning Ferris Industries, Inc...................      1,049,347
                                                                  ------------
             Total Common Stocks
              (Identified Cost $111,192,542)...................     98,859,604
                                                                  ------------

Short Term Investment--11.8%

 Face Amount

 $13,400,000 Goldman Sachs Joint Account Repo(c)...............     13,400,000
                                                                  ------------
             Total Short-Term Investments
              (Identified cost $13,400,000)....................     13,400,000
                                                                  ------------
             Total Investments 99.3%
              (Identified cost $124,592,542)(b)................    112,259,604
             Other assets less liabilities.....................        737,424
                                                                  ------------
             Total Net Assets--100%............................   $112,997,028
                                                                  ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At December 31, 1998 the net unrealized depreciation on investments based on cost of $124,628,320 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..........  $  4,738,838
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value..........   (17,107,554)
                                                                  ------------
   Net unrealized depreciation..................................  $(12,368,716)
                                                                  ============

(c) See Note 1E of Notes to Financial Statements.
(d) Non-income producing security.

  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
        (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

New England Zenith Fund
(Goldman Sachs Midcap Value Series)

Statement of Assets & Liabilities         Statement of Operations
December 31, 1998                         Year Ended December 31, 1998



Assets
 Investments at value...................................           $112,259,604
 Cash...................................................                 68,022
 Receivable for:
 Fund shares sold.......................................                281,924
 Securities sold........................................              1,582,130
 Dividends and interest.................................                105,609
 Foreign taxes..........................................                  1,691
                                                                   ------------
                                                                    114,298,980
Liabilities
 Payable for:
 Securities purchased...................................  $889,864
 Fund shares redeemed...................................   273,023
 Withholding taxes......................................     1,749
 Accrued expenses:
 Management fees........................................   114,412
 Deferred trustees' fees................................     4,651
 Other expenses.........................................    18,253
                                                          --------
                                                                      1,301,952
                                                                   ------------
                                                                   $112,997,028
                                                                   ============
Net Assets
 Net Assets consist of:
 Capital paid in........................................           $125,509,565
 Overdistributed net investment income..................                   (992)
 Accumulated net realized gains (losses)................               (178,607)
 Unrealized appreciation (depreciation) on investments..            (12,332,938)
                                                                   ------------
Net Assets..............................................           $112,997,028
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($112,997,028 divided by 919,816 shares of beneficial
 interest)..............................................           $     122.85
                                                                   ============
Identified cost of investments..........................           $124,592,542
                                                                   ============

Investment Income

 Dividends........................................                $ 1,408,456(a)
 Interest.........................................                    399,830
                                                                  -----------
                                                                    1,808,286
Expenses
 Management fees..................................  $    859,331
 Trustees' fees and expenses......................        12,496
 Custodian........................................        56,645
 Audit and tax services...........................        13,898
 Legal............................................        68,909
 Printing.........................................        45,021
 Insurance........................................         3,306
 Miscellaneous....................................         4,038
                                                    ------------
  Total expenses..................................     1,063,644
  Less expenses assumed by the investment adviser.       (28,403)   1,035,241
                                                    ------------  -----------
Net investment income.............................                    773,045
Realized and Unrealized Gain (Loss) on Investments
 and Futures Contracts
 Realized gain (loss) on:
 Investments--net.................................    24,143,616
 Futures contracts--net...........................      (137,933)
                                                    ------------
 Total realized gain (loss) on investments and
  futures contracts...............................    24,005,683
                                                    ------------
 Unrealized appreciation (depreciation) on:
 Investments--net.................................   (31,637,944)
                                                    ------------
Net gain (loss) on investment transactions........                 (7,632,261)
                                                                  -----------
Net Increase (Decrease) in Net Assets from
 Operations.......................................                $(6,859,216)
                                                                  ===========

(a)Net of foreign taxes of: $9,248

                See accompanying notes to financial statements.

New England Zenith Fund
(Goldman Sachs Midcap Value Series)

Statement of Changes in Net Assets



                                                      Year Ended    Year Ended
                                                     December 31,  December 31,
                                                         1997          1998
                                                     ------------  ------------
From Operations
 Net investment income (loss)......................  $   (164,084) $    773,045
 Net realized gain (loss) on investments and
  futures contracts................................     9,407,484    24,005,683
 Unrealized appreciation (depreciation) on
  investments......................................     6,733,998   (31,637,944)
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.    15,977,398    (6,859,216)
                                                     ------------  ------------
From Distributions to Shareholders
 Net investment income.............................             0      (774,037)
 Net realized gain on investments..................    (8,951,638)  (25,623,971)
 In excess of net realized gain on investments.....             0      (178,608)
                                                     ------------  ------------
                                                       (8,951,638)  (26,576,616)
                                                     ------------  ------------
From Capital Shares Transactions
 Proceeds from sale of shares......................    43,452,563    39,367,155
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........             0       774,037
 Distributions from net realized gain..............     8,951,638    25,802,579
                                                     ------------  ------------
                                                       52,404,201    65,943,771
 Cost of shares redeemed...........................   (27,480,727)  (34,127,490)
                                                     ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions.......................    24,923,474    31,816,281
                                                     ------------  ------------
 Total increase (decrease) in net assets...........    31,949,234    (1,619,551)
Net Assets
 Beginning of the year.............................    82,667,345   114,616,579
                                                     ------------  ------------
 End of the year...................................  $114,616,579  $112,997,028
                                                     ============  ============
Overdistributed Net Investment Income
 Beginning of the year.............................  $          0  $          0
                                                     ============  ============
 End of the year...................................  $          0  $       (992)
                                                     ============  ============
Number of Shares of the Fund:
 Issued from the sale of shares....................       255,355       235,104
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........             0         6,500
 Distributions from net realized gain..............        52,904       212,633
                                                     ------------  ------------
                                                          308,259       454,237
 Redeemed..........................................      (159,978)     (206,302)
                                                     ------------  ------------
 Net change........................................       148,281       247,935
                                                     ============  ============

Financial Highlights

                                          Year Ended December 31,
                                 ---------------------------------------------
                                  1994     1995     1996      1997      1998
                                 -------  -------  -------  --------  --------
Net Asset Value, Beginning of
 Year........................... $113.67  $112.77  $142.44  $ 157.88  $ 170.59
                                 -------  -------  -------  --------  --------
Income From Investment Opera-
 tions
 Net Investment Income..........    0.59     0.42     0.11      0.00      1.09
 Net Realized and Unrealized
  Gain (Loss) on Investments....   (0.89)   33.80    24.88     27.12    (11.41)
                                 -------  -------  -------  --------  --------
 Total From Investment
  Operations....................   (0.30)   34.22    24.99     27.12    (10.32)
                                 -------  -------  -------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income.............   (0.60)   (0.40)   (0.13)     0.00     (1.09)
 Distributions From Net Realized
  Capital Gains.................    0.00    (4.15)   (9.42)   (14.41)   (36.08)
 Distribution in excess of Net
  Realized Capital Gains........     --       --       --        --      (0.25)
                                 -------  -------  -------  --------  --------
 Total Distributions............   (0.60)   (4.55)   (9.55)   (14.41)   (37.42)
                                 -------  -------  -------  --------  --------
Net Asset Value, End of Year.... $112.77  $142.44  $157.88  $ 170.59  $ 122.85
                                 =======  =======  =======  ========  ========
Total Return (%) ...............    (0.3)    30.4     17.6      17.4      (5.5)
Ratio of Operating Expenses to
 Average Net Assets (%).........    0.84     0.85     0.85      0.85      0.88
Ratio of Net Investment Income
 to Average Net Assets (%)......    0.67     0.37     0.08     (0.16)     0.66
Portfolio Turnover Rate (%).....      67       58       65        49       171
Net Assets, End of Year (000)... $25,622  $48,832  $82,667  $114,617  $112,997
The ratios of expenses to
 average net assets without
 giving effect to the voluntary
 expense agreement described in
 Note 4 to the Financial
 Statements would have been (%).    0.84     1.06     0.92      0.86      0.90

                See accompanying notes to financial statements.

Davis Venture Value
Portfolio Manager: Christopher C. Davis
Davis Selected Advisers, L.P.

[PHOTO OF CHRISTOPHER C. DAVIS
 APPEARS HERE]


Q. How did the portfolio perform during 1998?

A. Investors often measure performance on both an absolute and a relative ba-sis. After several years of solid performance on both counts, the Davis Ven-ture Value Series fired on only one cylinder in 1998, as its solid absolute return of 14.4% (based on net asset value) was overshadowed by returns of 28.7% and 24.7% for the S&P 500 Index/25/ and the Lipper Variable Products Growth Fund Average/10/, respectively. During the last half of the year, the Series posted a return of 10.4% compared to a return of 9.2% for the S&P 500 and 16.2% for the Lipper Variable Products Growth Fund Average.

Q. How did you manage the Series during the past year?

A. Several factors contributed to the portfolio's disappointing results last year, and one contributor was mistakes. Our biggest mistake involved the Se-ries' holdings in the energy sector. The energy services companies we own are among the best companies in that industry. However, we overestimated how much control a well-run company can have over its own destiny in an industry with deteriorating fundamentals. As Asian economies slowed, the demand for oil fell far below levels that we had anticipated. Caught with excess inventory and ca-pacity, major oil companies dramatically reduced their exploration and produc-tion budgets and, therefore, their need for the equipment and services pro-vided by the type of companies that we own.

Although many of these stocks have fallen significantly, we do not see the outlook brightening for some time, and we have sold many of our positions at prices well below what we paid. While we continue to own some of these compa-nies, such as Schlumberger and Halliburton, we have not added to them even at these low prices.

A second factor contributing to our disappointing relative performance was not a mistake, but instead was a direct result of our investment philosophy. This philosophy includes a strict price discipline that prevents us from buying high-flying glamorous growth companies--not because we don't like the compa-nies, but because we don't like their high valuations. In particular, we see a speculative bubble developing in Internet stocks were valuations have inflated to levels reminiscent of the biotech craze of the early 1990's and the emerg-ing markets craze of the mid-1990s.

Unfortunately, the outstanding performance of just these kinds of glamour stocks drove the market last year, and not owning them hurt our relative per-formance. Nevertheless, we think that our price discipline has served us well over the years and helped produce strong risk-adjusted returns for our invest-ors. As we expect 1999 to be another extremely volatile year, this discipline will remain at the heart of our investment philosophy.

Another aspect of our investment philosophy that contributed to our mixed short-term results was our fundamental belief in the importance of companies having successful international operations. Last year, companies with signifi-cant operations outside the United States hurt the performance of the Series. Holdings such as American Express and Hewlett-Packard were the major contribu-tors to our relative underperformance. But the fact that 95% of the world's population lives outside the United States should make it obvious that the ability to operate globally is a big long-term advantage. Unlike the category of mistakes discussed above, our belief in being global and our price disci-pline are at the heart of our investment process.

Given the poor relative showing of financial stocks last year, some investors have asked if we consider the Series' ownership of many high-quality financial companies to be a mistake. We do not. First, we always remember that financial stocks rarely perform in a uniform way. For example, while companies such as BankAmerica and Allstate were down 1% and almost 14%, respectively, the shares of SunAmerica and Progressive surged 90% and 41%, respectively. More general-ly, however, we continue to think that favorable demographics, a benign inter-est-rate environment, ongoing consolidation and the globalization of the fi-nancial industry combined with reasonable valuations make this diverse sector an attractive area to be invested in.

Q. What is your current outlook for the months ahead?

A. Looking ahead, if the market euphoria leading up to the new millennium con-tinues, we may again lag behind funds that do not use a price discipline in choosing their stocks. In such an environment, we would be pleased to again achieve good absolute results even if relative results lag.

Our price discipline is an important element in controlling risk and avoiding big losses, such as those investors experienced in 1973 and 1974 after a similar bubble developed in growth stock valuations and was subsequently burst. We've often said that a successful long-term investment record is built as much by avoiding the big losses as by picking the big winners. In the coming years, that theory may again be put to the test.

In addition to euphoria, the approaching millennium may begin to increase investor anxiety regarding possible year 2000 computer problems. Such uncertainty combined with such euphoria promises to create another year of exceptional volatility that will again test investors' nerves. Although short-term results may be extremely volatile, we feel confident that the Series is positioned to weather any storm.

                           [LINE GRAPH APPEARS HERE]


          Date      Venture Value       S&P 500
          ----      -------------       -------
        10/31/94       $10,000          $10,000
        12/31/94       $ 9,650          $ 9,793
        12/31/95       $13,441          $13,461
        12/31/96       $16,914          $16,544
        12/31/97       $22,580          $22,055
        12/31/98       $25,834          $28,345


Average Annual Return

                  Venture Value                      Lipper
                      Series       S&P 500     Growth Fund Average

         1 year        14.4%         28.7%            24.7%
        3 years        24.3          28.3             23.9
Since inception        25.6          28.4             n/a


                                           X    Fund Facts

                                           Goal: Growth of capital.
                                           Start date: October 31, 1994
                                           Size: $440 million as of
                                           December 31, 1998
                                           Manager: Christopher C. Davis has
                                           been the manager of the Series
                                           since February 1997. Previously,
                                           he co-managed the Series with
                                           Shelby M.C. Davis from October
                                           1995 to February 1997.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Davis Venture Value Series)

Investments as of December 31, 1998

Common Stocks--92.7% of Total Net Assets




 Shares                                                              Value (a)

         Banks and Savings & Loans--13.8%
  68,513 Banc One Corp...........................................   $  3,498,445
 157,559 BankAmerica Corp........................................      9,473,235
 299,187 Citigroup, Inc..........................................     14,809,756
   1,000 First Union Corp........................................         60,813
  36,100 State Street Corp.......................................      2,511,206
  27,900 Suntrust Banks, Inc.....................................      2,134,350
 112,300 U.S. Bancorp............................................      3,986,650
 610,500 Wells Fargo & Co........................................     24,381,844
                                                                    ------------
                                                                      60,856,299
                                                                    ------------

         Building Materials--3.8%
 140,800 Martin Marietta Materials, Inc..........................      8,756,000
 276,000 Masco Corp..............................................      7,935,000
                                                                    ------------
                                                                      16,691,000
                                                                    ------------

         Consumer Products--5.5%
  88,400 American Home Products Corp.............................      4,978,025
   2,700 Coca-Cola Co............................................        180,563
     900 Fortune Brands, Inc.....................................         28,463
     900 Gallaher Group (ADR)(c).................................         24,469
   2,800 General Electric Co.....................................        285,775
  24,100 Gillette Co.............................................      1,164,331
  27,300 Hasbro, Inc.............................................        986,212
  10,400 Mattel, Inc.............................................        237,250
 306,900 Philip Morris Companies, Inc............................     16,419,150
                                                                    ------------
                                                                      24,304,238
                                                                    ------------

         Diversified Financial Services--9.0%
 230,500 American Express Co.....................................     23,568,625
  12,400 Boardwalk Equities, Inc. (CAD)..........................        137,102
  76,900 Federal Home Loan Mortgage Corp.........................      4,955,244
  27,000 Golden West Financial Corp..............................      2,475,562
 193,700 Household International, Inc............................      7,675,362
  15,500 ReliaStar Financial Corp. ..............................        714,938
                                                                    ------------
                                                                      39,526,833
                                                                    ------------

         Drilling--1.1%
 108,100 Dover Corp..............................................      3,959,163
  32,700 Smith International, Inc.(c)............................        823,631
                                                                    ------------
                                                                       4,782,794
                                                                    ------------

         Electronic Equipment--4.3%
  80,687 Molex, Inc..............................................      3,076,192
 187,100 Texas Instruments, Inc. ................................     16,008,744
                                                                    ------------
                                                                      19,084,936
                                                                    ------------

         Energy--3.3%
     400 Amerada Hess Corp.......................................         19,900
     600 Amoco Corp..............................................         35,400

 Shares                                                              Value (a)

   1,000 Atlantic Richfield Co...................................   $     65,250
  18,883 British Petroleum PLC (ADR).............................      1,793,885
   8,800 Burlington Resources, Inc...............................        315,150
   1,700 Chevron Corp............................................        140,994
  72,000 Devon Energy Corp.......................................      2,209,500
   5,600 Exxon Corp..............................................        409,500
 115,300 Halliburton Co..........................................      3,415,762
     600 Mobil Corp..............................................         52,275
  49,864 Noble Affiliates, Inc...................................      1,227,901
 101,500 Schlumberger, Ltd.......................................      4,681,687
     100 Sempra Energy...........................................          2,538
     500 Sonat, Inc..............................................         13,531
                                                                    ------------
                                                                      14,383,273
                                                                    ------------

         Food & Restaurant--4.5%
 257,600 McDonald's Corp.........................................     19,738,600
                                                                    ------------

         International Closed-End Investment Company--0.3%
 178,934 Morgan Stanley Asia Pacific Fund, Inc...................      1,252,538
                                                                    ------------

         Investment Firms--2.4%
  55,000 Donaldson, Lufkin & Jenrette, Inc. .....................      2,255,000
     800 J.P. Morgan & Co., Inc..................................         84,050
 114,955 Morgan Stanley Dean Witter..............................      8,161,805
                                                                    ------------
                                                                      10,500,855
                                                                    ------------

         Life Insurance--1.7%
  93,750 SunAmerica, Inc.........................................      7,605,469
                                                                    ------------

         Manufacturing--1.3%
 129,900 Applied Materials, Inc.(c)..............................      5,545,106
     200 Dow Chemical Co.........................................         18,188
     800 Maytag Corp.............................................         49,800
                                                                    ------------
                                                                       5,613,094
                                                                    ------------

         Marketing--0.0%
      33 A. C. Nielson Corp......................................            932
                                                                    ------------

         Miscellaneous--2.8%
  42,100 Cooper Cameron Corp.....................................      1,031,450
   6,800 Glaxo Wellcome PLC (ADR)................................        472,600
  30,700 Public Storage, Inc.....................................        830,819
      20 R. H. Donnelley Corp....................................            291
  69,400 Sealed Air Corp.........................................      3,543,737
  19,800 Tyco International, Ltd.................................      1,493,662
  36,200 Vulcan Materials Co.....................................      4,762,562
                                                                    ------------
                                                                      12,135,121
                                                                    ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Davis Venture Value Series)

Investments as of December 31, 1998

Common Stocks--(Continued)



 Shares                                                              Value (a)

         Paper Products--0.0%
     300 International Paper Co..................................   $     13,444
     400 Union Camp Corp.........................................         27,000
                                                                    ------------
                                                                          40,444
                                                                    ------------
         Pharmaceutical & Health Care--4.2%
  15,200 Bristol-Myers Squibb Co.................................      2,033,950
  13,600 Eli Lilly & Co..........................................      1,208,700
     100 IMS Health, Inc.........................................          7,544
  19,500 Johnson & Johnson.......................................      1,635,562
  12,600 Merck & Co., Inc. ......................................      1,860,862
  28,600 Novartis AG (ADR).......................................      2,802,800
  10,500 Pfizer, Inc.............................................      1,317,094
 112,200 SmithKline Beecham plc (ADR)............................      7,797,900
                                                                    ------------
                                                                      18,664,412
                                                                    ------------
         Property/Casualty Insurance--14.0%
  16,075 American International Group, Inc.......................      1,553,247
 141,100 Chubb Corp..............................................      9,153,862
     293 Berkshire Hathaway Class A..............................     20,510,000
      27 Berkshire Hathaway Class B..............................         63,450
  78,900 Progressive Corp., (Ohio)...............................     13,363,687
 106,762 The Allstate Corp.......................................      4,123,682
 115,450 Transatlantic Holdings, Inc.............................      8,723,691
  29,500 20th Century Industries, Inc............................        684,031
  53,400 UNUM Corp...............................................      3,117,225
  17,600 W.R. Berkley Corp.......................................        599,500
                                                                    ------------
                                                                      61,892,375
                                                                    ------------
         Publishing--1.4%
     100 Dun & Bradstreet Corp...................................          3,156
  50,400 Gannet Co., Inc.........................................      3,250,800
   8,200 New York Times Co.......................................        284,438
      33 Nielsen Media Research, Inc.............................            594
  15,900 The News Corp. Ltd. (ADR)...............................        420,356
  20,100 Tribune Co..............................................      1,326,600
   1,200 Washington Post Co......................................        693,525
                                                                    ------------
                                                                       5,979,469
                                                                    ------------
         Railroad--1.1%
 104,300 Burlington Northern Santa Fe Corp.......................      3,520,125
  28,594 Canadian National Railway Co............................      1,483,314
                                                                    ------------
                                                                       5,003,439
                                                                    ------------
         Real Estate--3.8%
  13,400 CenterPoint Properties Corp. ...........................        453,088
 123,100 Crescent Real Estate Equities, Inc. ....................      2,831,300
  42,200 Equity Office Properties Trust..........................      1,012,800
  18,400 Equity Residential Properties Trust.....................        744,050
  10,900 Federal Realty Investment Trust.........................        257,513
   9,400 Gables Residential Trust................................        217,963
  80,200 General Growth Properties, Inc. ........................      3,037,575
   8,200 Home Properties, New York, Inc. ........................        211,150

 Shares                                                             Value (a)

   2,400 Kimco Realty Corp. ....................................   $     95,250
  27,200 Mack California Realty Corp. ..........................        839,800
  24,000 Reckson Associates Realty Corp. .......................        532,500
 150,800 Rouse Co. .............................................      4,147,000
  12,000 United Dominion Realty Trust, Inc. ....................        123,750
  64,200 Vornado Realty Trust...................................      2,166,750
   3,300 Weingarten Realty Investors............................        147,263
                                                                   ------------
                                                                     16,817,752
                                                                   ------------
         Retail--1.2%
  98,200 Harcourt General, Inc. ................................      5,223,012
                                                                   ------------
         Technology--11.5%
 322,700 Hewlett-Packard Co. ...................................     22,044,444
  81,400 Intel Corp. ...........................................      9,650,987
  96,100 International Business Machines Corp. .................     17,754,475
  24,600 Micron Technology, Inc. ...............................      1,243,837
                                                                   ------------
                                                                     50,693,743
                                                                   ------------
         Telecommunications--1.7%
  77,900 AirTouch Communications, Inc.(c).......................      5,618,538
   9,704 Globalstar Telecommunications Ltd.(c)..................        195,293
  18,900 Loral Space & Communications(c)........................        336,656
  21,700 Motorola, Inc. ........................................      1,325,056
     600 SBC Communications, Inc. ..............................         32,175
                                                                   ------------
                                                                      7,507,718
                                                                   ------------
         Utilities--0.0%
     300 Carolina Power & Light Co. ............................         14,119
     300 Duke Energy Corp. .....................................         19,219
     200 Edison International...................................          5,575
     200 New England Electric Systems...........................          9,625
     600 Southern Co. ..........................................         17,438
     200 Wisconsin Energy Corp. ................................          6,288
                                                                   ------------
                                                                         72,264
                                                                   ------------
         Waste Management--0.0%
     290 Waste Management, Inc. ................................         13,521
                                                                   ------------
         Total Common Stocks (Identified Cost $313,632,982).....    408,384,131
                                                                   ------------
Convertible Preferred Stocks--0.7%
   5,496 AirTouch Communications, Inc., Class C, 4.250%.........        566,088
   7,000 Devon Financing Trust, 6.500%..........................        395,500
  69,000 General Growth Properties, 7.250%......................      1,776,750
   4,400 Rouse Co., Series B....................................        190,850
   2,000 Vornado Realty Trust, 6.500%...........................         97,000
                                                                   ------------
         Total Preferred Stocks (Identified Cost $2,815,585)....      3,026,188
                                                                   ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Davis Venture Value Series)

Investments as of December 31, 1998

Short Term Investment--6.8%



    Face
   Amount                                                          Value (a)
 $29,735,000 Repurchase Agreement with State Street Corp. dated
              12/31/1998 at 4.6% to be repurchased at
              $29,750,198 on 1/4/1999, collateralized by
              $29,220,000 Federal Home Loan Bank, 4.95% due
              12/4/2000 with a value of $29,364,580 and
              $1,230,000 Federal Home Loan Bank, 5.0% due
              10/27/1999 with a value of $1,270,944............   $ 29,735,000
                                                                  ------------
             Total Short-Term Investments (Identified Cost
              $29,735,000).....................................     29,735,000
                                                                  ------------
             Total Investments--100.2%
              (Identified Cost $346,183,567)(b)................    441,145,319
             Other assets less liabilities.....................       (794,412)
                                                                  ------------
             Total Net Assets--100%............................   $440,350,907
                                                                  ============
(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
   At December 31, 1998 the net unrealized appreciation on investments based on cost of $346,139,083 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..........  $103,434,971
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value..........    (8,428,735)
                                                                  ------------
   Net unrealized appreciation..................................  $ 95,006,236
                                                                  ============

(c) Non-income producing security.

  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
        (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.
  CAD-- Security is denominated in Canadian Dollars.

                See accompanying notes to financial statements.

New England Zenith Fund
(Davis Venture Value Series)

Statement of Assets & Liabilities         Statement of Operations
December 31, 1998                         Year Ended December 31, 1998



Assets
 Investments at value..................................             $441,145,319
 Cash..................................................                   14,813
 Receivable for:
 Fund shares sold......................................                1,221,605
 Securities sold.......................................                  448,436
 Dividends and interest................................                  418,882
 Foreign taxes.........................................                    1,570
 Unamortized organization expense......................                    1,666
                                                                    ------------
                                                                     443,252,291
Liabilities
 Payable for:
 Securities purchased..................................  $2,055,819
 Fund shares redeemed..................................     533,669
 Withholding taxes.....................................       4,779
 Accrued expenses:
 Management fees.......................................     268,306
 Deferred trustees' fees...............................       6,591
 Other expenses........................................      32,220
                                                         ----------
                                                                       2,901,384
                                                                    ------------
                                                                    $440,350,907
                                                                    ============
Net Assets
 Net Assets consist of:
 Capital paid in.......................................             $342,803,424
 Undistributed net investment
  income...............................................                   12,192
 Accumulated net realized gains (losses)...............                2,573,461
 Unrealized appreciation (depreciation) on investments
  and foreign currency.................................               94,961,830
                                                                    ------------
Net Assets.............................................             $440,350,907
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($440,350,907 divided by 19,022,696 shares of
 beneficial interest)..................................             $      23.15
                                                                    ============
Identified cost of investments.........................             $346,183,567
                                                                    ============

Investment Income
 Dividends...........................................              $ 4,281,941(a)
 Interest............................................                1,674,364
                                                                   -----------
                                                                     5,956,305
Expenses
 Management fees.....................................  $2,706,162
 Deferred expense reimbursement......................      41,906
 Trustees' fees and expenses.........................      22,750
 Custodian...........................................      77,398
 Audit and tax services..............................      17,617
 Legal...............................................      27,197
 Printing............................................      80,582
 Insurance...........................................      10,025
 Amortization of organization
  expenses...........................................       2,012
 Miscellaneous.......................................       4,846
                                                       ----------
 Total expenses......................................                2,990,495
                                                                   -----------
Net investment income................................                2,965,810
Realized and Unrealized Gain
 (Loss) on Investments and
 Foreign Currency Transactions
 Realized gain (loss) on:
 Investments--net....................................  11,066,361
 Foreign currency transactions--net..................          74
                                                       ----------
  Total realized gain (loss) on investments and
   foreign currency transactions.....................  11,066,435
                                                       ----------
 Unrealized appreciation (depreciation) on:
 Investments--net....................................  35,305,977
 Foreign currency transactions--net..................        (541)
                                                       ----------
  Total unrealized appreciation (depreciation) on
   investments and foreign currency transactions.....  35,305,436
                                                       ----------
 Net gain (loss) on investment transactions..........               46,371,871
                                                                   -----------
Net Increase (Decrease) in Net Assets From
 Operations..........................................              $49,337,681
                                                                   ===========
(a)Net of foreign taxes of: $39,554

                See accompanying notes to financial statements.

New England Zenith Fund
(Davis Venture Value Series)

Statement of Changes in Net Assets



                                                      Year Ended    Year Ended
                                                     December 31,  December 31,
                                                         1997          1998
                                                     ------------  ------------
From Operations
 Net investment income.............................  $  1,777,660  $  2,965,810
 Net realized gain (loss) on investments and
  foreign currency transactions....................     6,969,133    11,066,435
 Unrealized appreciation (depreciation) on
  investments and foreign currency transactions....    41,444,414    35,305,436
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.    50,191,207    49,337,681
                                                     ------------  ------------
From Distributions to Shareholders
 Net investment income.............................    (1,734,376)   (2,955,699)
 Net realized gain on investments..................    (6,838,667)   (8,942,796)
                                                     ------------  ------------
                                                       (8,573,043)  (11,898,495)
                                                     ------------  ------------
From Capital Shares Transactions
 Proceeds from sale of shares......................   161,182,195   198,875,194
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........     1,734,376     2,955,699
 Distributions from net realized gain..............     6,838,667     8,942,796
                                                     ------------  ------------
                                                      169,755,238   210,773,689
 Cost of shares redeemed...........................   (39,114,351)  (88,310,045)
                                                     ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions.......................   130,640,887   122,463,644
                                                     ------------  ------------
 Total increase (decrease) in net assets...........   172,259,051   159,902,830
Net Assets
 Beginning of the year.............................   108,189,026   280,448,077
                                                     ------------  ------------
 End of the year...................................  $280,448,077  $440,350,907
                                                     ============  ============
Undistributed Net Investment Income
 Beginning of the year.............................  $     17,317  $          0
                                                     ============  ============
 End of the year...................................  $          0  $     12,192
                                                     ============  ============
Number of Shares of the Fund:
 Issued from the sale of shares....................     8,370,050     9,098,582
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........        85,008       127,786
 Distributions from net realized gain..............       335,095       387,229
                                                     ------------  ------------
                                                        8,790,153     9,613,597
 Redeemed..........................................    (2,030,066)   (4,074,457)
                                                     ------------  ------------
 Net change........................................     6,760,087     5,539,140
                                                     ============  ============

Financial Highlights

                          October 31, 1994(a)
                                through        Year      Year      Year      Year
                             December 31,      Ended    Ended     Ended     Ended
                                 1994          1995      1996      1997      1998
                          ------------------- -------  --------  --------  --------
Net Asset Value,
 Beginning of Year......        $10.00        $  9.62  $  13.10  $  16.09  $  20.80
                                ------        -------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income..          0.03           0.10      0.13      0.18      0.16
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (0.38)          3.68      3.26      5.20      2.84
                                ------        -------  --------  --------  --------
 Total From Investment
  Operations............         (0.35)          3.78      3.39      5.38      3.00
                                ------        -------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.03)         (0.10)    (0.13)    (0.14)    (0.16)
 Distributions From Net
  Realized Capital
  Gains.................          0.00          (0.20)    (0.27)    (0.53)    (0.49)
                                ------        -------  --------  --------  --------
 Total Distributions....         (0.03)         (0.30)    (0.40)    (0.67)    (0.65)
                                ------        -------  --------  --------  --------
Net Asset Value, End of
 Year...................        $ 9.62        $ 13.10  $  16.09  $  20.80  $  23.15
                                ======        =======  ========  ========  ========
Total Return (%)........          (3.5)(b)       39.3      25.8      33.5      14.4
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.90 (c)       0.90      0.90      0.90      0.83
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          2.54 (c)       1.39      1.25      0.94      0.82
Portfolio Turnover Rate
 (%)....................             1 (c)         20        18        17        25
Net Assets, End of Year
 (000)..................        $3,371        $35,045  $108,189  $280,448  $440,351
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          3.97(c)        1.51      0.96      0.90        --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.


                See accompanying notes to financial statements.
40

Westpeak Growth and Income
Portfolio Manager: Gerald H. Scriver and Philip J. Cooper Westpeak Investment Advisors, L.P.
(Photo of Gerald H. Scriver)
(Photo of Philip J. Cooper)

Q. How did the Westpeak Growth and Income Series perform during 1998?

A. For the 12 months ending December 31, 1998, the Series had a total return of 24.4% (based on net asset value). The Series' results lagged the 28.7% return of the S&P 500/25/ during the period but significantly outpaced the 16.5% return of the Lipper Variable Products Growth and Income Fund Average/11/.

Q. Describe the market environment in 1998.

A. Extending what is by now a familiar story, 1998's market results were de-fined by the performance of a relative handful of very large capitalization stocks. The markets adjusted to the ongoing tumult in Asia and recorded a fourth consecutive year of double-digit returns in the Dow Jones Industrial Average and the S&P 500, two widely followed indicators of market activity. Along the way, U.S. markets displayed remarkable resilience, snapping back smartly from a sharp summer decline. The market's July plunge had its origins in Moscow, where the Russian government failed to repay debt that it owed to other countries; fears of parallel events in Brazil--and therefore much of Latin America--extended the slide. Bond markets were especially affected, as a flight from overseas markets into the reassuring quality of U.S. government securities left other fixed-income sectors adrift in search of buyers.

The Federal Reserve Board took an assertive stance against the looming credit crunch with three interest rate cuts between September and November, lowering short-term interest rates by three-quarters of a percentage point. These steps encouraged buyers to return to the markets for both stocks and bonds, and the Dow Jones Industrial Average closed the year at 9181, not far from its then record high of 9374, set on November 24, 1998.

Q. Given this environment, what was your investment strategy during the year?

A. Our portfolio-building style is based on analysis of dozens of fundamental and technical measures that we use to identify stocks that may be candidates for inclusion in the Series. To that quantitative information we apply our professional judgment and the lessons of experience to make final investment selections. Because we always keep the Series fully invested and never try to gauge the market's next moves, the overall investment environment does not in-fluence our positioning of the Series.

Over the course of the year, we gradually shifted the Series' portfolio empha-sis from growth stocks to stocks in the S&P 500 Index with lower price- /earnings ratios, an objective measure that permits investors to compare the costs of stocks. We kept the Series underweighted in overvalued growth sectors and in very expensive technology stocks; in both instances we thought pros-pects for earnings expansion were fully reflected in market valuations. We overweighted the Series' portfolio (relative to the S&P 500) in reasonably priced technology and telecommunications companies. We were underweighted the Series in drug companies, whose high valuations did not seem justified, and in consumer staples.

Q. What were the principal factors affecting performance?

A. Our underweighted position in the largest-cap growth stocks left the Series underrepresented in one of the year's most productive sectors. Avoiding ex-tremely high-priced technology companies also hampered performance. Among the sectors that helped performance were the regional Bell companies and estab-lished technology companies with demonstrated earnings, including CISCO Sys-tems, which manufactures products for computer networks, and Sun Microsystems, the leading producer of networked workstations. Other selections that helped boost performance were healthcare companies Genentech and Omnicare, as well as IBM, United Technology and Gulfstream, a manufacturer of jet aircraft for businesses.

Q. What is your current outlook for the market and the Series?

A. We believe that business conditions in Asia and elsewhere are stabilizing, and that some overseas economies may already have begun to climb out of their troughs. Without the drag of crisis-weakened export markets, growth in our Gross Domestic Product should continue, but at a lower rate than in 1998. In-flation represents no immediate threat, and we think there is enough momentum in the economy to forestall any likelihood of a recession, especially given the current climate of lower interest rates. But the Federal Reserve Board will continue to have a huge impact on market psychology, and any rise in in-terest rates could represent a significant risk for the market.

Therefore we believe that markets in 1999 will oscillate between optimism over continued low rates and concern that continued growth could trigger a rate hike on the part of the Federal Reserve Board, cutting short any earnings ex-pansion and darkening the mood of investors. Perhaps most importantly, we ex-pect that investors will finally put aside their obsession with the very larg-est capitalization growth companies as valuations for these stocks become more and more unrealistic--in our opinion there must come a point where valuations mean something. The implication for the markets could be a greater focus on value than in recent years, an eventuality that we believe we can address suc-cessfully through the proprietary stock selection techniques that we have been fine-tuning for over 25 years.


                             [GRAPH APPEARS HERE]

              A $10,000 investment compared to the S&P 500 Index
                          since the Series' inception

          Date          Growth and Income              S&P 500
          ----          -----------------              -------
         4/30/93            $10,000                   $10,000
        12/31/93            $11,424                   $10,819
        12/31/94            $11,286                   $10,966
        12/31/95            $15,402                   $15,072
        12/31/96            $18,189                   $18,524
        12/31/97            $24,278                   $24,695
        12/31/98            $30,214                   $31,738

 Average Annual Return

                      Growth
                     & Income                   Lipper Variable Products Growth
                      Series      S&P 500/25/         and Income Average/11/

           1 year      24.4%         28.7%                    16.5%
          3 years      25.2          28.3                     21.5
          5 years      21.5          24.1                     18.8
  Since Inception      21.5          22.6                      n/a

                                           X    Fund Facts

                                           Goal: Long-term total return
                                           through investment in equity
                                           securities.

                                           Start date: April 30, 1993

                                           Size: $282 million as of December
                                           31, 1998

                                           Managers: Gerald Scriver and
                                           Philip Cooper. Mr. Scriver and Mr.
                                           Cooper have managed the Series
                                           from its inception in 1993; they
                                           also have managed Westpeak Stock
                                           Index Series since August 1993,
                                           New England Growth Opportunities
                                           Fund since May 1995 and New
                                           England Capital Growth Fund since
                                           February 1998. Mr. Scriver joined
                                           Westpeak in July 1991 and Mr.
                                           Cooper joined Westpeak in December
                                           1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Westpeak Growth and Income Series)

Investments as of December 31, 1998

Common Stocks--97.9% of Total Net Assets



 Shares                                                              Value (a)
         Airlines--1.9%
  41,100 AMR, Corp.(c)...........................................   $  2,440,312
  22,900 Delta Air Lines, Inc. ..................................      1,190,800
  34,300 US Airways Group, Inc.(c)...............................      1,783,600
                                                                    ------------
                                                                       5,414,712
                                                                    ------------
         Automotive--2.4%
 113,500 Ford Motor Co. .........................................      6,661,031
                                                                    ------------
         Banks--6.8%
  24,600 Banc One Corp...........................................      1,256,137
  87,900 BB&T Corp...............................................      3,543,469
  58,900 Comerica, Inc...........................................      4,016,244
  68,200 PNC Bank Corp...........................................      3,691,325
  56,300 SunTrust Banks, Inc.....................................      4,306,950
  66,000 UnionBanCal Corp........................................      2,248,125
                                                                    ------------
                                                                      19,062,250
                                                                    ------------
         Business Services--0.6%
  25,900 HBO & Co................................................        743,006
  17,700 Omnicom Group...........................................      1,026,600
                                                                    ------------
                                                                       1,769,606
                                                                    ------------
         Chemicals--1.4%
  33,100 Dow Chemical Co. .......................................      3,010,031
  29,300 Ecolab, Inc.............................................      1,060,294
                                                                    ------------
                                                                       4,070,325
                                                                    ------------
         Computer Software & Services--1.8%
  49,800 Compuware Corp.(c)......................................      3,890,625
  30,500 NCR Corp.(c)............................................      1,273,375
                                                                    ------------
                                                                       5,164,000
                                                                    ------------
         Computers & Business Equipment--9.9%
  84,750 Cisco Systems, Inc.(c)..................................      7,865,859
  22,200 EMC Corp.(c)............................................      1,887,000
  56,200 International Business Machines.........................     10,382,950
  63,700 Lexmark International Group, Inc.(c)....................      6,401,850
   7,700 Sun Microsystems, Inc.(c)...............................        659,313
   5,200 Xerox Corp. ............................................        613,600
                                                                    ------------
                                                                      27,810,572
                                                                    ------------
         Construction--1.3%
  20,700 Armstrong World Industries, Inc. .......................      1,248,469
  32,500 Fluor Corp. ............................................      1,383,281
  28,200 Lafarge Corp. ..........................................      1,142,100
                                                                    ------------
                                                                       3,773,850
                                                                    ------------
         Defense & Aerospace--3.5%
  24,200 B.F. Goodrich Co. ......................................        868,175
  53,500 Gulfstream Aerospace Corp.(c)...........................      2,848,875

 Shares                                                              Value (a)
         Defense & Aerospace--(Continued)
  18,000 Litton Industries, Inc.(c)..............................   $  1,174,500
  94,700 Sundstrand Corp. .......................................      4,912,563
                                                                    ------------
                                                                       9,804,113
                                                                    ------------
         Drugs--8.7%
  70,500 Amgen, Inc.(c)..........................................      7,371,656
  56,200 Genentech, Inc.(c)......................................      4,478,438
  51,200 McKesson Corp...........................................      4,048,000
  28,500 Pharmacia & Upjohn, Inc.................................      1,613,812
 127,400 Schering-Plough Corp. ..................................      7,038,850
                                                                    ------------
                                                                      24,550,756
                                                                    ------------
         Electric Utilities--3.1%
  94,400 DTE Energy Co. .........................................      4,047,400
  69,000 Pinnacle West Capital Corp..............................      2,923,875
  54,000 Western Resources, Inc..................................      1,795,500
                                                                    ------------
                                                                       8,766,775
                                                                    ------------
         Electronics--3.5%
  18,900 Comverse Technology, Inc.(c)............................      1,341,900
  69,000 Honeywell, Inc. ........................................      5,196,563
  22,500 Lucent Technologies, Inc. ..............................      2,475,000
  12,800 Tellabs, Inc.(c)........................................        877,600
                                                                    ------------
                                                                       9,891,063
                                                                    ------------
         Energy Reserves--1.7%
  66,500 Exxon Corp. ............................................      4,862,813
                                                                    ------------
         Financial Services--3.3%
  43,400 Countrywide Credit Industries, Inc. ....................      2,178,137
  96,800 Federal National Mortgage Association...................      7,163,200
                                                                    ------------
                                                                       9,341,337
                                                                    ------------
         Food & Beverages--3.9%
  43,100 H.J. Heinz Co...........................................      2,440,538
  33,900 Quaker Oats Co. ........................................      2,017,050
  78,200 Unilever N.V............................................      6,485,713
                                                                    ------------
                                                                      10,943,301
                                                                    ------------
         Gas & Pipeline Utilities--3.0%
 104,700 El Paso Energy Corp.....................................      3,644,869
 166,000 LG&E Energy Corp........................................      4,699,875
                                                                    ------------
                                                                       8,344,744
                                                                    ------------
         Health Care--Products--1.9%
  13,100 Allegiance Corp. .......................................        610,787
   9,500 Guidant Corp. ..........................................      1,047,375
  47,500 TYCO International, Ltd.................................      3,583,281
                                                                    ------------
                                                                       5,241,443
                                                                    ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Growth and Income Series)

Investments as of December 31, 1998

Common Stocks--(Continued)



 Shares                                                              Value (a)
         Industrial--Parts & Machinery--4.5%
  49,000 Caterpillar, Inc. ......................................   $  2,254,000
 120,300 Ingersoll-Rand Co. .....................................      5,646,581
  44,600 United Technologies Corp. ..............................      4,850,250
                                                                    ------------
                                                                      12,750,831
                                                                    ------------
         Leisure--1.2%
  47,600 Eastman Kodak Co. ......................................      3,427,200
                                                                    ------------
         Life Insurance--5.2%
  33,900 American General Corp. .................................      2,644,200
  36,600 CIGNA Corp. ............................................      2,829,637
  51,100 Jefferson Pilot Corp. ..................................      3,832,500
  46,800 Transamerica Corp.......................................      5,405,400
                                                                    ------------
                                                                      14,711,737
                                                                    ------------
         Liquor--0.9%
  36,500 Anheuser-Busch Companies, Inc. .........................      2,395,312
                                                                    ------------
         Media & Entertainment--1.8%
  74,400 Carnival Corp...........................................      3,571,200
  19,000 Viacom, Inc., Class B(c)................................      1,406,000
                                                                    ------------
                                                                       4,977,200
                                                                    ------------
         Medical--Services--0.2%
  12,700 Omnicare, Inc...........................................        441,325
                                                                    ------------
         Metals & Mining--1.9%
 171,800 Alcan Aluminum, Ltd.....................................      4,649,338
  25,400 USX-U.S. Steel Group....................................        584,200
                                                                    ------------
                                                                       5,233,538
                                                                    ------------
         Oil--Refining & Distribution--0.4%
  33,400 Coastal Corp. ..........................................      1,166,912
                                                                    ------------
         Property & Casualty Insurance--1.6%
  71,600 Allstate Corp...........................................      2,765,550
  12,400 MGIC Investment Corp. ..................................        493,675
  56,575 Old Republic International Corp. .......................      1,272,937
                                                                    ------------
                                                                       4,532,162
                                                                    ------------
         Publishing--2.4%
  87,800 Deluxe Corp.............................................      3,210,188
  71,200 Knight-Ridder, Inc......................................      3,640,100
                                                                    ------------
                                                                       6,850,288
                                                                    ------------
         Retail-Clothing--2.2%
 175,600 Limited, Inc............................................      5,114,350
  34,600 TJX Companies, Inc. ....................................      1,003,400
                                                                    ------------
                                                                       6,117,750
                                                                    ------------

 Shares                                                              Value (a)
         Retail--Department Store--3.8%
  38,000 Dayton Hudson Corp. ....................................   $  2,061,500
  27,700 Federated Department Stores, Inc.(c)....................      1,206,681
  91,600 Wal-Mart Stores, Inc....................................      7,459,675
                                                                    ------------
                                                                      10,727,856
                                                                    ------------
         Retail--Food & Drug--1.2%
  29,800 Albertson's, Inc. ......................................      1,897,888
  22,800 Safeway, Inc.(c)........................................      1,389,375
                                                                    ------------
                                                                       3,287,263
                                                                    ------------
         Retail--Specialty--0.2%
  14,300 Tandy Corp. ............................................        588,981
                                                                    ------------
         Securities & Asset Management--0.8%
  50,000 Lehman Brothers Holdings, Inc. .........................      2,203,125
                                                                    ------------
         Semi-Conductors--2.6%
  62,900 Intel Corp..............................................      7,457,581
                                                                    ------------
         Telecommunciation--7.1%
  86,500 Ameritech Corp..........................................      5,481,938
 105,000 AT&T Corp...............................................      7,901,250
  13,400 Bell Atlantic Corp......................................        710,200
  91,500 U.S. West, Inc. ........................................      5,913,188
                                                                    ------------
                                                                      20,006,576
                                                                    ------------
         Thrifts--1.2%
  36,000 Golden West Financial Corp. ............................      3,300,750
                                                                    ------------
         Total Common Stocks (Identified Cost $228,549,832)......    275,649,078
                                                                    ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Growth and Income Series)

Investments as of December 31, 1998

Short-Term Investment--1.8%


    Face
   Amount                                                           Value (a)
 $5,190,000 Repurchase agreement with State Street Corp. dated
             12/31/1998 at 4.000% to be repurchased at
             $5,192,307 on 1/04/1999 collaterized by $3,885,000
             U.S Treasury Bond 8.125% due 8/15/2019 with a value
             of $5,296,347......................................   $  5,190,000
                                                                   ------------
            Total Short-Term Investment
             (Identified cost $5,190,000).......................      5,190,000
                                                                   ------------
            Total Investments--99.7%
             (Identified cost $233,739,832)(b)..................    280,839,078
            Other assets less liabilities.......................        718,121
                                                                   ------------
            Total Net Assets--100%..............................   $281,557,199
                                                                   ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At December 31,1998 the net unrealized appreciation on investments based on cost of $233,779,161 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $51,863,194
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (4,803,277)
                                                                   -----------
   Net unrealized appreciation.................................... $47,059,917
                                                                   ===========

(c) Non-income producing security.

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Growth and Income Series)

Statement of Assets & Liabilities
December 31, 1998

Assets
 Investments at value....................................           $280,839,078
 Cash....................................................                    477
 Receivable for:
 Fund shares sold........................................                753,731
 Dividends and interest..................................                400,587
 Foreign taxes...........................................                    697
                                                                    ------------
                                                                     281,994,570
Liabilities
 Payable for:
 Fund shares redeemed....................................  $253,078
 Accrued expenses:
 Management fees.........................................   154,368
 Deferred trustees' fees.................................     6,688
 Other expenses..........................................    23,237
                                                           --------
                                                                         437,371
                                                                    ------------
                                                                    $281,557,199
                                                                    ============
Net Assets
 Net Assets consist of:
 Capital paid in.........................................           $226,865,622
 Undistributed net investment income.....................                 11,052
 Accumulated net realized gains (losses).................              7,581,279
 Unrealized appreciation (depreciation) on investments...             47,099,246
                                                                    ------------
Net Assets...............................................           $281,557,199
                                                                    ============
Computation of offering price:
Net asset value and redemption price
 per share ($281,557,199 divided by 1,351,407 shares of
 beneficial
 interest)...............................................           $     208.34
                                                                    ============
Identified cost of investments...........................           $233,739,832
                                                                    ============

Statement of Operations
Year Ended December 31, 1998

Investment Income
 Dividends..........................................             $ 2,955,991(a)
 Interest...........................................                 331,021
                                                                 -----------
                                                                   3,287,012
Expenses
 Management fees....................................  $1,462,154
 Trustees' fees and expenses........................      17,001
 Custodian..........................................      59,422
 Audit and tax services.............................      11,377
 Legal..............................................      13,895
 Printing...........................................      45,398
 Insurance..........................................       5,767
 Miscellaneous......................................       3,954
                                                      ----------
 Total expenses.....................................               1,618,968
                                                                 -----------
Net investment income...............................               1,668,044
Realized and Unrealized Gain (Loss) on Investments
 Realized gain (loss) on:
 Investments--net...................................              19,998,285
 Unrealized appreciation
  (depreciation) on:
 Investments--net...................................              24,191,543
                                                                 -----------
Net gain (loss) on investment transactions..........              44,189,828
                                                                 -----------
Net Increase (Decrease) in Net Assets from
 Operations.........................................             $45,857,872
                                                                 ===========

(a) Net of foreign taxes of: $6,716.

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Growth and Income Series)

Statement of Changes in Net Assets


                                                      Year Ended    Year Ended
                                                     December 31,  December 31,
                                                         1997          1998
                                                     ------------  ------------
From Operations
 Net investment income.............................  $  1,047,363  $  1,668,044
 Net realized gain (loss) on investments...........    17,943,986    19,998,285
 Unrealized appreciation (depreciation) on
  investments......................................    12,979,433    24,191,543
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.    31,970,782    45,857,872
                                                     ------------  ------------
From Distributions to Shareholders
 Net investment income.............................    (1,033,253)   (1,671,571)
 Net realized gain on investments..................   (15,362,335)  (17,136,182)
                                                     ------------  ------------
                                                      (16,395,588)  (18,807,753)
                                                     ------------  ------------
From Capital Shares Transactions
 Proceeds from sale of shares......................    64,665,884   131,989,323
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........     1,033,253     1,671,571
 Distributions from net realized gain..............    15,362,335    17,136,182
                                                     ------------  ------------
                                                       81,061,472   150,797,076
 Cost of shares redeemed...........................   (26,228,431)  (49,028,374)
                                                     ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions.......................    54,833,041   101,768,702
                                                     ------------  ------------
 Total increase (decrease) in net assets...........    70,408,235   128,818,821
Net Assets
 Beginning of the year.............................    82,330,143   152,738,378
                                                     ------------  ------------
 End of the year...................................  $152,738,378  $281,557,199
                                                     ============  ============
Undistributed Net Investment Income
 Beginning of the year.............................  $        469  $     14,579
                                                     ============  ============
 End of the year...................................  $     14,579  $     11,052
                                                     ============  ============
Number of Shares of the Fund:
 Issued from the sale of shares....................       362,661       660,083
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........         5,886         8,032
 Distributions from net realized gain..............        86,752        82,416
                                                     ------------  ------------
                                                          455,299       750,531
 Redeemed..........................................      (149,104)     (247,768)
                                                     ------------  ------------
 Net change........................................       306,195       502,763
                                                     ============  ============

Financial Highlights

                                           Year Ended December 31,
                                  ---------------------------------------------
                                   1994     1995     1996      1997      1998
                                  -------  -------  -------  --------  --------
Net Asset Value, Beginning of
 Year...........................  $112.32  $109.03  $141.31  $ 151.77  $ 179.98
                                  -------  -------  -------  --------  --------
Income From Investment
 Operations
Net Investment Income...........     1.90     1.77     1.78      1.37      1.30
Net Realized and Unrealized Gain
 (Loss) on Investments..........    (3.25)   37.91    23.69     48.76     42.44
                                  -------  -------  -------  --------  --------
Total From Investment
 Operations.....................    (1.35)   39.68    25.47     50.13     43.74
                                  -------  -------  -------  --------  --------
Less Distributions
Distributions From Net
 Investment Income..............    (1.92)   (1.71)   (1.82)    (1.35)    (1.31)
Distributions From Net Realized
 Capital Gains..................     0.00    (5.69)  (13.19)   (20.57)   (14.07)
Distributions From Paid-in
 Capital........................    (0.02)    0.00     0.00      0.00      0.00
                                  -------  -------  -------  --------  --------
Total Distributions.............    (1.94)   (7.40)  (15.01)   (21.92)   (15.38)
                                  -------  -------  -------  --------  --------
Net Asset Value, End of Year....  $109.03  $141.31  $151.77  $ 179.98  $ 208.34
                                  =======  =======  =======  ========  ========
Total Return (%)................     (1.2)    36.5     18.1      33.5      24.4
Ratio of Operating Expenses to
 Average Net Assets (%).........     0.85     0.85     0.85      0.82      0.78
Ratio of Net Investment Income
 to Average Net Assets (%)......     2.30     1.63     1.40      0.91      0.80
Portfolio Turnover Rate (%).....      133       92      104        93       100
Net Assets, End of Year (000)...  $22,934  $48,129  $82,330  $152,738  $281,557
The ratios of expenses to
 average net assets without
 giving effect to the voluntary
 expense agreement described in
 Note 4 to the Financial
 Statements would have been (%).     0.86     1.06     0.91        --        --

                See accompanying notes to financial statements.

Westpeak Stock Index Series
Portfolio Managers: Gerald H. Scriver and Philip J. Cooper
Westpeak Investment Advisors, L.P.

[PHOTO APPEARS HERE]
[PHOTO APPEARS HERE]
Q. How did the portfolio perform during 1998?

A. The Westpeak Stock Index Series returned 27.9% (based on net asset value) for 1998. This return lagged the S&P 500/25/ return of 28.7% and the Lipper Variable Products S&P 500 Index Fund Average/16/ which returned 28.3%. The Se-ries remained fully participated in the 500 stocks which make up the S&P 500 Index. It is our strategy to weight the allocation of the Series virtually in the same portion as the S&P 500 Index so as to better duplicate the perfor-mance.

Q. What is your current outlook for the market and the Series?

A. We believe that business conditions in Asia and elsewhere are stabilizing, and that some overseas economies may already have begun to climb out of their troughs. Without the drag of crisis-weakened export markets, growth in our Gross Domestic Product should continue, but at a lower rate than 1998. Infla-tion represents no immediate threat, and we think there is enough momentum in the economy to forestall any likelihood of a recession, especially given the current climate of lower interest rates. But the Federal Reserve Board will continue to have a huge impact on market psychology, and any rise in interest rates could represent a significant risk for the market. Therefore, we believe that markets in 1999 will oscillate between optimism over continued low rates and concern that continued growth could trigger a rate hike on the part of the Federal Reserve Board, cutting short any earnings expansion and darkening the mood of investors. Perhaps most importantly, we expect that investors will fi-nally put aside their obsession with the very largest capitalization growth companies as valuations for these stocks become more and more unrealistic-- there must come a point where valuations mean something, in our opinion.

                             [GRAPH APPEARS HERE]

   A $10,000 Investment Compared to the S&P 500 Index over the past 10 years

          Date        Stock Index Series         S&P 500
          ----        ------------------         -------
        12/31/88          $10,000               $10,000
        12/31/89          $13,015               $13,159
        12/31/90          $12,476               $12,749
        12/31/91          $16,265               $16,617
        12/31/92          $17,452               $17,881
        12/31/93          $19,149               $19,675
        12/31/94          $19,367               $19,942
        12/31/95          $26,510               $27,409
        12/31/96          $32,466               $33,686
        12/31/97          $43,016               $44,909
        12/31/98          $55,027               $57,717

 Average Annual Total Return

                     Stock Index                     Lipper Variable Products
                       Series      S&P 500/25/   S&P 500 Fund Index Average/16/

           1 year       27.9%         28.7%                   28.3%
          3 years       27.6          28.3                    27.8
          5 years       23.5          24.1                    23.6
         10 years       18.6          19.2                    20.5
  Since Inception       15.9          16.5                    n/a

                                          X    Fund Facts

                                          Goal: Investment results that
                                          correspond to the composite price
                                          and yield performance of United
                                          States publicly traded common
                                          stocks.
                                          Start date: March 30, 1987
                                          Size: $186 million as of
                                          December 31, 1998
                                          Managers: Gerald H. Scriver and
                                          Philip J. Cooper. Mr. Scriver and
                                          Mr. Cooper have managed the Series
                                          since 1993; they have also managed
                                          Westpeak Growth and Income Series
                                          since August 1993, New England
                                          Growth Opportunities Fund since May
                                          1995 and New England Capital Growth
                                          Fund since February 1998. Mr.
                                          Scriver joined Westpeak in July
                                          1991 and Mr. Cooper joined Westpeak
                                          in December 1991.
Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.
This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of December 31, 1998

Common Stocks--99.3% of Total Net Assets


 Shares                                                              Value (a)

        Airlines--0.3%
  3,300 AMR Corp.(c).............................................   $    195,937
  2,800 Delta Air Lines, Inc. ...................................        145,600
  6,200 Southwest Airlines Co. ..................................        139,113
  1,800 US Airways Group, Inc.(c)................................         93,600
                                                                    ------------
                                                                         574,250
                                                                    ------------
        Apparel & Textiles--0.2%
  1,300 Fruit of the Loom, Inc.(c)...............................         17,956
  1,200 Liz Claiborne, Inc. .....................................         37,875
  5,300 NIKE, Inc., Class B......................................        214,981
  1,100 Reebok International, Ltd.(c)............................         16,363
    600 Russell Corp. ...........................................         12,188
    300 Springs Industries, Inc. ................................         12,431
  2,200 VF Corp. ................................................        103,125
                                                                    ------------
                                                                         414,919
                                                                    ------------
        Automotive--1.4%
  1,400 Cooper Tire & Rubber Co. ................................         28,612
  3,022 Dana Corp. ..............................................        123,524
    700 Fleetwood Enterprises, Inc. .............................         24,325
 22,400 Ford Motor Co. ..........................................      1,314,600
 12,100 General Motors Corp. ....................................        865,906
  2,900 Goodyear Tire & Rubber...................................        146,269
  2,200 ITT Industries, Inc. ....................................         87,450
  1,320 Navistar International Corp.(c)..........................         37,620
  1,390 PACCAR, Inc. ............................................         57,164
                                                                    ------------
                                                                       2,685,470
                                                                    ------------
        Banks--6.4%
 31,824 BankAmerica Corp. .......................................      1,913,418
  5,500 BankBoston Corp. ........................................        214,156
  1,800 Bankers Trust New York Corp. ............................        153,788
  5,300 BB&T Corp. ..............................................        213,656
 15,840 Chase Manhattan Corp. ...................................      1,078,110
 42,353 Citigroup, Inc. .........................................      2,096,474
  2,900 Comerica, Inc. ..........................................        197,744
  4,900 Fifth Third Bancorp......................................        349,431
 17,970 First Union Corp. .......................................      1,092,801
 10,524 Fleet Financial Group, Inc. .............................        470,291
  3,940 Huntington Bancshares, Inc. .............................        118,446
  3,300 J.P. Morgan & Co., Inc. .................................        346,706
  8,200 Keycorp..................................................        262,400
  2,800 Mercantile Bancorp, Inc. ................................        129,150
  6,100 National City Corp. .....................................        442,250
  5,600 PNC Bank Corp. ..........................................        303,100
  4,000 Regions Financial Corp. .................................        161,250
  2,000 Republic New York Corp. .................................         91,125
  3,200 Summit Bancorp...........................................        139,800
  5,900 SunTrust Banks, Inc. ....................................        451,350
  4,950 Synovus Financial Corp. .................................        120,656
  2,400 Union Planters Corp. ....................................        108,750

 Shares                                                              Value (a)

  3,800 Wachovia Corp. ..........................................   $    332,263
 30,030 Wells Fargo & Co. .......................................      1,199,323
                                                                    ------------
                                                                      11,986,438
                                                                    ------------
        Banks & Thrifts--1.8%
 21,692 Banc One Corp. ..........................................      1,107,648
 13,900 Bank of New York, Inc. ..................................        559,475
  4,300 Firstar Corp. ...........................................        399,900
  4,800 Mellon Bank Corp. .......................................        330,000
  2,000 Northern Trust Corp. ....................................        174,625
  3,000 State Street Corp. ......................................        208,687
 13,808 U.S. Bancorp.............................................        490,184
                                                                    ------------
                                                                       3,270,519
                                                                    ------------
        Broadcasting--0.5%
  6,800 Comcast Corp. ...........................................        399,075
 11,300 MediaOne Group, Inc.(c)..................................        531,100
                                                                    ------------
                                                                         930,175
                                                                    ------------
        Business Services--1.2%
  5,600 Automatic Data Processing, Inc. .........................        449,050
  1,400 Ceridian Corp.(c)........................................         97,738
  2,900 Computer Sciences Corp.(c)...............................        186,869
  9,100 Electronic Data Systems Corp. ...........................        457,275
  7,900 HBO & Co. ...............................................        226,631
  3,020 IMS Health, Inc. ........................................        227,821
  3,100 Omnicom Group............................................        179,800
  3,000 Paychex, Inc. ...........................................        154,312
    500 Shared Medical System....................................         24,938
  2,500 The Interpublic Group of Companies, Inc. ................        199,375
                                                                    ------------
                                                                       2,203,809
                                                                    ------------
        Chemicals--2.3%
  4,300 Air Products & Chemicals, Inc. ..........................        172,000
  1,400 Ashland, Inc. ...........................................         67,725
  2,100 Avery Dennison Corp. ....................................         94,631
  4,150 Dow Chemical Co. ........................................        377,391
 21,000 E.l. du Pont de Nemours & Co. ...........................      1,114,312
  1,400 Eastman Chemical Co. ....................................         62,650
  2,400 Ecolab, Inc. ............................................         86,850
  2,625 Engelhard Corp. .........................................         51,188
  1,100 Great Lakes Chemical Corp. ..............................         44,000
  1,700 Hercules, Inc. ..........................................         46,538
  7,500 Minnesota Mining & Manufacturing Co. ....................        533,437
 11,100 Monsanto Co. ............................................        527,250
  2,400 Morton International, Inc. ..............................         58,800
  1,200 Nalco Chemical Co. ......................................         37,200
  6,600 Occidental Petroleum Corp. ..............................        111,375
  3,300 PPG Industries, Inc. ....................................        192,225
  2,900 Praxair, Inc. ...........................................        102,225
  3,300 Rohm & Haas Co. .........................................         99,412
  1,596 Sealed Air Corp.(c)......................................         81,496

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of December 31, 1998

Common Stocks--(Continued)


 Shares                                                              Value (a)

        Chemicals--(Continued)
  3,200 Sherwin Williams Co......................................   $     94,000
  3,100 Tenneco, Inc.............................................        105,594
  2,500 Union Carbide Corp.......................................        106,250
  1,400 W.R. Grace & Co.(c)......................................         21,963
  1,875 Westvaco Corp............................................         50,273
                                                                    ------------
                                                                       4,238,785
                                                                    ------------
        Computer Software & Services--4.9%
  1,300 Adobe Systems, Inc.......................................         60,775
    800 Autodesk, Inc............................................         34,150
  3,800 BMC Software, Inc.(c)....................................        169,337
 15,948 Cendant Corp.(c).........................................        304,009
 10,400 Computer Associates International, Inc...................        443,300
  3,400 Compuware Corp.(c).......................................        265,625
  8,300 First Data Corp. ........................................        263,006
 45,700 Microsoft Corp.(c).......................................      6,338,019
  6,500 Novell, Inc.(c)..........................................        117,812
 18,037 Oracle Systems Corp.(c)..................................        777,846
  5,000 Parametric Technology Corp.(c)...........................         81,250
  4,200 PeopleSoft, Inc.(c)......................................         79,538
  4,700 Unisys Corp.(c)..........................................        161,856
                                                                    ------------
                                                                       9,096,523
                                                                    ------------
        Computers & Business Equipment--7.0%
  6,700 3Com Corp.(c)............................................        300,244
  2,500 Apple Computer(c)........................................        102,344
  4,000 Ascend Communications, Inc.(c)...........................        263,000
  3,100 Cabletron Systems, Inc.(c)...............................         25,962
 28,825 Cisco Systems, Inc.(c)...................................      2,675,320
 30,947 Compaq Computer Corp. ...................................      1,297,840
    900 Data General Corp.(c)....................................         14,794
 23,500 Dell Computer Corp.(c)...................................      1,719,906
  9,200 EMC Corp.(c).............................................        782,000
  2,900 Gateway 2000, Inc.(c)....................................        148,444
 19,300 Hewlett-Packard Co. .....................................      1,318,431
  2,600 Ikon Office Solutions, Inc. .............................         22,263
 17,300 International Business Machines..........................      3,196,175
  5,100 Pitney Bowes, Inc. ......................................        336,919
  4,500 Seagate Technology(c)....................................        136,125
  3,500 Silicon Graphics, Inc.(c)................................         45,062
  6,100 Xerox Corp. .............................................        719,800
                                                                    ------------
                                                                      13,104,629
                                                                    ------------
        Computer Hardware--0.3%
  7,000 Sun Microsystems, Inc.(c)................................        599,375
                                                                    ------------
        Construction--0.2%
    700 Armstrong World Industries, Inc. ........................         42,219
  1,100 Centex Corp. ............................................         49,569
  1,500 Fluor Corp. .............................................         63,844
    700 Kaufman & Broad Home Corp. ..............................         20,125

 Shares                                                            Value (a)

  6,300 Masco Corp. ...........................................   $    181,125
  1,000 Owens-Corning..........................................         35,437
    800 Pulte Corp. ...........................................         22,250
                                                                  ------------
                                                                       414,569
                                                                  ------------
        Consumer Goods & Services--0.2%
  1,700 Black & Decker Corp. ..................................         95,306
  1,700 Maytag Corp. ..........................................        105,825
  1,400 Whirlpool Corp. .......................................         77,525
                                                                  ------------
                                                                       278,656
                                                                  ------------
        Consumer--Jewelry/Novelty/Gifts--0.0%
    600 Jostens, Inc. .........................................         15,712
                                                                  ------------
        Defense & Aerospace--1.3%
    500 Aeroquip-Vickers, Inc. ................................         14,969
 10,400 Allied Signal, Inc. ...................................        460,850
  1,400 B.F. Goodrich Co. .....................................         50,225
  2,300 General Dynamics Corp. ................................        134,838
  3,615 Lockheed Martin Corp. .................................        306,371
  1,300 Northrop Grumman Corp. ................................         95,063
  6,300 Raytheon Co., Class B..................................        335,475
  3,000 Textron, Inc. .........................................        227,812
 18,754 The Boeing Co. ........................................        611,849
  2,300 TRW, Inc. .............................................        129,231
                                                                  ------------
                                                                     2,366,683
                                                                  ------------
        Drugs--8.7%
  1,200 Allergan, Inc. ........................................         77,700
  1,600 ALZA Corp.(c)..........................................         83,600
 24,400 American Home Products Corp. ..........................      1,374,025
  4,600 Amgen, Inc.(c).........................................        480,988
 18,480 Bristol-Myers Squibb Co. ..............................      2,472,855
  3,700 Cardinal Health, Inc. .................................        280,738
 20,400 Eli Lilly & Co. .......................................      1,813,050
 22,100 Merck & Co. ...........................................      3,263,894
 24,200 Pfizer, Inc. ..........................................      3,035,587
  9,380 Pharmacia & Upjohn, Inc. ..............................        531,142
 27,200 Schering-Plough Corp. .................................      1,502,800
  1,800 Sigma-Aldrich..........................................         52,875
 15,200 Warner-Lambert Co. ....................................      1,142,850
                                                                  ------------
                                                                    16,112,104
                                                                  ------------
        Electric Utilities--2.4%
  3,300 AES Corp.(c)...........................................        156,338
  2,500 Ameren Corp.(c)........................................        106,719
  3,500 American Electric Power, Inc. .........................        164,719
  2,800 Baltimore Gas & Electric Co ...........................         86,450
  2,800 Carolina Power & Light Co. ............................        131,775
  3,900 Central & South West Corp. ............................        107,006
  2,911 Cinergy Corp. .........................................        100,066
  4,300 Consolidated Edison, Inc. .............................        227,362

                See accompanying notes to financial statements.
50

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of December 31, 1998

Common Stocks--(Continued)


 Shares                                                              Value (a)

        Electric Utilities--(Continued)
  3,650 Dominion Resources, Inc. ................................   $    170,638
  2,700 DTE Energy Co. ..........................................        115,763
  6,727 Duke Power Co. ..........................................        430,948
  6,600 Edison International.....................................        183,975
  4,600 Entergy Corp. ...........................................        143,175
  4,400 FirstEnergy Corp.(c).....................................        143,275
  3,300 FPL Group, Inc. .........................................        203,362
  2,300 GPU, Inc. ...............................................        101,631
  5,448 Houston Industries, Inc. ................................        175,017
  2,100 New Century Energies, Inc. ..............................        102,375
  3,500 Niagara Mohawk Power Corp.(c)............................         56,438
  2,800 Northern States Power Co. ...............................         77,700
  7,100 Pacific Gas & Electric Corp. ............................        223,650
  5,600 Pacificorp...............................................        117,950
  4,100 PECO Energy Co. .........................................        170,662
  2,800 PP&L Resources, Inc. ....................................         78,050
  4,300 Public Service Enterprise Group..........................        172,000
 12,900 Southern Co. ............................................        374,906
  5,125 Texas Utilities Co. .....................................        239,273
  4,000 Unicom Corp. ............................................        154,250
                                                                    ------------
                                                                       4,515,473
                                                                    ------------
        Electronics--3.5%
  4,056 AMP, Inc. ...............................................        211,165
  1,530 Andrew Corp.(c)..........................................         25,245
  2,200 Cooper Industries, Inc. .................................        104,912
  4,300 Corning, Inc. ...........................................        193,500
  1,300 Eaton Corp. .............................................         91,894
    800 EG&G, Inc. ..............................................         22,250
  8,100 Emerson Electric Co. ....................................        490,050
    800 Foster Wheeler Corp. ....................................         10,550
  2,800 General Instrument Corp.(c)..............................         95,025
  1,500 Harris Corp. ............................................         54,938
  2,300 Honeywell, Inc. .........................................        173,219
  1,500 Johnson Controls, Inc. ..................................         88,500
 24,412 Lucent Technologies, Inc. ...............................      2,685,320
    800 Millipore Corp. .........................................         22,750
 11,100 Motorola, Inc. ..........................................        677,794
 12,100 Northern Telecom, Ltd. ..................................        606,512
  1,100 Phelps Dodge Corp. ......................................         55,962
  1,500 Raychem Corp. ...........................................         48,469
  3,500 Rockwell International Corp. ............................        169,969
  1,400 Scientific Atlanta, Inc. ................................         31,938
  2,200 Solectron Corp.(c).......................................        204,462
    950 Tektronix, Inc. .........................................         28,559
  3,500 Tellabs, Inc.(c).........................................        239,969
    900 The Perkin-Elmer Corp. ..................................         87,806
  3,100 Thermo Electron Corp.(c).................................         52,506
  1,000 Thomas & Betts Corp. ....................................         43,313
  1,800 W.W. Grainger, Inc. .....................................         74,925
                                                                    ------------
                                                                       6,591,502
                                                                    ------------

 Shares                                                              Value (a)

        Energy Reserves--4.9%
  1,700 Amerada Hess Corp. ......................................   $     84,575
  2,200 Anadarko Petroleum Corp. ................................         67,925
  1,800 Apache Corp. ............................................         45,563
  5,900 Atlantic Richfield Co. ..................................        384,975
  3,262 Burlington Resources, Inc. ..............................        116,820
 12,100 Chevron Corp. ...........................................      1,003,544
 45,200 Exxon Corp. .............................................      3,305,250
 14,500 Mobil Corp. .............................................      1,263,312
  2,000 Oryx Energy Corp.(c).....................................         26,875
  4,800 Phillips Petroleum Co. ..................................        204,600
 39,700 Royal Dutch Petroleum Co. ...............................      1,900,637
  9,900 Texaco, Inc. ............................................        523,463
  4,764 Union Pacific Resources Group, Inc. .....................         43,174
  4,500 Unocal Corp. ............................................        131,344
                                                                    ------------
                                                                       9,102,057
                                                                    ------------
        Environmental Services--0.3%
  3,200 Browning-Ferris Industries, Inc. ........................         91,000
 10,600 Waste Management, Inc. ..................................        494,225
                                                                    ------------
                                                                         585,225
                                                                    ------------
        Financial Services--6.4%
  8,400 American Express Co. ....................................        858,900
  3,100 Aon Corp. ...............................................        171,663
 12,902 Associates First Capital Corp. ..........................        546,722
  1,200 Capital One Financial Corp. .............................        138,000
  2,100 Countrywide Credit Industries, Inc. .....................        105,394
  3,120 Dun & Bradstreet Corp. ..................................         98,475
  2,700 Equifax, Inc. ...........................................         92,306
 12,600 Federal Home Loan Mortgage Corp. ........................        811,912
 19,200 Federal National Mortgage Association....................      1,420,800
 60,300 General Electric Co. ....................................      6,154,369
  1,900 H & R Block, Inc. .......................................         85,500
  9,153 Household International, Inc. ...........................        362,688
  4,700 Marsh & McLennan Companies, Inc. ........................        274,656
 13,970 MBNA Corp. ..............................................        348,377
  2,500 Provident Companies, Inc. ...............................        103,750
  2,550 Providian Financial Corp. ...............................        191,250
  3,100 SLM Holding Corp. .......................................        148,800
    612 Waddell & Reed Financial, Inc.(c)........................         14,229
                                                                    ------------
                                                                      11,927,791
                                                                    ------------
        Food & Beverages--6.1%
 11,058 Archer-Daniels-Midland Co. ..............................        190,059
  5,300 Bestfoods................................................        282,225
  8,300 Campbell Soup Co. .......................................        456,500
 45,700 Coca-Cola Co. ...........................................      3,056,187
  7,500 Coca-Cola Enterprises, Inc. .............................        268,125
  9,000 ConAgra, Inc. ...........................................        283,500
  2,800 General Mills, Inc. .....................................        217,700
  6,700 H.J. Heinz Co. ..........................................        379,387
  2,600 Hershey Foods Corp. .....................................        161,688

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of December 31, 1998

Common Stocks--(Continued)


 Shares                                                              Value (a)

        Food & Beverages--(Continued)
  7,500 Kellogg Co. .............................................   $    255,938
 27,300 PepsiCo, Inc. ...........................................      1,117,594
 45,100 Philip Morris Companies, Inc. ...........................      2,412,850
  4,500 Pioneer Hi-Bred International, Inc. .....................        121,500
  2,500 Quaker Oats Co. .........................................        148,750
  6,000 RJR Nabisco Holdings Corp. ..............................        178,125
 17,200 Sara Lee Corp. ..........................................        484,825
  2,200 Supervalu, Inc. .........................................         61,600
  6,200 Sysco Corp. .............................................        170,113
 11,900 Unilever NV..............................................        986,956
  2,100 William Wrigley Jr. Co. .................................        188,081
                                                                    ------------
                                                                      11,421,703
                                                                    ------------
        Freight Transportation--0.2%
  2,780 Federal Express Corp. ...................................        247,420
  6,100 Laidlaw, Inc ............................................         61,381
                                                                    ------------
                                                                         308,801
                                                                    ------------
        Gas & Pipeline Utilities--0.2%
  1,500 Columbia Energy Group, Inc. .............................         86,625
  1,800 Consolidated Natural Gas Co. ............................         97,200
    900 Nicor, Inc. .............................................         38,025
    600 ONEOK, Inc., New.........................................         21,675
    600 Peoples Energy Corp. ....................................         23,925
  4,455 Sempra Energy(c).........................................        113,046
                                                                    ------------
                                                                         380,496
                                                                    ------------
        Health Care--Products--3.4%
 28,500 Abbott Laboratories......................................      1,396,500
  1,000 Bausch & Lomb, Inc. .....................................         60,000
  5,300 Baxter International, Inc. ..............................        340,856
  4,600 Becton, Dickinson & Co. .................................        196,363
  2,000 Biomet, Inc. ............................................         80,500
  7,300 Boston Scientific Corp.(c)...............................        195,731
  1,000 C.R. Bard, Inc. .........................................         49,500
  2,800 Guidant Corp. ...........................................        308,700
 24,900 Johnson & Johnson........................................      2,088,488
  1,300 Mallinckrodt, Inc. ......................................         40,056
  8,700 Medtronic, Inc. .........................................        645,975
  1,600 St. Jude Medical, Inc.(c)................................         44,300
 11,888 TYCO International, Ltd. ................................        896,801
                                                                    ------------
                                                                       6,343,770
                                                                    ------------
        Health Care--Services--0.5%
 11,986 Columbia/HCA Healthcare Corp. ...........................        296,653
  2,000 HCR Manor Care, Inc.(c)..................................         58,750
  7,800 HEALTHSOUTH Corp.(c).....................................        120,413
  3,100 Humana, Inc.(c)..........................................         55,219
  4,800 Service Corporation International........................        182,700
  5,700 Tenet Healthcare Corp.(c)................................        149,625
  3,600 United Healthcare Corp. .................................        155,025
                                                                    ------------
                                                                       1,018,385
                                                                    ------------

 Shares                                                              Value (a)

        Hotels & Restaurants--0.8%
  2,600 Darden Restaurants, Inc. ................................   $     46,800
  1,850 Harrahs Entertainment, Inc.(c)...........................         29,022
  4,800 Hilton Hotels Corp. .....................................         91,800
  4,600 Marriott International, Inc.(c)..........................        133,400
 12,700 McDonald's Corp. ........................................        973,137
  3,400 Mirage Resorts, Inc.(c)..................................         50,788
  2,820 Tricon Global Restaurants, Inc.(c).......................        141,352
  2,300 Wendy's International, Inc. .............................         50,169
                                                                    ------------
                                                                       1,516,468
                                                                    ------------
        Household Products--2.7%
  1,000 Alberto Culver Co. ......................................         26,688
  4,900 Avon Products, Inc. .....................................        216,825
  1,300 Brown-Forman Corp., Class B..............................         98,394
  1,900 Clorox Co. ..............................................        221,944
  5,500 Colgate-Palmolive Co. ...................................        510,812
  3,200 Fortune Brands, Inc. ....................................        101,200
 20,800 Gillette Co. ............................................      1,004,900
  2,000 International Flavours & Fragrances, Inc. ...............         88,375
    800 National Service Industries, Inc. .......................         30,400
  3,000 Newell Co. ..............................................        123,750
 24,820 Procter & Gamble Co. ....................................      2,266,376
  5,800 Ralston Purina Co. ......................................        187,775
  2,800 Rubbermaid, Inc. ........................................         88,025
  1,100 Tupperware Corp. ........................................         18,081
                                                                    ------------
                                                                       4,983,545
                                                                    ------------
        Industrial Services--0.0%
  1,400 Ryder Systems, Inc. .....................................         36,400
                                                                    ------------
        Industrial Parts & Machinery--1.1%
    400 Briggs & Stratton Corp. .................................         19,950
  1,400 Case Corp. ..............................................         30,538
  6,700 Caterpillar, Inc. .......................................        308,200
  1,200 Crane Co. ...............................................         36,225
    700 Cummins Engine, Inc. ....................................         24,850
  2,500 Danaher Corp. ...........................................        135,781
  4,500 Deere & Co. .............................................        149,062
  4,100 Dover Corp. .............................................        150,162
  3,300 Genuine Parts Co. .......................................        110,344
    900 Harnischfeger Industries, Inc. ..........................          9,169
  4,600 Illinois Tool Works, Inc. ...............................        266,800
  3,000 Ingersoll-Rand Co. ......................................        140,812
  1,100 McDermott International, Inc. ...........................         27,156
    700 Milacron, Inc. ..........................................         13,475
    100 Nacco Industries, Inc. ..................................          9,200
  2,300 Pall Corp. ..............................................         58,219
  2,050 Parker Hannifin Corp. ...................................         67,138
  1,050 Snap-On, Inc. ...........................................         36,553
  1,600 Stanley Works............................................         44,400
  1,100 Timken Co. ..............................................         20,763
  4,200 United Technologies Corp. ...............................        456,750
                                                                    ------------
                                                                       2,115,547
                                                                    ------------


                See accompanying notes to financial statements.
52

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of December 31, 1998

Common Stocks--(Continued)


 Shares                                                              Value (a)

        Internet Content--0.7%
  8,500 America Online...........................................   $  1,360,000
                                                                    ------------
        Leisure--0.4%
  1,800 Brunswick Corp. .........................................         44,550
  5,950 Eastman Kodak Co. .......................................        428,400
  2,450 Hasbro, Inc. ............................................         88,506
  5,450 Mattel, Inc. ............................................        124,328
    800 Polaroid Corp. ..........................................         14,950
                                                                    ------------
                                                                         700,734
                                                                    ------------
        Life Insurance--1.1%
  2,683 Aetna, Inc. .............................................        210,951
  4,698 American General Corp. ..................................        366,444
  3,900 CIGNA Corp. .............................................        301,519
  5,807 Conseco, Inc. ...........................................        177,476
  1,937 Jefferson Pilot Corp. ...................................        145,275
  1,800 Lincoln National Corp., Inc. ............................        147,262
  3,800 SunAmerica, Inc. ........................................        308,275
  2,600 Torchmark Corp. .........................................         91,813
  1,100 Transamerica Corp. ......................................        127,050
  2,600 UNUM Corp. ..............................................        151,775
                                                                    ------------
                                                                       2,027,840
                                                                    ------------
        Liquor--0.5%
    600 Adolph Coors Co., Class B................................         33,863
  8,900 Anheuser-Busch Companies, Inc. ..........................        584,062
  7,300 Seagram Company, Ltd. ...................................        277,400
                                                                    ------------
                                                                         895,325
                                                                    ------------
        Media & Entertainment--2.7%
 11,500 Carnival Corp. ..........................................        552,000
 13,300 CBS Corp.(c).............................................        435,575
  4,600 Clear Channel Communications(c)..........................        250,700
  1,300 King World Productions, Inc.(c)..........................         38,269
  9,700 Tele-Communications, Inc.(c).............................        536,531
 22,200 Time Warner, Inc. .......................................      1,377,787
  2,200 Tribune Co. .............................................        145,200
  6,657 Viacom, Inc., Class B(c).................................        492,618
 37,994 Walt Disney Co...........................................      1,139,820
                                                                    ------------
                                                                       4,968,500
                                                                    ------------
        Metals & Mining--0.5%
  4,200 Alcan Aluminium, Ltd. ...................................        113,662
  3,632 Allegheny Teledyne, Inc. ................................         74,229
  3,400 Aluminum Company of America..............................        253,512
    800 ASARCO, Inc. ............................................         12,050
    500 Ball Corp. ..............................................         22,875
  2,400 Bethlehem Steel Corp.(c).................................         20,100
  2,300 Crown Cork & Seal Company, Inc. .........................         70,869
  1,850 Cyprus Amax Minerals Co. ................................         18,500
  3,100 Inco, Ltd. ..............................................         32,744

 Shares                                                              Value (a)

  1,600 Nucor Corp. .............................................   $     69,200
  2,900 Owens Illinois, Inc.(c)..................................         88,813
  1,300 Reynolds Metals Co. .....................................         68,494
  1,620 USX-U.S. Steel Group.....................................         37,260
  1,700 Worthington Industries, Inc. ............................         21,250
                                                                    ------------
                                                                         903,558
                                                                    ------------
        Natural Gas--0.0%
    400 Eastern Enterprises......................................         17,500
                                                                    ------------
        Oil--Foreign--0.0%
    900 Kerr-McGee Corp. ........................................         34,425
                                                                    ------------
        Oil--Refining & Distribution--0.6%
  3,900 Coastal Corp. ...........................................        136,256
  6,100 Enron Corp. .............................................        348,082
  2,100 Sonat, Inc. .............................................         56,831
  1,700 Sunoco, Inc. ............................................         61,306
  5,700 USX-Marathon Group.......................................        171,713
  7,900 Williams Companies, Inc. ................................        246,381
                                                                    ------------
                                                                       1,020,569
                                                                    ------------
        Oil Services--0.5%
  5,900 Baker Hughes, Inc. ......................................        104,356
    600 FMC Corp.(c).............................................         33,600
  8,100 Halliburton Co. .........................................        239,963
    900 Helmerich & Payne, Inc. .................................         17,438
  1,600 Rowan Companies, Inc.(c).................................         16,000
 10,100 Schlumberger, Ltd. ......................................        465,862
                                                                    ------------
                                                                         877,219
                                                                    ------------
        Paper & Forest Products--0.9%
  1,000 Bemis, Inc. .............................................         37,938
  1,033 Boise Cascade Corp. .....................................         32,023
  1,800 Champion International Corp. ............................         72,900
  4,100 Fort James Corp. ........................................        164,000
  1,700 Georgia Pacific Corp. ...................................         99,556
  5,710 International Paper Co. .................................        255,879
 10,112 Kimberly-Clark Corp. ....................................        551,104
  2,000 Louisiana Pacific Corp. .................................         36,625
  1,900 Mead Corp. ..............................................         55,694
    500 Potlatch Corp. ..........................................         18,438
  1,881 Smurfit Container Corp.(c)...............................         29,743
  1,000 Temple-Inland, Inc. .....................................         59,312
  1,300 Union Camp Corp. ........................................         87,750
  3,700 Weyerhaeuser Co. ........................................        188,006
  2,000 Willamette Industries, Inc. .............................         67,000
                                                                    ------------
                                                                       1,755,968
                                                                    ------------


                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of December 31, 1998

Common Stocks--(Continued)


 Shares                                                              Value (a)

        Precious Metal--0.2%
  6,900 Barrick Gold Corp........................................   $    134,550
  4,300 Battle Mountain Gold Co..................................         17,737
  3,300 Freeport McMoRan Copper & Gold,
         Class B(c)..............................................         34,444
  4,500 Homestake Mining Co......................................         41,344
  3,041 Newmont Mining Corp......................................         54,928
  4,600 Placer Dome, Inc.........................................         52,900
                                                                    ------------
                                                                         335,903
                                                                    ------------
        Property & Casualty Insurance--2.1%
 15,372 Allstate Corp............................................        593,743
 19,477 American International Group, Inc. ......................      1,881,965
  3,000 Chubb Corp...............................................        194,625
  3,100 Cincinnati Financial Corp................................        113,538
  4,300 Hartford Financial Services Group........................        235,962
  2,100 Loews Corp...............................................        206,325
  1,800 MBIA, Inc................................................        118,013
  2,100 MGIC Investment Corp.....................................         83,606
  1,300 Progressive Corp.........................................        220,187
  2,600 Safeco Corp..............................................        111,638
  4,370 St. Paul Companies, Inc. ................................        151,858
                                                                    ------------
                                                                       3,911,460
                                                                    ------------
        Publishing--0.7%
  1,300 American Greetings Corp..................................         53,381
  1,500 Deluxe Corp..............................................         54,844
  1,800 Dow Jones & Company, Inc.................................         86,625
  5,300 Gannett Co...............................................        341,850
  1,300 Harcourt General, Inc....................................         69,144
  1,400 Knight-Ridder, Inc.......................................         71,575
  1,800 McGraw-Hill Companies, Inc...............................        183,375
  1,000 Meredith Corp............................................         37,875
  1,800 Moore Corporation, Ltd...................................         19,800
  3,500 New York Times Co........................................        121,406
  2,500 R.R. Donnelley & Sons Co.................................        109,531
  1,600 Times Mirror Co..........................................         89,600
                                                                    ------------
                                                                       1,239,006
                                                                    ------------
        Railroads & Equipment--0.5%
  8,766 Burlington Northern Santa Fe.............................        295,852
  4,100 CSX Corp. ...............................................        170,150
  7,000 Norfolk Southern Corp....................................        221,812
  4,600 Union Pacific Corp.......................................        207,288
                                                                    ------------
                                                                         895,102
                                                                    ------------
        Retail--Clothing--0.5%
 10,875 Gap, Inc.................................................        611,719
  4,193 Limited, Inc.............................................        122,121
  2,800 Nordstrom, Inc...........................................         97,125
  5,900 TJX Companies, Inc.......................................        171,100
                                                                    ------------
                                                                       1,002,065
                                                                    ------------

 Shares                                                              Value (a)

        Retail--Department Store--3.0%
  4,039 Costco Companies, Inc.(c)................................   $    291,565
  8,100 Dayton Hudson Corp.......................................        439,425
  2,100 Dillard's, Inc...........................................         59,588
  3,900 Federated Department Stores, Inc.(c).....................        169,894
  2,900 Fred Meyer, Inc.(c)......................................        174,725
  4,700 J.C. Penney, Inc.........................................        220,313
  9,100 K mart Corp.(c)..........................................        139,344
  2,900 Kohls Corp.(c)...........................................        178,169
  4,300 May Department Stores Co.................................        259,612
  7,200 Sears, Roebuck & Co......................................        306,000
 41,400 Wal-Mart Stores, Inc.....................................      3,371,512
                                                                    ------------
                                                                       5,610,147
                                                                    ------------
        Retail--Food & Drug--0.8%
  4,600 Albertson's, Inc.........................................        292,963
  5,100 American Stores Co.......................................        188,381
    700 Great Atlantic & Pacific Tea Co..........................         20,738
  4,800 Kroger Co.(c)............................................        290,400
  9,000 Safeway, Inc.(c).........................................        548,437
  2,800 Winn-Dixie Stores, Inc...................................        125,650
                                                                    ------------
                                                                       1,466,569
                                                                    ------------
        Retail--Specialty--2.1%
  2,800 Autozone, Inc.(c)........................................         92,225
  1,900 Circuit City Stores, Inc. ...............................         94,881
  2,000 Consolidated Stores Corp.(c).............................         40,375
  7,200 CVS Corp.................................................        396,000
  3,450 Dollar General Corp......................................         81,506
 27,246 Home Depot, Inc..........................................      1,667,115
    700 Longs Drug Stores Corp...................................         26,250
  6,500 Lowe's Companies, Inc. ..................................        332,719
  1,200 Pep Boys-Manny, Moe & Jack...............................         18,825
  4,800 Rite Aid Corp............................................        237,900
  5,300 Staples, Inc.(c).........................................        231,544
  1,800 Tandy Corp...............................................         74,137
  5,075 Toys R Us, Inc.(c).......................................         85,641
  9,200 Walgreen Co..............................................        538,775
                                                                    ------------
                                                                       3,917,893
                                                                    ------------
        Securities & Asset Management--1.0%
  2,100 Bear Stearns Companies, Inc..............................         78,488
  7,425 Charles Schwab Corp......................................        417,192
  4,700 Franklin Resources, Inc..................................        150,400
  2,200 Lehman Brothers Holdings, Inc. ..........................         96,937
  6,400 Merrill Lynch & Company, Inc.............................        427,200
 10,899 Morgan Stanley Dean Witter...............................        773,829
                                                                    ------------
                                                                       1,944,046
                                                                    ------------


                See accompanying notes to financial statements.
54

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of December 31, 1998

Common Stocks--(Continued)               Short Term Investment--1.1%


 Shares                                                              Value (a)

        Semi-Conductors--2.7%
  2,700 Advanced Micro Devices, Inc.(c)..........................   $     78,131
  6,700 Applied Materials, Inc.(c)...............................        286,006
 31,100 Intel Corp...............................................      3,687,294
  1,600 KLA Instruments Corp.(c).................................         69,400
  2,600 LSI Logic Corp.(c).......................................         41,925
  4,000 Micron Technology, Inc.(c)...............................        202,250
  3,100 National Semiconductor Corp.(c)..........................         41,850
  7,200 Texas Instruments, Inc...................................        616,050
                                                                    ------------
                                                                       5,022,906
                                                                    ------------
        Telecommunication--8.2%
 10,700 AirTouch Communications, Inc.(c).........................        771,738
  5,100 ALLTEL Corp..............................................        305,044
 20,500 Ameritech Corp...........................................      1,299,187
 33,535 AT&T Corp................................................      2,523,509
 28,852 Bell Atlantic Corp.......................................      1,529,156
 36,600 BellSouth Corp...........................................      1,825,425
  3,300 Frontier Corp............................................        112,200
 17,900 GTE Corp.................................................      1,163,500
 32,970 MCI Worldcom, Inc.(c)....................................      2,365,597
  5,400 NEXTEL Communications, Inc.(c)...........................        127,575
 36,316 SBC Communications, Inc..................................      1,947,445
  8,000 Sprint Corp.(c)..........................................        673,000
  3,900 Sprint PCS...............................................         90,188
  9,392 United States West, Inc..................................        606,958
                                                                    ------------
                                                                      15,340,522
                                                                    ------------
        Thrift--0.3%
  1,000 Golden West Financial Corp. .............................         91,688
 10,913 Washington Mutual, Inc...................................        416,740
                                                                    ------------
                                                                         508,428
                                                                    ------------
        Tobacco--0.1%
  3,400 UST, Inc.................................................        118,575
                                                                    ------------
        Total Common Stock
         (Identified Cost $96,691,492)...........................    185,014,039
                                                                    ------------

    Face
   Amount                                                           Value (a)

 $2,054,000 Repurchase Agreement with State Street Corp. dated
             12/31/1998 at 4.00% to be repurchased at $2,054,913
             on 1/04/1999 collateralized by $1,540,000 U.S.
             Treasury Bond 8.125% due 8/15/2019 with a value of
             $2,099,453.........................................   $  2,054,000
                                                                   ------------
            Total Short Term Investment
             (Identified Cost $2,054,000).......................      2,054,000
                                                                   ------------
            Total Investments--100.4%
             (Identified Cost $98,745,492)(b)...................    187,068,039
            Other assets less liabilities.......................      (789,808)
                                                                   ------------
            Total Net Assets--100%..............................   $186,278,231
                                                                   ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At December 31, 1998 the net unrealized appreciation on investments based on cost of $98,888,507 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 90,403,877
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............    (2,224,345)
                                                                   ------------
   Net unrealized appreciation...................................  $ 88,179,532
                                                                   ============

(c) Non-income producing security.

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Stock Index Series)

Statement of Assets & Liabilities         Statement of Operations
December 31, 1998                         Year Ended December 31, 1998



Assets
 Investments at value.................................             $187,068,039
 Cash.................................................                    2,974
 Receivable for:
 Fund shares sold.....................................                  237,913
 Securities sold......................................                1,381,671
 Dividends and interest...............................                  193,788
 Foreign taxes........................................                      788
                                                                   ------------
                                                                    188,885,173
Liabilities
 Payable for:
 Securities purchased.................................  $2,361,408
 Fund shares redeemed.................................     116,916
 Withholding taxes....................................          15
 Accrued expenses:
 Management fees......................................      38,050
 Deferred trustees' fees..............................      68,986
 Other expenses.......................................      21,567
                                                        ----------
                                                                      2,606,942
                                                                   ------------
                                                                   $186,278,231
                                                                   ============
Net Assets
 Net Assets consist of:
 Capital paid in......................................             $ 97,217,861
 Overdistributed net investment
  income..............................................                   (1,334)
 Accumulated net realized gains (losses)..............                  739,157
 Unrealized appreciation (depreciation) on
  investments.........................................               88,322,547
                                                                   ------------
Net Assets............................................             $186,278,231
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($186,278,231 divided by 948,805 shares of beneficial
 interest)............................................             $     196.33
                                                                   ============
Identified cost of investments........................             $ 98,745,492
                                                                   ============

Investment Income
 Dividends.............................................           $ 2,242,316(a)
 Interest..............................................                91,547
                                                                  -----------
                                                                    2,333,863
Expenses
 Management fees.......................................  $381,940
 Trustees' fees and expenses...........................    28,747
 Custodian.............................................    79,451
 Audit and tax services................................    12,888
 Legal.................................................     9,295
 Printing..............................................    41,119
 Insurance.............................................     4,150
 Miscellaneous.........................................     3,950
                                                         --------
  Total expenses.......................................               561,540
                                                                  -----------
Net investment income..................................             1,772,323
Realized and Unrealized Gain (Loss) on Investments
 Realized gain (loss) on:
 Investments--net......................................             1,822,491
 Unrealized appreciation (depreciation) on:
 Investments--net......................................            34,683,663
                                                                  -----------
Net gain (loss) on investment transactions.............            36,506,154
                                                                  -----------
Net Increase (Decrease) in Net Assets from Operations..           $38,278,477
                                                                  ===========

(a)Net of foreign taxes of: $13,113

                See accompanying notes to financial statements.
56

New England Zenith Fund
(Westpeak Stock Index Series)

Statement of Changes in Net Assets



                                                      Year Ended    Year Ended
                                                     December 31,  December 31,
                                                         1997          1998
                                                     ------------  ------------
From Operations....................................
 Net investment income.............................  $  1,474,760  $  1,772,323
 Net realized gain (loss) on investments...........       327,190     1,822,491
 Unrealized appreciation (depreciation) on
  investments......................................    26,442,859    34,683,663
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.    28,244,809    38,278,477
                                                     ------------  ------------
From Distributions to Shareholders
 Net investment income.............................    (1,486,184)   (1,781,029)
 Net realized gain on investments..................      (619,246)     (965,891)
                                                     ------------  ------------
                                                       (2,105,430)   (2,746,920)
                                                     ------------  ------------
From Capital Shares Transactions
 Proceeds from sale of shares......................    41,747,560    63,090,085
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........     1,486,184     1,781,029
 Distributions from net realized gain..............       619,246       965,891
                                                     ------------  ------------
                                                       43,852,990    65,837,005
 Cost of shares redeemed...........................   (24,172,689)  (41,673,859)
                                                     ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions.......................    19,680,301    24,163,146
                                                     ------------  ------------
 Total increase (decrease) in net assets...........    45,819,680    59,694,703
Net Assets
 Beginning of the year.............................    80,763,848   126,583,528
                                                     ------------  ------------
 End of the year...................................  $126,583,528  $186,278,231
                                                     ============  ============
Undistributed (overdistributed) Net Investment
 Income
 Beginning of the year.............................  $      8,445  $      7,372
                                                     ============  ============
 End of the year...................................  $      7,372  $     (1,334)
                                                     ============  ============
Number of Shares of the Fund:
 Issued from the sale of shares....................       294,863       362,065
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........         9,711         9,000
 Distributions from net realized gain..............         4,056         4,886
                                                     ------------  ------------
                                                          308,630       375,951
 Redeemed..........................................      (171,087)     (239,835)
                                                     ------------  ------------
 Net change........................................       137,543       136,116
                                                     ============  ============

Financial Highlights

                                          Year Ended December 31,
                                 ---------------------------------------------
                                  1994     1995     1996      1997      1998
                                 -------  -------  -------  --------  --------
Net Asset Value, Beginning of
 Year........................... $ 76.48  $ 75.35  $100.09  $ 119.62  $ 155.76
                                 -------  -------  -------  --------  --------
Income From Investment
 Operations
 Net Investment Income..........    1.80     1.88     1.91      1.86      1.92
 Net Realized and Unrealized
  Gain (Loss) on Investments....   (0.92)   25.89    20.58     36.95     41.60
                                 -------  -------  -------  --------  --------
 Total From Investment
  Operations....................    0.88    27.77    22.49     38.81     43.52
                                 -------  -------  -------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income.............   (1.82)   (1.85)   (1.93)    (1.86)    (1.91)
 Distributions From Net Realized
  Capital Gains.................   (0.16)   (1.18)   (1.03)    (0.67)    (1.04)
 Distributions in Excess of Net
  Realized Capital Gains........    0.00     0.00     0.00     (0.14)     0.00
 Distributions From Paid-in
  Capital.......................   (0.03)    0.00     0.00      0.00      0.00
                                 -------  -------  -------  --------  --------
 Total Distributions............   (2.01)   (3.03)   (2.96)    (2.67)    (2.95)
                                 -------  -------  -------  --------  --------
Net Asset Value, End of Year.... $ 75.35  $100.09  $119.62  $ 155.76  $ 196.33
                                 =======  =======  =======  ========  ========
Total Return (%)................     1.1     36.9     22.5      32.5      27.9
Ratio of Operating Expenses to
 Average Net Assets (%).........    0.33     0.40     0.40      0.40      0.37
Ratio of Net Investment Income
 to Average Net Assets (%)......    2.59     2.20     1.84      1.41      1.16
Portfolio Turnover Rate (%).....       2        5        4         3         3
Net Assets, End of Year (000)... $37,164  $58,671  $80,764  $126,584  $186,278
The ratios of expenses to
 average net assets without
 giving effect to the voluntary
 expense agreement described in
 Note 4 to the Financial
 Statements would have been (%).      --     0.54     0.50      0.43        --

                See accompanying notes to financial statements.

Loomis Sayles Balanced Series
Portfolio Managers: Tricia H. Mills, Tom Kolefas, John Hyll, Barr Segal and Meri Anne Beck
Loomis, Sayles & Company, L.P.

(PHOTO OF TRICIA MILLS APPEARS HERE)
(PHOTO OF BARR SEGAL APPEARS HERE)

(PHOTO OF JOHN HYLL APPEARS HERE)
(PHOTO OF TOM KOLEFAS APPEARS HERE)

(PHOTO OF MERI ANNE BECK APPEARS HERE)

Q. Please tell us about the performance of Loomis Sayles Balanced Series over the past year.

A. For the twelve months ended December 31, 1998, the Balanced Series had a total return of 9.1% (based on net asset value). The Series underperformed the Lipper Variable Products Balanced Fund Average/7/ which returned 14.9% over the same period.

Q. What was the investment environment like and how did you respond during this period?

A. Large capitalization growth stocks drove the popular market averages to double digit returns again in 1998. Repeating a four year pattern, returns on most individual stocks failed to reflect strong gains seen in the broader in-dices. As an example of the very narrow range of stocks that defined perfor-mance, just ten stocks out of 500--the ten largest in the S&P 500/25/--ac-counted for nearly half of that Index's return last year. In addition, sharp drops and recoveries were more frequent than we have seen in several years, as the investment mood swung from near euphoria to anxious unease. Behind this volatility was the same question that caused so much uncertainty in 1997:
Would upheavals in Asia and elsewhere take a severe toll on corporate earnings in the United States? That concern applied not only to exporters whose sales were directly affected by weak economies and falling currency values overseas, but also to manufacturers and others whose pricing might be undercut by low cost and competitive imports.

Soon, anxiety grew that a drop in corporate profits was imminent. In fact, several companies alerted analysts that their optimistic earnings forecast might need to be revised. But a decline in interest rates gave the market a solid underpinning and investors planned on continued economic expansion.

Q. Given this environment, what was your equity strategy over the year?

A. Early in 1998 we positioned the Series to emphasize cyclical sectors, in-cluding basic industries like chemicals and industrial companies, and consumer cyclicals, because of the attractive valuations relative to the market. By cy-clical companies we mean are those whose fortunes rise and fall with swings in the nation's economy.

As the year evolved and the corporate earnings outlook began to deteriorate, we cut back exposure to cyclical industries and built up the Series' holdings in consumer staples as well as financial and energy stocks. Staple industries supply services or products that are in relatively constant demand regardless of economic ups and downs, such as food and health care.

In view of the uncertain economic climate overseas, we added positions in the retail industries. In our view, retailers seemed well insulated from foreign economic problems; nearly all of their revenues originate domestically. More-over, retailing is a natural beneficiary of the nation's sustained low unem-ployment rate and resulting high levels of consumer confidence.

For most of the year, the Series' asset allocation--the way it is divided be-tween stocks and bonds--remained fairly stable at 60% stocks/40% bonds.

Q. What were the principal factors affecting equity performance?

A. It was a difficult year for our value-focused investment style. With in-vestors focused on a few large-cap growth stocks, other sectors, including value orientated areas where the Series concentrates, were largely neglected. Nevertheless, the Series benefited from its commitment in the regional Bell companies. Ameritech, Bell Atlantic, Bell South, and SBC Communications posted impressive gains for the year. Investment by the

Series in the technology sector also produced solid gains. Individual stocks such as IBM, Sun Microsystems and Gateway 2000, were the Series major contrib-utors in this sector.

Performance suffered principally because our investment style excludes very high-priced stocks like those that dominated the market activity this past year. Investments in energy and oil-related sectors also were disappointing, due in part to the falling oil prices worldwide.

Q. What was the environment like for the fixed-income segment of the Series and how did you respond?

A. Most bond markets were extremely volatile last year, as shifting economic news had investors rapidly shifting from one sector to another. The year began relatively quietly, with fairly narrow differences between yields--known as spreads--on quality corporate bonds and those on U.S. Government issues. Nar-row spreads generally signal confidence in the outlook for corporate bonds. But when confidence evaporated in the second and third quarters of 1998, in-vestors sold corporates and fled to the relative safety of Treasury securi-ties. This "flight to quality" was triggered by the default of Russia on it sovereign debt. All debt tied to emerging markets quickly became so suspect that there were essentially no buyers in the sector. Investors moved out of U.S. corporate issues for fear that deflation--falling prices and sinking profits--and possible recession would invade the U.S. economy from overseas.

After the Federal Reserve Board's three cuts in short-term interest rates last Fall, investors began returning to corporate bonds; spreads again narrowed and performance improved in many sectors. At year-end, bond markets fell back slightly, as low unemployment and other indicators suggested that economic growth would persist, at least for a time. Strong growth tends to raise con-cerns over rekindled inflation, a development that could undermine the values of fixed-income assets.

The bond portion of the Series benefited from our decision to avoid all emerg-ing market debt and to concentrate on Treasury securities and high quality U.
S. corporate bonds. Early in 1998 we reduced exposure to corporate issues be-cause they were expensive compared to Treasury securities. To add potential impetus to our Treasury purchases, we extended duration of that part of the portfolio. (Duration is a measure of a portfolio's sensitivity to changes in interest rates.) By year-end we had changed emphasis, taking advantage of at-tractive prices among quality corporate bonds. These purchases built the Se-ries' corporate position to 60% of the fixed-income portfolio, well above the sector's 25% representation in the Lehman Brothers Corporate Bond Index and indicative of the positive prospects we foresee for these bonds.

Q. What is the current outlook for 1999?

A. We expect the U.S. economy to decelerate--growth will be slower than in re-cent years. Although we do not anticipate recession, we believe that the re-strained economic environment will make it difficult for companies to raise prices, allowing only modest profit growth. Furthermore, the impact of uncer-tainties abroad has yet to be fully felt here, in our opinion. As a result, more companies may experience difficulties living up to analysts' expecta-tions.

On the equity side, we believe our value style approach is appropriate to the economic scenario that we expect for 1999. We may have seen the peak of outperformance of growth stocks over value stocks for this market cycle, as economics inevitably dictate more rational pricing. If we are correct, the Se-ries is positioned to benefit from its basic orientation as investors turn their attention to value stocks.

A slowing but non-recessionary economic outlook is also good for bonds. We an-ticipate rates to will stay low--there is little need to fear rate hikes in a decelerating economy. Currently, corporate balance sheets are generally healthy. We believe consumer spending must slow soon, as individual expendi-tures are too high for available income. A drop in manufacturing employment because of price competition from Asia should be offset by an upswing in serv-ice sector jobs, including technology, keeping unemployment low.

                             [GRAPH APPEARS HERE]

          Date      Balanced Series         S&P 500             Leh/Gov't Corp.
        10/31/94       $10,000              $10,000                $10,000
        12/31/94       $ 9,990              $ 9,794                $10,048
        12/31/95       $12,467              $13,461                $11,981
        12/31/96       $14,575              $16,552                $12,328
        12/31/97       $16,933              $22,055                $13,015
        12/31/98       $18,476              $28,345                $14,814

 Average Annual Total Return
                                                                 Lipper Variable
                    Balanced                      Lehman          Balanced Fund
                     Series    S&P 500/25/   Government/Corp./3/    Average/7/

         1 year        9.1%        28.7%            9.5%               14.9%
        3 years       14.0         28.3             7.3                15.5
Since Inception       15.9         28.4             9.9                n/a

                                          X    Fund Facts

                                          Goal: Reasonable long-term
                                          investment return from a
                                          combination of long-term capital
                                          appreciation and moderate current
                                          income.
                                          Start date: October 31, 1994
                                          Size: $191 million as of
                                          December 31, 1998
                                          Managers: Tricia H. Mills, Barr
                                          Segal, John Hyll Tom Kolefas and
                                          Meri Anne Beck serve as portfolio
                                          managers of Loomis Sayles Balanced
                                          Series. Ms. Mills, Mr. Hyll and Ms.
                                          Beck have served as portfolio
                                          managers since the Series
                                          inception. Mr. Segal has served as
                                          portfolio manager of the Series
                                          since July 1996. Mr. Kolefas joined
                                          the management of the Series in
                                          September 1998.
                                                           [GRAPH APPEARS HERE]

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Loomis Sayles Balanced Series)

Investments as of December 31, 1998

Common Stocks--61.3% of Total Net Assets



 Shares                                                              Value (a)

        Aerospace/Defense--2.1%
 30,300 Northrop Grumman Corp. ..................................   $  2,215,688
 35,000 Sundstrand Corp. ........................................      1,815,625
                                                                    ------------
                                                                       4,031,313
                                                                    ------------

        Airlines--0.8%
 25,200 AMR Corp. ...............................................      1,496,250
                                                                    ------------

        Auto & Related--1.4%
 24,500 Ford Motor Co. ..........................................      1,437,844
 19,600 Magna International, Inc. ...............................      1,215,200
                                                                    ------------
                                                                       2,653,044
                                                                    ------------

        Banks--7.6%
 26,274 BankAmerica Corp. .......................................      1,579,724
 19,800 Chase Manhattan Corp. ...................................      1,347,637
 35,000 Citigroup, Inc. .........................................      1,732,500
 74,700 Fleet Financial Group Inc. ..............................      3,338,156
 38,200 National City Corp. .....................................      2,769,500
 22,500 PNC Bank Corp. ..........................................      1,217,812
 62,300 Wells Fargo Co. .........................................      2,488,106
                                                                    ------------
                                                                      14,473,435
                                                                    ------------

        Building & Related--3.0%
 30,900 Black & Decker Corp. ....................................      1,732,331
 53,100 Leggett & Platt, Inc. ...................................      1,168,200
 43,100 Masco Corp. .............................................      1,239,125
 23,700 Philips Electronics NV (ADR).............................      1,604,194
                                                                    ------------
                                                                       5,743,850
                                                                    ------------

        Chemicals/Major--1.0%
 90,400 Crompton & Knowles Corp. ................................      1,870,150
                                                                    ------------

        Chemicals/Specialty--1.4%
 59,800 Solutia Inc. ............................................      1,338,025
 87,600 W.R. Grace & Co. ........................................      1,374,225
                                                                    ------------
                                                                       2,712,250
                                                                    ------------

        Computer Hardware--2.9%
 21,100 Hewlett Packard Co. .....................................      1,441,394
 21,600 International Business Machines..........................      3,990,600
                                                                    ------------
                                                                       5,431,994
                                                                    ------------

        Consumer--Jewelry/Novelties/Gifts--0.5%
 23,700 American Greetings Corp. ................................        973,181
                                                                    ------------

        Electric Companies--2.0%
 44,600 CMS Energy Corp. ........................................      2,160,312
 29,700 Energy East Corp. .......................................      1,678,050
                                                                    ------------
                                                                       3,838,362
                                                                    ------------


 Shares                                                              Value (a)

        Electronics--1.1%
 40,700 Raytheon Co. ............................................   $  2,167,275
                                                                    ------------

        Entertainment--1.5%
 46,600 Time Warner, Inc. .......................................      2,892,113
                                                                    ------------

        Financial--Consumer Diversified--5.3%
 41,200 Associates First Capital Corp. ..........................      1,745,850
 40,700 CIT Group, Inc. .........................................      1,294,769
 48,000 Corrections Corp. of America.............................        846,000
 39,900 Federal Home Loan Mortgage Corp. ........................      2,571,056
 23,500 Federal National Mortgage Association....................      1,739,000
 41,400 Reliastar Financial Corp. ...............................      1,909,575
                                                                    ------------
                                                                      10,106,250
                                                                    ------------

        Drugs--Healthcare--0.7%
 27,100 Abbott Laboratories......................................      1,327,900
                                                                    ------------

        Electric Companies--1.8%
 27,700 Pinnacle West Capital Corp. .............................      1,173,787
 49,200 Texas Utilities Co. .....................................      2,297,025
                                                                    ------------
                                                                       3,470,812
                                                                    ------------

        Health Care--Services--1.9%
 59,300 Tenet Healthcare Corp. ..................................      1,556,625
 24,100 Wellpoint Health Networks, Inc. .........................      2,096,700
                                                                    ------------
                                                                       3,653,325
                                                                    ------------

        Household Products--0.9%
 11,000 American Home Products Corp. ............................        619,437
 26,500 Newell Co. ..............................................      1,093,125
                                                                    ------------
                                                                       1,712,562
                                                                    ------------

        Insurance--2.4%
 70,300 ACE, Ltd. ...............................................      2,420,956
 27,900 Allstate Corp. ..........................................      1,077,637
 25,600 Everest Reinsurance Holdings, Inc. ......................        996,800
                                                                    ------------
                                                                       4,495,393
                                                                    ------------

        Investment Banking/Broker/Management--0.8%
 38,800 Paine Webber Group, Inc. ................................      1,498,650
                                                                    ------------

        Leisure Time--1.1%
 60,100 Hasbro Inc. .............................................      2,171,112
                                                                    ------------

        Machinery--0.5%
 24,900 Deere & Co. .............................................        824,812
                                                                    ------------


                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Balanced Series)

Investments as of December 31, 1998

Common Stocks--(Continued)                Medium & Long Term Bonds & Notes--
                                          35.2%




 Shares                                                          Value (a)

        Natural Gas--0.8%
 27,600 Columbia Energy Group................................   $  1,593,900
                                                                ------------

        Oil & Gas/Major Integrated--4.2%
 25,110 British Petroleum plc (ADR)..........................      2,385,450
 20,900 Conoco, Inc. ........................................        436,287
 34,500 Exxon Corp. .........................................      2,522,813
 38,200 Royal Dutch Petroleum Co. (ADR)......................      1,828,825
 29,700 USX Marathon Group...................................        894,712
                                                                ------------
                                                                   8,068,087
                                                                ------------

        Oil & Gas/Refining/Marketing--0.8%
 60,700 Tosco Corp. .........................................      1,570,612
                                                                ------------

        Paper & Forest Products--0.4%
 14,500 Georgia Pacific Corp. ...............................        849,156
                                                                ------------

        Photography/Imaging--1.3%
 21,500 Xerox Corp. .........................................      2,537,000
                                                                ------------

        Retail/General--1.4%
 38,200 Federated Department Stores, Inc. ...................      1,664,088
 63,600 K Mart Corp. ........................................        973,875
                                                                ------------
                                                                   2,637,963
                                                                ------------

        Retail/Specialty--1.9%
 35,200 Office Depot, Inc. ..................................      1,300,200
 77,000 TJX Companies, Inc. .................................      2,233,000
                                                                ------------
                                                                   3,533,200
                                                                ------------

        Retail--Food & Drug--0.9%
 29,100 Kroger Co.(c)........................................      1,760,550
                                                                ------------

        Telephone--6.9%
 52,300 Ameritech Corp. .....................................      3,314,512
 47,400 Bell Atlantic Corp. .................................      2,512,200
 77,800 BellSouth Corp. .....................................      3,880,275
 17,800 GTE Corp. ...........................................      1,157,000
 40,100 SBC Communications, Inc. ............................      2,150,368
                                                                ------------
                                                                  13,014,355
                                                                ------------

        Telephone/Long Distance--0.7%
 15,600 Sprint Corp. ........................................      1,312,350
                                                                ------------

        Tobacco--0.8%
 44,900 UST, Inc. ...........................................      1,565,887
                                                                ------------

        Waste Management--0.5%
 19,100 Waste Management, Inc. ..............................        890,537
                                                                ------------
        Total Common Stocks
         (Identified Cost $101,765,154)......................    116,877,630
                                                                ------------

    Face
   Amount                                                            Value (a)

             Banks--0.8%
 $ 1,280,000 Mellon Bank N.A.,
              7.000%, 03/15/06...................................   $  1,374,835
      50,000 Norwest Corp., 7.650%, 3/15/05......................         54,758
                                                                    ------------
                                                                       1,429,593
                                                                    ------------
             Consumer--4.1%
   1,325,000 Amerco, Inc., 7.85%, 05/15/03.......................      1,438,751
   1,995,000 Coca Cola Enterprises, Inc.
              6.750%, 1/15/38....................................      2,054,930
     880,000 Dell Computer Corp.,
              6.550%, 04/15/08...................................        895,189
   1,100,000 Dillards, Inc., 6.43%, 08/01/04.....................      1,119,976
     950,000 FMC Corp., 7.125%, 11/25/02.........................        954,835
     600,000 Northwest Airlines,
              8.375%, 03/15/04...................................        587,406
     760,000 Royal Caribbean Cruises Line,
              7.500%, 10/15/27...................................        731,682
                                                                    ------------
                                                                       7,782,769
                                                                    ------------
             Cyclical--1.0%
     740,000 USX Marathon, 8.500%, 3/01/23.......................        816,042
   1,100,000 Carnival Corp., 7.050%, 5/15/05.....................      1,157,024
                                                                    ------------
                                                                       1,973,066
                                                                    ------------
             Energy--2.4%
     125,000 Coastal Corp., 8.125%, 9/15/02......................        134,167
   1,040,000 Kerr McGee, 6.625%, 10/15/07........................      1,104,844
     790,000 Liberty Property L.P.
              6.950%, 12/01/06...................................        742,031
   1,250,000 Occidental Petroleum Corp.,
              6.434%, 04/01/03...................................      1,268,775
   1,230,000 Tosco Corp., 7.625%, 5/15/26........................      1,312,570
                                                                    ------------
                                                                       4,562,387
                                                                    ------------
             Equipment Trust--0.0%
      25,000 American Airlines,
              10.180%, 1/02/13...................................         31,043
                                                                    ------------
             Finance--1.5%
   1,180,000 Household Finance Corp.,
              6.500%, 11/15/08...................................      1,227,814
   1,130,000 Provident Cos., 6.375%, 07/15/05....................      1,160,137
     520,000 Sears Roebuck Acceptance Corp.,
              6.95%, 05/15/02....................................        542,095
                                                                    ------------
                                                                       2,930,046
                                                                    ------------
             Service--2.2%
     300,000 La Quinta Inns, Inc.,
              7.400%, 9/15/05....................................        297,000

                See accompanying notes to financial statements.
62

New England Zenith Fund
(Loomis Sayles Balanced Series)

Investments as of December 31, 1998

Medium & Long Term Bonds & Notes--(Continued)



    Face
   Amount                                                           Value (a)

             Service--(Continued)
 $   535,000 Lowen Group International, Inc.
              7.750%, 10/15/01..................................   $    458,613
   1,180,000 MGM Grand, Inc.,
              6.875%, 02/06/08..................................      1,081,128
     100,000 Secured Finance, 9.050%, 12/15/04..................        114,370
   1,500,000 Tricon Global Restaurants, Inc.,
              7.450%, 05/15/05..................................      1,545,120
     680,000 U.S. West Capital Funding, Inc., 6.250%, 07/15/05..        703,304
                                                                   ------------
                                                                      4,199,535
                                                                   ------------
             Gas Utilities--0.9%
   1,650,000 K.N. Energy, Inc., 6.650%, 3/01/05.................      1,639,968
                                                                   ------------
             Government Agency--13.7%
   3,605,000 United States Treasury Notes,
              6.500%, 8/15/05...................................      3,962,111
     500,000 United States Treasury Notes,
              5.625%, 2/15/06...................................        527,345
   2,050,000 United States Treasury Notes,
              7.000%, 7/15/06...................................      2,334,109
   3,290,000 United States Treasury Notes,
              6.625%, 5/15/07...................................      3,699,704
   4,870,000 United States Treasury Notes,
              6.125%, 8/15/07...................................      5,318,965
   9,800,000 United States Treasury Stripped Bond,
              Zero Coupon, 02/15/09.............................      5,909,008
   1,300,000 United States Treasury Bonds,
              10.375%, 11/15/12.................................      1,793,597
   1,100,000 United States Treasury Bonds,
              9.125%, 5/15/18...................................      1,591,216
   1,000,000 United States Treasury Bonds,
              6.500%, 11/15/26..................................      1,162,810
                                                                   ------------
                                                                     26,298,865
                                                                   ------------
             Manufacturing--1.0%
     260,000 Philips Electronics NV,
              7.250%, 8/15/13...................................        270,709
     670,000 Raytheon Co., 6.300%, 03/15/05.....................        686,743
     700,000 Textron Inc., 6.625%, 11/15/07.....................        737,044
     200,000 Tektronix, Inc., 7.625%, 8/15/02...................        207,308
                                                                   ------------
                                                                      1,901,804
                                                                   ------------
             Mortgage--3.3%
   1,076,032 Federal Home Loan Bank,
              6.000%, 8/15/22...................................      1,059,892
   1,306,800 Federal Home Loan Bank,
              6.000%, 12/01/27..................................      1,290,870
     620,000 Federal National Mortgage Association, 6.000%,
              2/25/24...........................................        615,951

    Face
   Amount                                                           Value (a)

 $ 1,162,833 Federal National Mortgage Association, 6.000%,
              3/01/28...........................................   $  1,147,565
   2,193,217 Federal National Mortgage Association, 6.000%,
              4/01/28...........................................      2,164,420
                                                                   ------------
                                                                      6,278,698
                                                                   ------------
             Other Finance--2.2%
     225,000 Bankers Trust N.Y. Corp.,
              7.625%, 08/15/05..................................        238,401
   1,040,000 Bear Stearns Cos., Inc.,
              6.750%, 12/15/07..................................      1,080,539
     260,000 Dean Witter Discover & Co.,
              6.750%, 1/01/16...................................        262,829
     200,000 Donaldson Lufkin & Jennrette, Inc., 6.875%,
              11/01/05..........................................        208,785
     200,000 Lehman Brothers Holdings, Inc.,
              7.360%, 12/15/03..................................        206,926
     440,000 National Health Investors, Inc.,
              7.300%, 07/16/07..................................        484,832
     280,000 Oasis Residential, Inc.,
              7.000%, 11/15/03..................................        280,078
     840,000 Prologis Trust, 7.050%, 07/15/06...................        819,630
     145,000 Salomon, Inc., 7.500%, 2/01/03.....................        153,098
     480,000 Salomon, Inc., 7.000%, 3/15/04.....................        501,451
                                                                   ------------
                                                                      4,236,569
                                                                   ------------
             Telephone--0.5%
     950,000 Sprint Spectrum L.P.,
              0/12.500%, 08/15/06(d)............................        864,500
                                                                   ------------
             Transportation--1.6%
     100,000 American Airlines, 10.290%, 03/08/21...............        128,688
   1,400,000 Federal Express Corp.,
              7.020%, 1/15/16...................................      1,436,182
     460,000 Norfolk Southern Corp.,
              7.050%, 05/01/37..................................        501,736
     960,000 Royal Caribbean Cruises Line,
              7.000%, 10/15/07..................................        961,334
                                                                   ------------
                                                                      3,027,940
                                                                   ------------
             Total Bonds & Notes
              (Identified Cost $65,124,482).....................     67,156,783
                                                                   ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Balanced Series)

Investments as of December 31, 1998

Short-Term Investments--3.0%



    Face
   Amount                                                            Value (a)

 $ 5,674,993 Associates First Cap Corp.,
              5.000%, 01/04/99...................................   $  5,674,993
                                                                    ------------
             Total Short-Term Investments
              (Identified Cost $5,674,993).......................      5,674,993
                                                                    ------------
             Total Investments--99.5%
              (Identified Cost $172,564,629)(b)..................    189,709,406
             Other assets less liabilities.......................        867,654
                                                                    ------------
             Total Net Assets--100%..............................   $190,577,060
                                                                    ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information: At December 31, 1998 the net unrealized appreciation on investments based on cost of $172,570,554 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 20,958,523
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............    (3,819,671)
                                                                   ------------
   Net unrealized appreciation...................................  $ 17,138,852
                                                                   ============

(c) Non-income producing security.
(d) Step Bond: Coupon rate is zero or below market for an initial period and then increased to a higher coupon rate at a specified date.

  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
        (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.
64

New England Zenith Fund
(Loomis Sayles Balanced Series)

Statement of Assets & Liabilities         Statement of Operations
December 31, 1998                         Year Ended December 31, 1998



Assets
 Investments at value...................................           $189,709,406
 Receivable for:
 Fund shares sold.......................................                616,280
 Securities sold........................................                446,899
 Dividends and interest.................................              1,131,177
 Unamortized organization expense.......................                  1,666
                                                                   ------------
                                                                    191,905,428
Liabilities
 Payable for:
 Securities purchased...................................  $690,945
 Fund shares redeemed...................................   494,462
 Withholding taxes......................................     3,465
 Accrued expenses:
 Management fees........................................   109,779
 Deferred trustees' fees................................     4,433
 Other expenses.........................................    25,284
                                                          --------
                                                                      1,328,368
                                                                   ------------
                                                                   $190,577,060
                                                                   ============
Net Assets
 Net Assets consist of:
 Capital paid in........................................           $172,690,097
 Undistributed net investment income....................                 16,938
 Accumulated net realized gains (losses)................                725,194
 Unrealized appreciation (depreciation) on investments
  and foreign currency..................................           17,144,831
                                                                   ------------
Net Assets..............................................           $190,577,060
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($190,577,060 divided by 12,286,960   shares of
 beneficial interest)...................................           $      15.51
                                                                   ============
Identified cost of investments..........................           $172,564,629
                                                                   ============

Investment Income
 Dividends..............................................          $ 1,342,333(a)
 Interest...............................................            4,450,732
                                                                  -----------
                                                                    5,793,065
Expenses
 Management fees.......................................$1,144,390
 Deferred expense reimbursement........................    62,746
 Trustees' fees and expenses...........................    14,635
 Custodian.............................................    61,423
 Audit and tax services................................    19,827
 Legal.................................................    10,183
 Printing..............................................    22,462
 Insurance.............................................     2,011
 Amortization of organization expenses.................     4,586
 Miscellaneous.........................................     4,027
                                                       ----------
  Total expenses.......................................             1,346,290
                                                                  -----------
Net investment income..................................             4,446,775
Realized and Unrealized Gain
 (Loss) on Investments and
 Foreign Currency Transactions
 Realized gain (loss) on:
 Investments--net...................................... 3,801,920
                                                       ----------
 Unrealized appreciation
  (depreciation) on:
 Investments--net...................................... 6,024,322
 Foreign currency transactions--net....................        43
                                                       ----------
  Total unrealized appreciation
   (depreciation) on investments
   and foreign currency
   transactions........................................ 6,024,365
                                                       ----------
Net gain (loss) on investment
 transactions..........................................             9,826,285
                                                                  -----------
Net Increase (Decrease) in Net
 Assets from Operations................................           $14,273,060
                                                                  ===========

(a) Net of foreign taxes of: $17,141

                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Balanced Series)

Statement of Changes in Net Assets



                                                      Year Ended    Year Ended
                                                     December 31,  December 31,
                                                         1997          1998
                                                     ------------  ------------
From Operations
 Net investment income.............................  $  2,423,147  $  4,446,775
 Net realized gain (loss) on investments...........     5,050,034     3,801,920
 Unrealized appreciation (depreciation) on
  investments and foreign currency transactions....     5,612,032     6,024,365
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.    13,085,213    14,273,060
                                                     ------------  ------------
From Distributions to Shareholders
 Net investment income.............................    (2,381,795)   (4,483,422)
 Net realized gain on investments..................    (4,984,089)   (3,664,526)
                                                     ------------  ------------
                                                       (7,365,884)   (8,147,948)
                                                     ------------  ------------
From Capital Shares Transactions
 Proceeds from sale of shares......................    86,766,541    85,422,334
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........     2,381,795     4,483,422
 Distributions from net realized gain..............     4,984,089     3,664,526
                                                     ------------  ------------
                                                       94,132,425    93,570,282
 Cost of shares redeemed...........................   (20,933,471)  (46,561,460)
                                                     ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions.......................    73,198,954    47,008,822
                                                     ------------  ------------
 Total increase (decrease) in net assets...........    78,918,283    53,133,934
Net Assets
 Beginning of the year.............................    58,524,843   137,443,126
                                                     ------------  ------------
 End of the year...................................  $137,443,126  $190,577,060
                                                     ============  ============
Undistributed Net Investment Income
 Beginning of the year.............................  $     10,566  $     51,774
                                                     ============  ============
 End of the year...................................  $     51,774  $     16,938
                                                     ============  ============
Number of Shares of the Fund:
 Issued from the sale of shares....................     5,865,131     5,541,843
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........       161,887       290,551
 Distributions from net realized gain..............       337,428       237,397
                                                     ------------  ------------
                                                        6,364,446     6,069,791
 Redeemed..........................................    (1,433,106)   (3,032,615)
                                                     ------------  ------------
 Net change........................................     4,931,340     3,037,176
                                                     ============  ============

Financial Highlights

                          October 31, 1994(a)
                                through        Year     Year      Year      Year
                             December 31,      Ended    Ended    Ended     Ended
                                 1994          1995     1996      1997      1998
                          ------------------- -------  -------  --------  --------
Net Asset Value,
 Beginning of Year......        $10.00        $  9.94  $ 11.95  $  13.55  $  14.86
                                ------        -------  -------  --------  --------
Income From Investment
 Operations
 Net Investment Income..          0.05           0.26     0.27      0.28      0.38
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (0.06)          2.20     1.73      1.90      0.97
                                ------        -------  -------  --------  --------
 Total From Investment
  Operations............         (0.01)          2.46     2.00      2.18      1.35
                                ------        -------  -------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.05)         (0.26)   (0.27)    (0.27)    (0.38)
 Distributions From Net
  Realized Capital
  Gains.................          0.00          (0.19)   (0.13)    (0.60)    (0.32)
                                ------        -------  -------  --------  --------
 Total Distributions....         (0.05)         (0.45)   (0.40)    (0.87)    (0.70)
                                ------        -------  -------  --------  --------
Net Asset Value, End of
 Year...................        $ 9.94        $ 11.95  $ 13.55  $  14.86  $  15.51
                                ======        =======  =======  ========  ========
Total Return (%)........          (0.1)(b)       24.8     16.9      16.2       9.1
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85 (c)       0.85     0.85      0.85      0.82
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          4.16 (c)       4.03     3.08      2.79      2.72
Portfolio Turnover Rate
 (%)....................             0 (c)         72       59        60        72
Net Assets, End of Year
 (000)..................        $2,722        $18,823  $58,525  $137,443  $190,577
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          3.73 (c)       1.85     0.99      0.86        --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.
66

Back Bay Advisors Managed Series
Peter W. Palfrey, CFA Back Bay Advisors, L.P.

[PHOTO OF PETER W. PALFREY APPEARS HERE]

Q. How did the Series perform during the year?

A. The Managed Series continued its strong relative and absolute performance during 1998, returning 19.7% (at net asset value) versus 13.4% for the Lipper Variable Products Flexible Portfolio Fund average/8/. The Series' performance was basically in line with an unmanaged composite of 60% of the S&P 500 In-dex/25/ (which returned 28.7% for 1998) and 40% of the Lehman Government/Corporate Bond Index/3/ (which returned 9.5% for 1998) for a blended return of 20.9%. The Series was ranked 14th of 89 funds in its peer group of Lipper Variable Products Flexible Portfolio Funds for 1998, and is ranked 5th for the three year period and 4th for the five year period.

Q. How did you manage the Series during the past year and what affected performance?

A. Global financial turmoil accelerated in the third quarter (particularly in August), taking its cue from the collapse of Russian financial markets--the latest victim of the global liquidity/currency crisis that was first manifested in Thailand over one year ago. Increased global market volatility and investor uncertainty flowed over into the remaining G-7 non-Asian financial markets, causing substantial damage to global equity and credit markets, with a corre-sponding flight to quality (i.e. U.S. Treasuries). However, during the fourth quarter, there was a dramatic reversal of the flight-to-quality trade of the third quarter, as investors reduced U.S. Treasuries and other high quality safe haven investments and began searching for reasonably valued stocks, and in a more measured fashion, fixed income spread markets--markets that had been shunned by investors at any cost just weeks earlier.

I managed the stock allocation between 63% and 68% of the total portfolio dur-ing the 1998, and reduced the stock allocation on several occasions as equity prices breached historically "full" valuation levels. Most recently, the stock portion of the portfolio appreciated from 63.5% in September to 67.5% late in December with the market rebound. However, with stock valuations at new record highs, earnings growth uneven, the near term outlook for Treasury yields and financial market volatility remaining stubbornly high, I shaved the stock allo-cation back to 64.4%--just below my neutral allocation of 65/35 percent stock/bond. Cash proceeds from the stock sale were used to modestly reduce the duration of the bond portfolio and to add to Yankee sovereign exposure. The bond portfolio was managed throughout the year with an overweight position to spread product, providing the portfolio with a substantial yield advantage over U.S. Treasuries. Credit spreads, which widened dramatically during the third quarter on the global liquidity crisis, narrowed sharply during the fourth quarter.

Q. What is your current outlook for the months ahead?

A. The U.S. domestic economy has proved very resilient to the tremendous finan-cial market volatility and economic adversity that has been caused by the suc-cession of emerging market crises over the past year and a half. Meltdowns in Asia, Russia and now Brazil have sent liquidity-driven shock waves through world financial markets and yet, after substantial sell-offs in risk assets (stocks, corporate bonds, yankee bonds and mortgage pass-throughs), investors have returned each time to buy the dip in price. While the unflappable consumer has been instrumental in helping to sustain U.S. economic growth through this period, the cornerstone of market confidence has rested on the Federal Reserve Board's willingness to provide the market with much needed liquidity. This has played a critical role in limiting the damage to financial markets, as hedge funds, investment dealers and other financial institutions were forced to sell losing positions and to de-leverage balance sheets during the second half of 1998. The inflation outlook remains positive at the sub-2% level and the U.S. economy appears to be on track for another year of solid (but not runaway) growth in the 2.5%-3.0% range. Asia also seems to be turning the corner, with the region expected to register positive Gross Domestic Product growth in 1999, after a significant contraction in 1998.

Corporate earnings growth projections have improved from expectations just last fall, but leave little room for financial mishaps, such as the possible adverse effect on the U.S. economy from a more protracted downturn in Latin economies after Brazil's currency devaluation (the largest Latin economy and one of the U.S.'s largest trading partners). Liquidity is cur-rently fueling the strong performance in U.S. (and global) financial markets, with U.S. equity markets, in particular, benefiting in part from investors' fear of missing the next rally. Bond yields are expected to remain range-bound, helping to support high equity market multiples, with any commodity price pressures in upcoming quarters largely mitigated by continued excess global capacity. Therefore, over the near term, I expect that equity market risk premiums will remain at low levels, supporting my neutral benchmark weighting of 65 percent/35 percent stock-bonds, despite full stock valuations.

Clearly, the evolving corporate earnings growth/yield outlook will be critical to maintaining the current allocation of stocks versus bonds. Whereas the overall large-cap growth bias of the stock portfolio has driven performance over the past several years, select large cap value holdings should start to contribute more to the bottom line. Within the fixed income portion of the portfolio, I expect to remain overweight to the credit sector and to maintain a long duration, with further spread contraction from present non-recession wide spreads expected to contribute to above average returns over the next quarters.

                             [CHART APPEARS HERE]

  Date           Zenith Managed Series           S&P 500         Leh/Gov't Corp.
  ----           ---------------------           -------         ---------------
12/31/88               $10,000                  $10,000             $10,000
12/31/89               $11,908                  $13,159             $11,277
12/31/90               $12,291                  $12,749             $12,311
12/31/91               $14,770                  $16,617             $14,112
12/31/92               $15,760                  $17,881             $15,124
12/31/93               $17,439                  $19,675             $16,452
12/31/94               $17,244                  $19,942             $16,134
12/31/95               $22,635                  $27,409             $18,605
12/31/96               $26,039                  $33,686             $19,360
12/31/97               $32,953                  $44,909             $20,884
12/31/98               $39,430                  $57,717             $24,415

 Average Annual Total Return
                                                                Lipper Variable
                                                 Lehman       Flexible Portfolio
                Managed Series  S&P 500/25/  Government/Corp.   Fund Average/8/

         1 year       19.7%        28.7%           9.5%               13.4%
        3 years       20.3         28.3            7.3                15.6
        5 years       17.7         24.1            7.3                13.8
       10 years       14.7         19.2            9.3                14.8
Since Inception       13.3         16.5            9.0                 n/a

                                           X    Fund Facts

                                           Goal: A favorable total return
                                           through investment in diversified
                                           portfolio. The Series' portfolio
                                           is expected to include a mix of
                                           (1) common stocks, (2) notes and
                                           bonds and (3) money market
                                           instruments.

                                           Start date: March 30, 1987

                                           Size: $214 million as of
                                           December 31, 1998

                                           Manager: Peter Palfrey has managed
                                           the Series since January 1994 and
                                           joined Back Bay Advisors in 1993.
                                           Mr. Palfrey also manages several
                                           other fixed income and separate
                                           accounts.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Back Bay Advisors Managed Series)

Investments as of December 31, 1998

Common Stocks--64.4% of Total Net Assets


                See accompanying notes to financial statements.

 Shares                                                              Value (a)

        Aerospace--0.7%
 11,276 Boeing Co. ..............................................   $    367,880
  5,400 Lockheed Martin Corp. ...................................        457,650
 14,600 Rockwell International Corp. ............................        709,013
                                                                    ------------
                                                                       1,534,543
                                                                    ------------

        Air Transportation--0.4%
  5,800 Delta Air Lines, Inc. ...................................        301,600
 22,725 Southwest Airlines Co. ..................................        509,892
                                                                    ------------
                                                                         811,492
                                                                    ------------

        Automobile & Related--0.7%
 16,900 Ford Motor Co. ..........................................        991,819
  4,500 Goodyear Tire & Rubber Co. ..............................        226,969
  7,200 Paccar, Inc. ............................................        296,100
                                                                    ------------
                                                                       1,514,888
                                                                    ------------

        Banks--5.1%
 29,340 Banc One Corp. ..........................................      1,498,174
 25,589 Bank America Corp. ......................................      1,538,539
 10,600 Bankers Trust New York Corp. ............................        905,638
 17,400 Chase Manhattan Corp. New................................      1,184,287
 31,944 Citicorp Group, Inc. ....................................      1,581,228
 10,900 J.P. Morgan & Co., Inc. .................................      1,145,181
 10,000 Republic NY Corp. .......................................        455,625
 62,200 Wells Fargo & Co. .......................................      2,484,112
                                                                    ------------
                                                                      10,792,784
                                                                    ------------

        Business Machines--2.8%
 26,838 Compaq Computer Corp. ...................................      1,125,519
 15,500 Dell Computer Corp. .....................................      1,134,406
 19,800 International Business Machines Corp. ...................      3,658,050
                                                                    ------------
                                                                       5,917,975
                                                                    ------------

        Business Services--0.6%
 28,500 Browning Ferris Industries, Inc. ........................        810,469
  9,200 H & R Block, Inc. .......................................        414,000
                                                                    ------------
                                                                       1,224,469
                                                                    ------------

        Chemicals--1.3%
  8,000 Allied-Signals, Inc. ....................................        354,500
 15,100 E.I. Du Pont de Nemours & Co. ...........................        801,244
 11,000 Great Lakes Chemical Corp. ..............................        440,000
 11,600 Monsanto Co. ............................................        551,000
  7,800 Pitney Bowes, Inc. ......................................        515,288
  5,100 Union Carbide Corp. .....................................        216,750
                                                                    ------------
                                                                       2,878,782
                                                                    ------------


 Shares                                                              Value (a)

        Communication--7.1%
 15,500 Airtouch Communications, Inc. ...........................   $  1,117,937
    600 Ameritech Corp. .........................................         38,025
 39,261 AT&T Co. ................................................      2,954,390
 22,424 Bell Atlantic Corp. .....................................      1,188,472
 32,400 Bellsouth Corp. .........................................      1,615,950
 10,600 GTE Corp. ...............................................        689,000
 12,800 Harris Corp. ............................................        468,800
 17,668 Lucent Technologies, Inc. ...............................      1,943,480
 21,700 MCI Worldcom, Inc. ......................................      1,556,975
 11,900 Northern Telecom, Ltd. ..................................        596,488
 28,274 SBC Communications, Inc. ................................      1,516,193
 23,900 US West, Inc. ...........................................      1,544,537
                                                                    ------------
                                                                      15,230,247
                                                                    ------------

        Conglomerates--0.6%
 11,100 Frontier Corp. ..........................................        377,400
 13,800 Minnesota Mining & Manufacturing Co. ....................        981,525
                                                                    ------------
                                                                       1,358,925
                                                                    ------------

        Construction--0.9%
 18,000 Home Depot, Inc. ........................................      1,101,375
 29,800 Masco Corp. .............................................        856,750
                                                                    ------------
                                                                       1,958,125
                                                                    ------------

        Consumer Durables--2.3%
  7,300 Black & Decker Corp. ....................................        409,256
 43,700 General Electric Co. ....................................      4,460,131
    800 Whirlpool Corp. .........................................         44,300
                                                                    ------------
                                                                       4,913,687
                                                                    ------------

        Containers--0.1%
  6,000 Bemis, Inc. .............................................        227,625
                                                                    ------------

        Data Processing--3.1%
 23,100 Intel Corp. .............................................      2,738,794
 28,700 Microsoft Corp. .........................................      3,980,331
    150 Oracle Systems Corp. ....................................          6,469
                                                                    ------------
                                                                       6,725,594
                                                                    ------------

        Domestic Oil--0.9%
  4,300 Amerada Hess Corp. ......................................        213,925
  5,600 Amoco Corp. .............................................        330,400
  5,400 Atlantic Richfield Co. ..................................        352,350
  7,200 Halliburton Co. .........................................        213,300
  3,601 Sunoco, Inc. ............................................        129,861
  6,200 Tenneco, Inc. ...........................................        211,188
 15,600 Unocal Corp. ............................................        455,325
                                                                    ------------
                                                                       1,906,349
                                                                    ------------


New England Zenith Fund
(Back Bay Advisors Managed Series)

Investments as of December 31, 1998

Common Stocks--(Continued)


                See accompanying notes to financial statements.

 Shares                                                              Value (a)

        Drugs & Medicine--6.2%
 17,600 Abbott Laboratories......................................   $    862,400
 16,100 American Home Products Corp. ............................        906,631
 12,800 Bausch & Lomb, Inc. .....................................        768,000
 17,500 Baxter International, Inc. ..............................      1,125,469
 19,200 Becton Dickinson & Co. ..................................        819,600
 17,000 C.R. Bard, Inc. .........................................        841,500
 12,600 Corning, Inc. ...........................................        567,000
 15,800 Eli Lilly & Co. .........................................      1,404,225
 11,200 Mallinckrodt, Inc. ......................................        345,100
 13,700 Merck & Co., Inc. .......................................      2,023,319
 20,800 Pfizer, Inc. ............................................      2,609,100
 18,400 Schering Plough Corp. ...................................      1,016,600
                                                                    ------------
                                                                      13,288,944
                                                                    ------------

        Electronics--2.3%
 21,400 AMP, Inc. ...............................................      1,114,137
 18,800 Emerson Electric Co. ....................................      1,137,400
 20,000 Hewlett-Packard .........................................      1,366,250
 15,400 Raytheon Co. ............................................        820,050
 14,400 Tektronix, Inc. .........................................        432,900
                                                                    ------------
                                                                       4,870,737
                                                                    ------------

        Energy & Utilities--2.1%
 11,700 Consolidated Edison Co. .................................        618,638
 40,200 Edison International.....................................      1,120,575
 22,000 Pacific Gas & Electric Corp. ............................        693,000
 10,700 Pepco Energy Co. ........................................        445,388
  7,700 Public Service Enterprise Group..........................        308,000
  8,900 Texas Utilities Co. .....................................        415,519
 21,200 Unicom Corp. ............................................        817,525
                                                                    ------------
                                                                       4,418,645
                                                                    ------------

        Energy Raw Materials--0.2%
 27,200 Occidental Petroleum Corp. ..............................        459,000
                                                                    ------------

        Finance--2.1%
 10,400 American Express Co. ....................................      1,063,400
  8,858 Associates First Capital Corp. ..........................        375,358
 21,800 Federal Home Loan Mortgage Corp. ........................      1,404,737
 21,400 Federal National Mortgage Association....................      1,583,600
                                                                    ------------
                                                                       4,427,095
                                                                    ------------

        Food & Agriculture--3.1%
 36,900 Coca Cola Co. ...........................................      2,467,687
 20,450 H. J. Heinz Co. .........................................      1,157,981
 30,700 PepsiCo, Inc. ...........................................      1,256,781
 32,000 Sara Lee Corp. ..........................................        902,000
 30,400 Supervalue, Inc. ........................................        851,200
                                                                    ------------
                                                                       6,635,649
                                                                    ------------


 Shares                                                              Value (a)

        Gas Utilities--0.3%
 14,200 Eastern Enterprises......................................   $    621,250
                                                                    ------------

        Gold--0.1%
  8,900 Barrick Gold Corp. ......................................        173,550
                                                                    ------------

        Insurance--2.5%
 11,500 Aetna Life & Casualty Co. ...............................        904,188
 21,136 Allstate Corp. ..........................................        816,378
 14,400 American General Corp. ..................................      1,123,200
 14,553 American International Group, Inc. ......................      1,406,184
  8,100 CIGNA Corp. .............................................        626,231
  4,600 Loews Corp. .............................................        451,950
                                                                    ------------
                                                                       5,328,131
                                                                    ------------

        International Oil--3.1%
 38,400 Exxon Corp. .............................................      2,808,000
 15,600 Mobil Corp. .............................................      1,359,150
 39,200 Royal Dutch Petroleum Co. (ADR)..........................      1,876,700
  9,600 Texaco, Inc. ............................................        507,600
                                                                    ------------
                                                                       6,551,450
                                                                    ------------

        Leisure--0.2%
 17,000 Brunswick Corp. .........................................        420,750
                                                                    ------------

        Liquor--0.4%
  6,600 Anheuser-Busch Companies, Inc. ..........................        433,125
 11,700 Seagram, Ltd. ...........................................        444,600
                                                                    ------------
                                                                         877,725
                                                                    ------------

        Media--2.2%
 20,100 Cisco Systems, Inc. .....................................      1,865,531
  6,000 Gannett Co., Inc. .......................................        387,000
 15,200 Tele-Communications, Inc., ..............................        840,750
 26,400 Time Warner, Inc. .......................................      1,638,450
                                                                    ------------
                                                                       4,731,731
                                                                    ------------

        Miscellaneous--1.1%
  8,000 American Greetings Corp. ................................        328,500
 10,900 EG & G, Inc. ............................................        303,156
 10,000 IMS Health, Inc. ........................................        754,375
 21,200 Milacron, Inc. ..........................................        408,100
  4,400 Nacco Industries, Inc. ..................................        404,800
  7,926 Newmont Mining Corp. ....................................        143,163
                                                                    ------------
                                                                       2,342,094
                                                                    ------------

        Non-Ferrous Metals--0.5%
 14,000 Aluminum Company of America..............................      1,043,875
                                                                    ------------


New England Zenith Fund
(Back Bay Advisors Managed Series)

Investments as of December 31, 1998

Common Stocks--(Continued)

 Shares                                                              Value (a)

        Office Equipment--0.9%
 15,600 Xerox Corp. .............................................   $  1,840,800
                                                                    ------------

        Optical Photo, Equipment--0.1%
  3,600 Eastman Kodak Co. .......................................        259,200
                                                                    ------------

        Paper & Forest Products--0.8%
  9,900 Burlington Northern Santa Fe.............................        334,125
  3,600 Georgia-Pacific Corp. ...................................        210,825
 19,000 Kimberly Clark Corp. ....................................      1,035,500
  8,400 Westvaco Corp. ..........................................        225,225
                                                                    ------------
                                                                       1,805,675
                                                                    ------------

        Pollution Control--0.2%
  6,887 Waste Management, Inc. ..................................        321,106
                                                                    ------------

        Publishing--0.3%
 12,000 Knight Ridder, Inc. .....................................        613,500
                                                                    ------------

        Railroads & Shipping--0.3%
  5,100 CSX Corp. ...............................................        211,650
 13,500 Norfolk Southern Corp. ..................................        427,781
                                                                    ------------
                                                                         639,431
                                                                    ------------

        Restaurants--0.0%
  3,070 Tricon Global Restaurants, Inc. .........................        153,884
                                                                    ------------

        Retail--3.4%
 19,000 Albertsons, Inc. ........................................      1,210,062
  5,000 J. C. Penney, Inc. ......................................        234,375
 38,900 Kmart Corp.(c)...........................................        595,656
 26,400 Mattel Inc. .............................................        602,250
  7,800 May Department Stores Co. ...............................        470,925
 11,600 Nike Inc., Class B.......................................        470,525
 11,400 Sears Roebuck & Co. .....................................        484,500
 15,000 Walgreen Co. ............................................        878,438
 28,100 Wal-Mart Stores, Inc. ...................................      2,288,394
                                                                    ------------
                                                                       7,235,125
                                                                    ------------

        Soaps & Cosmetics--3.7%
 17,000 Alberto Culver Co. ......................................        453,688
  7,800 Avon Products, Inc. .....................................        345,150
 19,620 Bristol-Myers Squibb Co. ................................      2,625,401
  3,800 Clorox Co. ..............................................        443,888
 18,000 Gillette Co. ............................................        869,625
 16,500 Johnson & Johnson........................................      1,383,937
 20,600 Procter & Gamble Co. ....................................      1,881,037
                                                                    ------------
                                                                       8,002,726
                                                                    ------------

            Steel--0.1%
      7,720 USX-US Steel Group...................................        177,560
                                                                    ------------

            Tobacco--1.0%
     40,800 Philip Morris Companies, Inc. .......................      2,182,800
                                                                    ------------

            Travel & Recreation--0.6%
     39,705 Walt Disney Co. .....................................      1,191,150
                                                                    ------------
            Total Common Stock
             (Identified cost $66,455,590).......................    137,609,068
                                                                    ------------

Warrant--0.1%


      5,500 Republic of Argentina................................       $247,500
                                                                    ------------
            Total Warrants
             (Identified cost $123,860)..........................        247,500
                                                                    ------------

Bonds & Notes--32.0%

    Face
   Amount
            Corporate Bonds--13.6%
 $2,750,000 Aramark Services, Inc.,
             7.000%, 7/15/06.....................................      2,805,632
  1,000,000 CSC Holdings, Inc.
             7.875%, 12/15/07....................................      1,057,360
  2,000,000 CSC Holdings, Inc.
             7.875%, 2/15/18.....................................      2,032,500
  3,000,000 Comcast Cable Communications,
             8.500%, 5/01/27.....................................      3,676,350
  2,000,000 Comcast Cellular Holdings, Inc.,
             9.500%, 5/01/07, 144A...............................      2,135,000
  4,285,000 Great Atlantic & Pacific Tea Co.,
             7.750%, 4/15/07.....................................      4,245,707
  2,000,000 MCI Communications Corp.
             7.125%, 6/15/27.....................................      2,214,080
  4,000,000 News America Holdings, Inc.,
             10.125%, 10/15/12...................................      4,649,720
  2,750,000 Norfolk Southern Corp.,
             7.050%, 5/01/37.....................................      2,999,507
  2,000,000 Total Access Communication,
             8.375%, 11/04/06....................................      1,327,500
  1,850,000 United Utilities Corp.,
             6.250%, 8/15/05.....................................      1,867,760
                                                                    ------------
                                                                      29,011,116
                                                                    ------------


                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Managed Series)

Investments as of December 31, 1998

Bonds & Notes--(Continued)

    Face
   Amount                                                           Value (a)

             Foreign--9.6%
 $ 4,000,000 Government of Canada,
              10.250%, 3/15/14 (CAD)............................   $  4,042,918
   5,000,000 Government of Canada,
              Zero Coupon, 3/15/21 (CAD)........................      1,003,108
  15,000,000 Government of Canada,
              Zero Coupon, 6/01/25 (CAD)........................      2,493,327
   3,000,000 Province of Ontario,
              8.100%, 9/08/23 (CAD).............................      2,587,831
  30,000,000 Province of Ontario,
              Zero Coupon, 09/08/23 (CAD).......................      4,872,228
  15,000,000 Province of Quebec Stripped,
              Zero Coupon, 1/16/23 (CAD)........................      2,331,698
   3,600,000 Province of Quebec,
              8.500%, 04/01/26 (CAD)............................      3,178,410
                                                                   ------------
                                                                     20,509,520
                                                                   ------------
             Yankee--8.6%
     850,000 Pemex Financial, Ltd.,
              9.150%, 11/15/18..................................        844,688
   2,000,000 Petroleos Mexicanos,
              9.500%, 9/15/27...................................      1,642,500
     925,000 Pindo Deli Fin Mauritius,
              10.750%, 10/01/07, 144A...........................        494,875
   5,500,000 Republic of Argentina,
              11.000%, 12/04/05.................................      5,458,750
   5,000,000 Republic of Columbia
              7.625%, 2/15/07...................................      4,162,500
   1,000,000 Republic of Korea,
              8.875%, 4/15/08...................................      1,032,560
   5,008,000 Republic of Panama,
              8.875%, 9/30/27, 144A.............................      4,695,000
                                                                   ------------
                                                                     18,330,873
                                                                   ------------

             U.S. Government Bonds--0.2%
     234,917 Government National Mortgage Association, 10.000%,
              9/15/18...........................................        254,516
     255,634 Government National Mortgage Association, 11.500%
              with various maturities to 2013...................        284,768
                                                                   ------------
                                                                        539,284
                                                                   ------------
             Total Bonds & Notes
              (Identified Cost $65,980,913).....................     68,390,793
                                                                   ------------

Short-Term Investment--2.7%

    Face
   Amount                                                           Value (a)

 $ 5,761,000 Household Finance Corp.,
              5.000%, 1/4/99....................................   $  5,758,600
                                                                   ------------
             Total Short-Term Investment
              (Identified Cost $5,758,600)......................      5,758,600
                                                                   ------------
             Total Investments--99.2%
              (Identified Cost $138,318,963)(b).................    212,005,961
             Other assets less liabilities......................      1,633,232
                                                                   ------------
             Total Net Assets--100%.............................   $213,639,193
                                                                   ============
(a)See Note 1A of Notes to Financial Statements.
(b)Federal Tax Information:

   At December 31, 1998 the net unrealized appreciation on investments based on cost of $138,318,963 for federal income tax purposes was as follows:


   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 77,760,153
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............    (4,073,155)
                                                                   ------------
   Net unrealized appreciation...................................  $ 73,686,998
                                                                   ============

(c)Non-income producing security.

ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR)
         is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.
144A-- Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,324,875 or 3.4% of total net assets.
CAD--    Security denominated in Canadian Dollars.

                See accompanying notes to financial statements.
72

New England Zenith Fund
(Back Bay Advisors Managed Series)

Statement of Assets & Liabilities
December 31, 1998

Assets
 Investments at value...................................           $212,005,961
 Cash...................................................                121,862
 Foreign cash at value
  (Identified cost $33).................................                     33
 Receivable for:
 Fund shares sold.......................................                104,417
 Securities sold........................................                495,681
 Dividends and interest.................................              1,293,993
 Foreign taxes..........................................                    632
                                                                   ------------
                                                                    214,022,579
Liabilities
 Payable for:
 Fund shares redeemed...................................  $229,093
 Accrued expenses:
 Management fees........................................    88,603
 Deferred trustees' fees................................    54,804
 Other expenses.........................................    10,886
                                                          --------
                                                                        383,386
                                                                   ------------
                                                                   $213,639,193
                                                                   ============
Net Assets
 Net Assets consist of:
 Capital paid in........................................           $136,108,055
 Undistributed net investment income....................                  9,035
 Accumulated net realized gains
  (losses)..............................................              3,833,767
 Unrealized appreciation
  (depreciation) on investments
  and foreign currency..................................             73,688,336
                                                                   ------------
Net Assets..............................................           $213,639,193
                                                                   ============
Computation of offering price:
Net asset value and redemption price
 per share ($213,639,193 divided by 1,028,313 shares of
 beneficial interest)...................................           $     207.76
                                                                   ============
Identified cost of investments..........................           $138,318,963
                                                                   ============

Statement of Operations
Year Ended December 31, 1998

Investment Income
 Dividends..........................................               $ 2,222,231(a)
 Interest...........................................                 5,265,645
                                                                   -----------
                                                                     7,487,876
Expenses
 Management fees....................................  $ 1,003,695
 Trustees' fees and expenses........................       25,171
 Custodian..........................................       88,663
 Audit and tax services.............................       14,308
 Legal..............................................       13,814
 Printing...........................................       14,266
 Insurance..........................................        5,488
 Miscellaneous......................................        4,222
                                                      -----------
 Total expenses.....................................                 1,169,627
                                                                   -----------
Net investment income...............................                 6,318,249
Realized and Unrealized Gain (Loss) on Investments,
 and Foreign Currency Transactions
 Realized gain (loss) on:
 Investments--net...................................   11,395,749
 Foreign currency transactions--net.................      (24,441)
                                                      -----------
  Total realized gain (loss) on investments and
   foreign currency transactions....................   11,371,308
                                                      -----------
 Unrealized appreciation (depreciation) on:
 Investments--net...................................   18,224,361
 Foreign currency transactions--net.................       16,332
                                                      -----------
  Total unrealized appreciation (depreciation) on
   investments, and foreign currency transactions...   18,240,693
                                                      -----------
Net gain (loss) on investment transactions..........                29,612,001
                                                                   -----------
Net Increase (Decrease) in Net Assets From
 Operations.........................................               $35,930,250
                                                                   ===========
(a) Net of foreign taxes of: $11,520

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Managed Series)

Statement of Changes in Net Assets

                                                      Year Ended    Year Ended
                                                     December 31,  December 31,
                                                         1997          1998
                                                     ------------  ------------
From Operations
 Net investment income.............................  $  5,630,618  $  6,318,249
 Net realized gain (loss) on investments and
  foreign currency transactions....................    21,058,248    11,371,308
 Unrealized appreciation (depreciation) on
  investments, and foreign currency transactions...    14,235,222    18,240,693
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.    40,924,088    35,930,250
                                                     ------------  ------------
From Distributions to Shareholders
 Net investment income.............................    (5,622,790)   (6,267,551)
 Net realized gain on investments..................   (16,617,273)  (12,208,852)
                                                     ------------  ------------
                                                      (22,240,063)  (18,476,403)
                                                     ------------  ------------
From Capital Shares Transactions
 Proceeds from sale of shares......................    22,338,847    28,307,821
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........     5,622,790     6,267,551
 Distributions from net realized gain..............    16,617,273    12,208,852
                                                     ------------  ------------
                                                       44,578,910    46,784,224
 Cost of shares redeemed...........................   (35,368,662)  (39,381,579)
                                                     ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions.......................     9,210,248     7,402,645
                                                     ------------  ------------
 Total increase (decrease) in net assets...........    27,894,273    24,856,492
Net Assets
 Beginning of the year.............................   160,888,428   188,782,701
                                                     ------------  ------------
 End of the year...................................  $188,782,701  $213,639,193
                                                     ============  ============
Undistributed Net Investment Income
 Beginning of the year.............................  $     40,029  $      5,466
                                                     ============  ============
 End of the year...................................  $      5,466  $      9,035
                                                     ============  ============
Number of Shares of the Fund:
 Issued from the sale of shares....................       115,122       137,877
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........        30,044        30,019
 Distributions from net realized gain..............        88,778        58,566
                                                     ------------  ------------
                                                          233,944       226,462
 Redeemed..........................................      (183,956)     (192,507)
                                                     ------------  ------------
 Net change........................................        49,988        33,955
                                                     ============  ============

Financial Highlights

                                         Year Ended December 31,
                               ------------------------------------------------
                                 1994      1995      1996      1997      1998
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 137.18  $ 130.30  $ 163.52  $ 170.37  $ 189.85
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      5.42      6.34      6.43      6.38      6.56
 Net Realized and Unrealized
  Gain (Loss) on Investments.     (6.92)    34.33     18.21     38.47     30.50
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................     (1.50)    40.67     24.64     44.85     37.06
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (5.38)    (6.34)    (6.34)    (6.42)    (6.51)
 Distributions in Excess of
  Net Investment Income......      0.00     (0.23)     0.00      0.00      0.00
 Distributions From Net
  Realized Capital Gains.....      0.00     (0.88)   (11.45)   (18.95)   (12.64)
                               --------  --------  --------  --------  --------
 Total Distributions.........     (5.38)    (7.45)   (17.79)   (25.37)   (19.15)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 130.30  $ 163.52  $ 170.37  $ 189.85  $ 207.76
                               ========  ========  ========  ========  ========
Total Return (%).............      (1.1)     31.3      15.0      26.6      19.7
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.54      0.64      0.62      0.61      0.58
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      3.98      4.06      3.64      3.20      3.15
Portfolio Turnover Rate (%)..        76        51        72        65        25
Net Assets, End of Year
 (000).......................  $121,877  $147,536  $160,888  $188,783  $213,639

                See accompanying notes to financial statements.
74

Salomon Brothers Strategic Bond Opportunities Series
Portfolio Managers: Roger Lavan, Peter Wilby and David Scott
Salomon Brothers Asset Management Inc

[PHOTO OF ROGER LAVAN]
[PHOTO OF PETER WILBY]
[PHOTO OF DAVID SCOTT]

Q. How did the Series perform in 1998?

A. The Salomon Brothers Strategic Bond Opportunities Series had a total return of 2.0% (based on net asset value) for 1998 versus 5.1% for the Lipper Variable Products General Bond Fund Average/9/ and 8.7% for the Lehman Brothers Aggre-gate Bond Index/2/. Underperformance of the Series was largely due to its expo-sure to high yield and emerging markets debt during the unexpected credit cri-sis in the summer of 1998.

Q. How did you manage the Series during the year?

A. For bonds, 1998 was a mixture of good and bad news. The good news was that interest rates fell approximately 1% across the yield curve. Though low infla-tion contributed to lower bond yields, exogenous factors such as equity market fears, default fears and expectations of spreading global economic weakness gave investors sufficient reasons to seek only the safety and liquidity of the Treasury sector. The bad news for bonds that were not Treasuries was that yield spreads across all sectors widened toward unexplainable and unsustainable lev-els. High yield bonds and emerging market debt suffered their worst perfor-mances in years. This was largely due to the increased global spreads.

Early in 1998, domestic demand readings in the U.S. remained exceptionally healthy, benefiting from low interest rates, low unemployment rates and high consumer confidence. Lower quality high yield bonds outperformed, so the Series reaped the profits and upgraded into relatively higher quality bonds. The Se-ries maintained a neutral duration relative to the Lehman Brothers Aggregate Bond Index and increased its over weighting in mortgage backed securities. The Series continued to invest in discount coupon mortgages and seasoned pass through mortgages because of their superior performance as interest rates de-cline. The Series ended the first quarter with 42% U.S. Investment Grade Bonds, 32% High Yield Bonds, 15% Emerging Markets Debt, 7% Non-U.S. Government Bonds and 4% Cash.

The Series maintained its weightings in the high yield sector throughout the second quarter, as credit fundamentals remained favorable. We continued to seek opportunities to upgrade credit quality and moved to a more defensive position within the sector. In the emerging markets sector of the portfolio, we lowered our exposure to Russia and added Bulgaria and Peru. Mexico and Argentina con-tinued to be core holdings, as their fundamentals remained strong.

During the third quarter, heightened global market volatility caused the Series to take a more defensive stance in its high yield sector and to lower its allo-cation to the emerging markets debt sector. We continued to decrease the Se-ries' exposure to Russia and increase its positions in Argentina and Mexico as fundamentals appeared more favorable. The Series continued to favor discount and coupon mortgage backed securities in the investment grade portion of the portfolio. The Series ended the third quarter with 45% investment grade, 30% high yield, 13% emerging market debt, 6% non-U.S. dollar denominated bonds and 6% cash.

During November, high yield and emerging debt markets snapped back strongly when it became apparent to investors that the financial market crisis was end-ing. Bold steps taken by the Federal Reserve Board (the "Fed") in lowering short-term interest rates and restoring liquidity in the markets began to put investors at ease. We maintained our high yield sector of the portfolio as credit spreads had room to improve and interest rates were cut 0.75%. We have increased the Series' allocations in the emerging markets debt sector from 15% to 23%, as the markets have recovered some 20% since their lows in early Sep-tember.

Q. What is your outlook for the Series in 1999?

A. Investor optimism and recent economic data suggest that the U.S. economy is performing well in the new year. As booming sectors moderate and external growth continues to fade the current expansion will slow perceptibly. The opti-mistic view assumes that the rest of the financial world holds together. Out-side the U.S., where the main threat to domestic stability first emerged, con-ditions have deteriorated since the Fed last rate cut. This backdrop leaves the Fed in a watchful state, despite the complacency of today's marketplace and strong fourth-quarter Gross Domestic Product growth. Near-term job and eco-nomic growth probably will remain fairly buoyant, given the boost from lower commodity prices, warm weather and the fresh rise in the equity market. Howev-er, with inflation pressures in remission, the Fed will have ample leeway to renew its rescue efforts in 1999 if necessary.

We remain optimistic about the high yield market, as interest rates are low and credit spreads have room to improve. The emerging debt markets have recov-ered by some 20% since their lows in early September and while there will be bumps along the way, we expect emerging debt to outperform the U.S. investment grade market in 1999. We have increased our allocations in that sector from 15% to 23%.

                             [GRAPH APPEARS HERE]

          Date          Strategic Bond Opp. Series     Lehman Aggregate Bond
          ----          --------------------------     ---------------------
        10/31/94               $10,000                      $10,000
        12/31/94                $9,860                      $10,047
        12/31/95               $11,771                      $11,903
        12/31/96               $13,461                      $12,335
        12/31/97               $14,952                      $13,529
        12/31/98               $15,257                      $14,702

 Average Annual Return

                                                            Lipper Variable
                     Strategic Bond        Lehman             General Bond
                       Opp. Series    Aggregate Bond/2/     Fund Average/9/

           1 year          2.0%             8.7%                 5.1%
          3 years          9.0              7.3                  7.2
  Since Inception         10.7              9.7                  n/a

[GRAPHIC APPEARS HERE] Fund Facts

Goal: A high level of total return consistent with the preservation of capital.

Start date: October 31, 1994

Size: $95 million as of December 31, 1998

Managers: Peter Wilby and David Scott have co-managed the Series since its inception in October 1994. Mr. Lavan began co-managing the Series in June 1998. Mr. Wilby and Mr. Scott have also managed the Salomon Brothers Investment Series--Strategic Bond Fund since March 1995 and the North American Strategic Income Fund since March 1995. Mr. Wilby has also managed the Salomon Brothers Investment Series--High Yield Bond Fund since March 1995. Mr. Lavan has also managed the Salomon Brothers Investment Series--U.S. Government Income Fund and North American U.S. Government Securities Fund since January 1992. He joined Salomon Brothers in 1990.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Investments as of December 31, 1998

Bonds & Notes--98.0% of Total Net Assets

      Face
     Amount                                                          Value (a)
                Apparel & Textiles--0.5%
 $      250,000 Collins & Aikman Floorcovering
                 10.000%, 1/15/07................................   $   261,562
        250,000 Synthetic Industries, Inc., Series B 9.250%,
                 2/15/07.........................................       257,812
                                                                    -----------
                                                                        519,374
                                                                    -----------
                Automotive & Related--1.0%
        250,000 BREED Technologies, Inc. 144A, 9.250%,
                 4/15/08(d)......................................       220,625
        200,000 Foamex L.P/Foamex Capital Corp.
                 9.875%, 6/15/07.................................       214,250
        250,000 Hayes Lemmerz International, Inc.,
                 144A, 8.250%, 12/15/08(d).......................       250,000
        250,000 Key Plastic, Inc.
                 10.250%, 3/15/07................................       234,375
                                                                    -----------
                                                                        919,250
                                                                    -----------
                Banks--0.6%
        600,000 U.S. Bank National
                 Association of Minneapolis
                 5.700%, 12/15/08................................       595,488
                                                                    -----------
                Biotechnology--0.3%
        250,000 Monsanto Co.
                 144A, 5.875%, 12/08/08(d).......................       249,890
                                                                    -----------
                Cable & Other Media--3.2%
        250,000 Adelphia Communications Corp.
                 Series B 10.500%, 7/15/04.......................       273,750
        150,000 American Media Operations
                 11.625%, 11/15/04...............................       153,750
        500,000 Avalon Cable 144A,
                 0/11.125%, 12/01/08(c)(d).......................       280,000
        250,000 Capstar Broadcasting
                 9.250%, 7/01/07.................................       260,625
        500,000 Century Communications
                 Zero Coupon, 1/15/08............................       255,000
        150,000 CSC Holdings, Inc.
                 10.500%, 5/15/16................................       178,125
        150,000 Diamond Cable Communication,
                 0/11.750%, 12/15/05(c)..........................       124,875
        250,000 Falcon Holdings Group 8.375%, 4/15/10............       257,500
        200,000 Jacor Communications Co.
                 9.750%, 12/15/06................................       222,000
        500,000 LIN Holdings Corp. 0/10.000%, 3/01/08(c).........       351,250
        250,000 Marcus Cable Co. 14.250%, 12/15/05...............       240,000
        150,000 Rogers Cablesystems, Ltd., Series B 10.000%,
                 3/15/05.........................................       168,938
         99,000 SFX Broadcasting, Inc. 10.750%, 5/15/06..........       109,271
        400,000 United International Holdings, Series B
                 0/10.750%, 2/15/08(c)...........................       212,000
                                                                    -----------
                                                                      3,087,084
                                                                    -----------
                Capital Goods/Building Products--2.5%
        225,000 Alvey Systems, Inc., 11.375%, 1/31/03............       226,687
        185,000 EnviroSource, Inc.
                 9.750%, 6/15/03.................................       166,500
        250,000 High Voltage Engineering Corp.
                 10.500%, 8/15/04................................       236,875
        250,000 International Knife & Saw 11.375%, 11/15/06......       257,187
        100,000 Jordan Industries, Inc., Series B 10.375%,
                 8/01/07.........................................       103,625
        250,000 Jordan Industries, Inc., Series B 11.750%
                 4/01/09.........................................       152,500
        250,000 Motors & Gears, Inc., Series D 10.750%, 11/15/06.       263,437
        250,000 Packard Biosciences, Inc., Series B 9.375%,
                 3/01/07.........................................       237,187
        250,000 Polymer Group, Inc., Series B
                 9.000%, 7/01/07.................................       247,500
        500,000 Praxair, Inc. 6.150%, 4/15/03....................       500,315
                                                                    -----------
                                                                      2,391,813
                                                                    -----------
                Chemicals--0.5%
        250,000 Huntsman Corp. 144A,
                 9.500%, 7/01/07(d)..............................       250,625
        250,000 ISP Holdings, Inc. 9.000%, 10/15/03..............       264,062
                                                                    -----------
                                                                        514,687
                                                                    -----------

                Computer Software & Services--1.1%
        450,000 Comdisco, Inc. 6.130%, 8/01/01...................       458,802
        200,000 DecisionOne Corp. 9.750%, 8/01/07................        92,000
        250,000 Primark Corp. 144A,
                 9.250%, 12/15/08(d).............................       250,625
        250,000 Unisys Corp. 7.875%, 4/01/08.....................       265,000
                                                                    -----------
                                                                      1,066,427
                                                                    -----------
                Consumer Products--1.1%
        250,000 American Saftey Razor Series B 9.875%, 8/01/05...       252,187
        300,000 Ekco Group, Inc., Series B
                 9.250%, 4/01/06.................................       300,375

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Investments as of December 31, 1998

Bonds & Notes--(Continued)

      Face
     Amount                                                          Value (a)
                Consumer Products--(Continued)
 $       97,000 Hines Horticulture, Inc.
                 11.750%, 10/15/05...............................   $   102,820
        250,000 North Atlantic Trading, Inc.
                 11.000%, 6/15/04................................       247,500
        150,000 Shop-Vac Corp. 10.625%, 9/01/03..................       163,688
                                                                    -----------
                                                                      1,066,570
                                                                    -----------
                Cosmetics & Toiletries--0.4%
        250,000 French Fragrances, Inc., Series B 10.375%,
                 5/15/07.........................................       249,687
        300,000 Revlon Worldwide Corp., Series B
                 Zero Coupon, 3/15/01............................       166,500
                                                                    -----------
                                                                        416,187
                                                                    -----------
                Defense & Aerospace--0.9%
        250,000 BE Aerospace, Series B
                 8.000%, 3/01/08.................................       245,625
        125,000 L-3 Communications Corp. 144A, 8.000%,
                 8/01/08(d)......................................       125,625
        250,000 Raytheon Co. 6.150%, 11/01/08....................       253,837
        250,000 Stellex Industries, Inc. 9.500%, 11/01/07........       216,250
                                                                    -----------
                                                                        841,337
                                                                    -----------
                Electronics--0.5%
        250,000 Amphenol Corp. 9.875%, 5/15/07...................       256,562
        250,000 Jordan Telecommunication Products 9.875%,
                 8/01/07.........................................       252,500
                                                                    -----------
                                                                        509,062
                                                                    -----------
                Energy--0.9%
        400,000 Occidental Petroleum Corp. 9.250%, 8/01/19.......       464,376
        250,000 Transamerican Energy Corp., Series B, 0/13.000%,
                 6/15/02(c)......................................        85,000
        250,000 Transamerican Energy Corp.
                 11.500%, 6/15/02................................        95,000
        250,000 United Refining Co., Series B 10.750%, 6/15/07...       172,500
                                                                    -----------
                                                                        816,876
                                                                    -----------
                Environmental Control--0.8%
        250,000 Allied Waste Industries, Inc. 144A,
                  7.875%, 1/01/09(d).............................       254,062
        250,000 Marsulex, Inc. 9.625%, 7/01/08...................       256,562
        250,000 Safety Kleen Services, Inc. 9.250%, 6/01/08......       256,250
                                                                    -----------
                                                                        766,874
                                                                    -----------
                Finance--1.2%
        125,000 Airplane Pass Thru Trust, 10.875%, 3/15/19.......       132,930
        250,000 DVI, Inc. 9.875%, 2/01/04........................       240,625
        310,000 Merrill Lynch & Co.
                 6.000%, 11/15/04................................       317,025
        450,000 Paine Webber Group, Inc. 7.000%, 3/01/00.........       454,891
                                                                    -----------
                                                                      1,145,471
                                                                    -----------
                Financial Leasing--0.7%
        250,000 Navistar International 8.000%, 2/01/08...........       254,687
        100,000 United States Leasing International, Inc.
                 8.450%, 1/25/05.................................       114,291
        250,000 William Scotsman, Inc. 9.875%, 6/01/07...........       255,000
                                                                    -----------
                                                                        623,978
                                                                    -----------
                Food & Beverages--1.3%
        250,000 CFP Holdings, Inc., Series B
                 11.625%, 1/15/04................................       205,000
        250,000 Delta Beverage Group 9.750%, 12/15/03............       261,250
        200,000 Dole Foods, Inc. 6.750%, 7/15/00.................       203,665
        250,000 Imperial Holly Corp. 9.750%, 12/15/07............       247,500
        250,000 SC International Services, Inc. 9.250%, 9/01/07..       251,250
        150,000 Stroh Brewery Co.
                 11.100%, 7/01/06................................       113,250
                                                                    -----------
                                                                      1,281,915
                                                                    -----------
                Foreign--3.6%
  1,200,000,000 Euro Investment Bank 7.450%, 2/04/99(e)..........       729,838
    273,400,000 Hellenic Republic
                 8.900%, 4/01/03(g)..............................     1,026,154
        400,000 Korea Development Bank 9.600%, 12/01/00..........       394,524
      1,000,000 Morocco Loan 6.063%, 1/01/09.....................       805,000
         90,000 New South Wales Treasury Corp. 7.375%,
                 2/21/07(h)......................................        61,469
        600,000 Nordiska Investeringsbanke 17.750%, 4/15/02(k)...       195,513
        550,000 Sudwest Landes Bank 17.500%, 5/05/03(k)..........       185,449
         50,515 Vnesheconombank USSR 144A, 5.968%,
                 12/15/15(d)(n)..................................         5,496
                                                                    -----------
                                                                      3,403,443
                                                                    -----------

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Investments as of December 31, 1998

Bonds & Notes--(Continued)

      Face
     Amount                                 Value (a)
                Foreign Government--23.0%
 $      725,000 Federal Republic of Brazil, 6.125%, 4/15/24(n)..... $   420,500
      1,075,000 Federal Republic of Brazil 10.125%, 5/15/27........     744,437
        760,000 Federal Republic of Germany 5.625%, 1/04/28(f).....     513,932
        400,000 Federal Republic of Germany 4.125%, 7/04/08(f).....     244,810
        280,000 Federal Republic of Germany 4.750%, 7/04/08(f).....     179,482
      5,960,000 Kingdom of Denmark 8.000%, 5/15/03(i)..............   1,086,403
      1,300,000 Kingdom of Morocco 4.375%, 1/01/09.................     964,437
      3,800,000 Kingdom of Sweden 11.000%, 1/21/99(j)..............     469,761
      2,100,000 Kingdom of Sweden 6.500%, 5/05/08(j)...............     304,217
      2,400,000 National Republic of Bulgaria 6.687%, 7/28/11(n)...   1,608,000
      1,081,000 Republic of Argentina 6.187%, 3/31/05(n)...........     913,877
      2,800,000 Republic of Argentina 11.000%, 12/04/05............   2,779,000
      1,600,000 Republic of Argentina 5.750%, 3/31/23(c)...........   1,159,000
        565,830 Republic of Ecuador 6.625%, 2/27/15(n).............     231,283
      1,500,000 Republic of Ecuador 3.500%, 2/28/25................     637,575
      1,000,000 Republic of Finland 6.000%, 4/25/08(l).............     225,974
     82,900,000 Republic of Greece 11.000%, 2/25/00(g).............     287,164
     29,000,000 Republic of Greece 8.700%, 4/08/05(g)..............     111,646
     80,000,000 Republic of Greece 8.600%, 3/26/08(g)..............     317,279
      1,000,000 Republic of Panama 4.000%, 7/17/14.................     745,000
      3,100,000 Republic of Peru 4.000%, 3/07/17...................   1,945,250
        370,000 Republic of Slovenia 5.375%, 5/27/05(m)............     441,174
      1,214,280 Republic of Venezuela 6.125%, 3/31/07(n)...........     763,114
      2,785,713 Republic of Venezuela 5.937%, 12/18/07(n)..........   1,694,410
      1,000,000 United Mexican States 6.250%, 12/31/19.............     781,300
      2,225,000 United Mexican States 11.500%, 5/15/26.............   2,408,562
                                                                    -----------
                                                                     21,977,587
                                                                    -----------
                Government Agencies--16.2%
        156,858 Federal Home Loan Mortgage 10.000%, 5/15/20......       169,321
          2,345 Federal Home Loan Mortgage 11.565%, 6/15/21......        57,055
         17,409 Federal National Mortgage Association 13.000%,
                 11/01/14........................................        20,761
        500,000 Federal National Mortgage Association 7.000%,
                 11/18/15........................................       503,160
         65,841 Federal National Mortgage Association 10.400%,
                 4/25/19.........................................        70,735
      3,711,611 Federal National Mortgage Association 0.605%,
                 3/17/20(o)......................................        95,388
        855,897 Federal National Mortgage Association 6.500%,
                 3/01/26.........................................       861,777
        104,640 Federal National Mortgage Association 7.000%,
                 5/01/26.........................................       106,766
      5,059,504 Federal National Mortgage Association 1.641%,
                 2/25/35(o)......................................       397,171
      8,482,574 Federal National Mortgage Association 0.545%,
                 10/17/36(o).....................................       235,815
     10,000,000 Federal National Mortgage Association 6.000%,
                 12/01/2099......................................     9,868,700
      3,100,000 Federal National Mortgage Association 6.500%,
                 12/01/2099......................................     3,120,336
                                                                    -----------
                                                                     15,506,985
                                                                    -----------
                Health Care--1.3%
        200,000 Alaris Medical Systems, Inc. 9.750%, 12/01/06....       198,250
        250,000 Dade International, Inc. 11.125%, 5/01/06........       277,812
        150,000 Fresenius Medical Care Cap 9.000%, 12/01/06......       156,000
        150,000 Maxxim Medical, Inc. 10.500%, 8/01/06............       161,625
        250,000 Prime Medical Services, Inc. 8.750, 4/01/08......       240,625
        200,000 Vencor, Inc. 9.875%, 5/01/05.....................       174,000
                                                                    -----------
                                                                      1,208,312
                                                                    -----------
                Housing Related--0.3%
        250,000 CB Richards Ellis Services 8.875%, 6/01/06.......       245,000
                                                                    -----------
                Insurance--0.4%
        400,000 Aetna Services, Inc. 7.625%, 8/15/26.............       404,344
                                                                    -----------

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Investments as of December 31, 1998

Bonds & Notes--(Continued)

      Face
     Amount                                                          Value (a)
                Leisure Time--1.4%
 $      250,000 Empress Entertainment, Inc. 8.125%, 7/01/06......   $   251,250
        250,000 Grand Casino, Series B 9.000%, 10/15/04..........       276,250
        250,000 Park Place Entertainment Corp. 144A, 7.875%,
                 12/15/05(d).....................................       250,625
        250,000 Prime Hospitality Corp. 9.750%, 4/01/07..........       252,500
        250,000 Sun International, Ltd. 8.625%, 12/15/07.........       259,062
                                                                    -----------
                                                                      1,289,687
                                                                    -----------
                Metal/Mining/Steel--0.8%
        250,000 Murrin Murrin Holdings Property, Ltd. 9.375%,
                 8/31/07.........................................       237,500
        250,000 P&L Coal Holdings Corp. 144A, 9.625%, 5/15/08(d).       254,375
        250,000 Renco Metals, Inc. 11.500%, 7/01/03..............       258,750
                                                                    -----------
                                                                        750,625
                                                                    -----------
                Miscellaneous--2.7%
        247,812 First Union Residential Securitization 7.000%,
                 8/25/28.........................................       232,014
        250,000 Harrahs Operations, Inc. 7.875%, 12/15/05........       251,250
        250,000 HMH Properties, Inc. 7.875%, 8/01/08.............       244,062
        350,000 Nebco Evans Holdings Co. 0/12.375%, 7/15/07(c)...       168,000
        250,000 Neenah Corp. 11.125%, 5/01/07....................       258,750
        300,000 Norsk Hydro A.S.
                 6.700%, 1/15/18.................................       298,110
        446,429 RG Receivables Co. 9.600%, 2/28/05...............       357,143
        250,000 TeleWest plc
                 0/11.000%, 10/01/07(c)..........................       208,750
        550,000 TPSA Fin BV 144A,
                 7.750%, 12/10/08(d).............................       544,356
                                                                    -----------
                                                                      2,562,435
                                                                    -----------
                Mortgage--8.3%
        250,000 ContiFinancial Corp. 8.125%, 4/01/08.............       162,500
      9,746,846 DLJ Commercial Mortgage Corp. .897%, 5/10/23(o)..       459,856
      9,000,000 DLJ Commercial Mortgage Corp. .851%, 11/12/31(o).       509,040
        997,663 GE Capital Mortgage Services, Inc. 6.750%,
                 11/25/28........................................       954,015
      1,645,555 Green Tree Financial Corp. 7.070%, 9/15/07.......     1,705,207
      1,559,513 Mid State Trust VI
                 7.340%, 7/01/35.................................     1,605,316
        472,380 PNC Mortgage Securities Corp. 6.838%, 5/25/28....       440,494
        348,110 PNC Mortgage Securities Corp. 6.750%, 5/25/28....       322,001
        447,502 PNC Mortgage Securities Corp. 6.734%, 7/25/28....       414,499
      1,000,000 PNC Mortgage Securities Corp. 6.500%, 12/25/28...       941,250
        450,000 PNC Mortgage Securities Corp. 6.250%, 11/28/28...       420,750
                                                                    -----------
                                                                      7,934,928
                                                                    -----------
                Oil & Gas--0.6%
        250,000 Bellwether Exploration Co. 10.875%, 4/01/07......       242,500
        150,000 Benton Oil & Gas Co. 11.625%, 5/01/03............        99,000
        250,000 Frontier Oil Corp.
                 9.125%, 2/15/06.................................       232,500
                                                                    -----------
                                                                        574,000
                                                                    -----------
                Paper--0.1%
        125,000 Doman Industries, Ltd. 8.750%, 3/15/04...........        96,250
                                                                    -----------
                Petroleum Services--0.1%
        250,000 Dailey International, Inc. 9.500%, 2/15/08.......       112,500
                                                                    -----------

                Plastics & Packaging--1.5%
        250,000 Anchor Advanced Products, Inc.,
                 Series B 11.750%, 4/01/04.......................       272,500
        150,000 Berry Plastics 12.250%, 4/15/04..................       157,688
        250,000 Huntsman Packaging Corp. 9.125%, 10/01/07........       248,750
        250,000 Indesco International 9.750%, 4/15/08............       233,750
        200,000 Radnor Holdings Corp. 10.000%, 12/01/03..........       202,000
        250,000 Tekni-Plex, Inc. 11.250%, 4/01/07................       275,937
                                                                    -----------
                                                                      1,390,625
                                                                    -----------
                Publishing--0.8%
        250,000 Big Flower Press Holdings, Inc. 144A, 8.625%,
                 12/01/08(d).....................................       250,937
        250,000 Garden State Newspapers, Inc. 8.750%, 10/01/09...       242,187
        250,000 Hollinger International 9.250%, 2/01/06..........       263,437
                                                                    -----------
                                                                        756,561
                                                                    -----------

                See accompanying notes to financial statements.
80

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Investments as of December 31, 1998

Bonds & Notes--(Continued)

      Face
     Amount                                                          Value (a)
                Retail--Food & Drug--0.9%
 $      150,000 Carr-Gottstein Foods Co. 12.000%, 11/15/05.......   $   171,750
        250,000 Jitney-Jungle Stores 12.000%, 3/01/06............       278,125
        250,000 NBTY, Inc., Series B,
                 8.625%, 9/15/07.................................       245,938
        125,000 Pueblo Xtra International
                 9.500%, 8/01/03.................................       119,375
                                                                    -----------
                                                                        815,188
                                                                    -----------

                Retail--1.3%
        250,000 Advance Stores Co. 10.250%, 4/15/08..............       253,750
        250,000 Cole National Group, Inc. 9.875%, 12/31/06.......       262,500
        150,000 Hills Stores Co. 12.500%, 7/01/03................       105,000
        250,000 Musicland Group, Series B 9.875%, 3/15/08........       245,000
        400,000 Staples, Inc. 7.125%, 8/15/07....................       420,280
                                                                    -----------
                                                                      1,286,530
                                                                    -----------

                Services--2.9%
        600,000 First Data 6.375%, 12/15/07......................       634,926
        250,000 Intertek Financial plc, Series B 10.250%,
                 11/01/06........................................       232,500
        250,000 Iron Mountain, Inc. 10.125%, 10/01/06............       268,750
        250,000 Kindercare Learning Centers 9.500%, 2/15/09......       244,375
        250,000 Loomis Fargo & Co. 10.000%, 1/15/04..............       247,500
        250,000 Mail Well Corp. 144A, 8.750%, 12/15/08(d)........       251,250
        250,000 Pierce Leahy Corp. 11.125%, 7/15/06..............       278,125
        250,000 Protection One Alarm, Inc. 144A, 8.125%,
                 1/15/09(d)......................................       250,625
        400,000 Service Corporation International 6.000%,
                 12/15/05........................................       396,192
                                                                    -----------
                                                                      2,804,243
                                                                    -----------

                Telecommunications--3.4%
      1,020,000 British Telecommunication 7.000%, 5/23/07........     1,133,730
        250,000 Centennial Cellular Corp. 144A, 10.750%,
                 12/15/08(d).....................................       251,875
        250,000 Comcast Cellular Holdings, Inc. 9.500%, 5/01/07..       266,875
        200,000 GTE Corp. 6.940%, 4/15/28........................       211,158
        275,000 ICG Holdings, Inc.
                 0/13.500%, 9/15/05(c)...........................       228,250
        250,000 Intermedia Communications 8.600%, 6/01/08........       246,250
        350,000 International CableTel, Inc.,
                 0/11.500%, 2/01/06(c)...........................       281,750
        200,000 Nextel Communications, Inc., 0/9.750%,
                 8/15/04(c)......................................       194,250
        250,000 Nextel Communications, Inc. 0/9.950%, 2/15/08(c).       150,625
        250,000 Nextlink Communications, Ltd. 9.000%, 3/15/08....       236,563
                                                                    -----------
                                                                      3,201,326
                                                                    -----------

                Transportation--1.3%
        250,000 Atlantic Express Transportation Corp. 10.750%,
                 2/01/04.........................................       254,375
        150,000 Enterprises Shipholding Corp. 8.875%, 5/01/08....       122,489
        200,000 Holt Group, Inc. 144A,
                 9.750%, 1/15/06(d)..............................       140,000
        250,000 Offshore Logistics, Inc. 7.875%, 1/15/08.........       238,750
        250,000 Stena AB 10.500%, 12/15/05.......................       254,375
        400,000 TFM, S.A. DE CV,
                 0/11.750%, 6/15/09(c)...........................       216,000
                                                                    -----------
                                                                      1,225,989
                                                                    -----------

                U.S. Government--9.6%
        200,000 United States Treasury Bonds 6.125%, 11/15/27....       223,598
         91,157 United States Treasury Bonds 3.625%, 4/15/28.....        88,565
        700,000 United States Treasury Bonds 5.500%, 8/15/28.....       733,691
      2,000,000 United States Treasury Bonds 5.250%, 11/15/28....     2,048,720
        200,000 United States Treasury Notes 6.375%, 3/31/01.....       207,446
        500,000 United States Treasury Notes 6.625%, 3/31/02.....       529,000
      1,000,000 United States Treasury Notes 5.875%, 9/30/02.....     1,039,400
        400,000 United States Treasury Notes 5.625%, 12/31/02....       413,608
      3,200,000 United States Treasury Notes 6.125%, 8/15/07.....     3,503,168
        350,000 United States Treasury Notes 4.750%, 11/15/08....       352,723
                                                                    -----------
                                                                      9,139,919
                                                                    -----------
                Total Bonds & Notes
                 (Identified Cost $94,346,095)...................    93,498,760
                                                                    -----------

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Investments as of December 31, 1998

Preferred Stock--0.0%


    Shares                                                            Value (a)
           840 TCR Holdings, Class B..............................   $        50
           462 TCR Holdings, Class C..............................            26
         1,219 TCR Holdings, Class D..............................            65
         2,521 TCR Holdings, Class E..............................           159
                                                                     -----------
               Total Preferred Stock
                (Identified Cost $300)............................           300
                                                                     -----------

Warrant--0.1%

           200 In Flight Phone Corp. .............................             0
         2,800 Republic of Argentina..............................       126,000
                                                                     -----------
               Total Warrant
                (Identified Cost $63,000).........................       126,000
                                                                     -----------

Short-Term Investment--13.6%

      Face
     Amount                                                        Value (a)
 $   12,975,000 Repurchase agreement with State Street Corp.
                 dated 12/31/98 at 4.85% to be repurchased at
                 $12,981,992 on 1/04/1999 collateralized by
                 $12,240,000 U.S. Treasury Bond 6.25% due
                 2/15/03 with a value of $13,234,500...........   $ 12,975,000
                                                                  ------------
                Total Short-Term Investment
                 (Identified Cost $12,975,000).................     12,975,000
                                                                  ------------
                Total Investments--111.7%
                 (Identified Cost $107,384,395)(b).............    106,600,060
                Other assets less liabilities..................    (11,150,189)
                                                                  ------------
                Total Net Assets--100%.........................   $ 95,449,871
                                                                  ============

Forward Currency Contracts Outstanding at December 31, 1998

                                    Local     Aggregate            Unrealized
     Currency         Delivery    Currency      Face     Total   Appreciation/
     Contract           Date       Amount       Value    Value   (Depreciation)
Deutsche Mark
 (sold)              02/16/1999       855,517 $512,286  $514,521    $(2,235)
Deutsche Mark
 (bought)            02/16/1999       413,250  247,915   248,535        620
Deutsche Mark
 (sold)              02/16/1999       366,599  215,901   220,480     (4,579)
Deutsche Mark
 (bought)            02/16/1999       690,000  411,412   414,977      3,565
Finnish Markka
 (sold)              02/16/1999     1,133,727  223,395   222,873        522
Italian Lira (sold)  02/16/1999 1,196,334,200  723,298   724,764     (1,466)
Swedish Krona
 (sold)              02/16/1999     3,364,716  411,412   414,981     (3,569)
European Currency
 Unit (sold)         02/16/1999       210,198  247,915   247,213        702
European Currency
 Unit (sold)         02/16/1999       159,737  188,649   187,866        783
                                                                    -------
Net unrealized Depreciation on Forward Currency contracts......     $(5,657)
                                                                    =======

(a)  See Note 1A of Notes to Financial Statements
(b) Federal Tax Information: At December 31, 1998 the net unrealized depreciation on investments based on cost of $108,062,531 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 1,992,369
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (3,454,840)
                                                                   -----------
   Net unrealized depreciation.................................... $(1,462,471)
                                                                   ===========

(c) Step Bond; Coupon rate is zero or below market for an initial period and then increased to a higher coupon rate at a specified date.
(d) 144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,080,991 or 4.3% of net assets.
(e)  Denominated in Italian Lira
(f)  Denominated in German Marks
(g)  Denominated in Greek Drachma
(h)  Denominated in Australian Dollars
(i)  Denominated in Danish Krone
(j)  Denominated in Swedish Krona
(k)  Denominated in Polish Zloty
(l)  Denominated in Finnish Markka
(m)  Denominated in European Currency
(n)  Floating Rate Security. Rate disclosed is as of 12/31/98.
(o) Interest only certificate. This security receives monthly interest payments but is not entitled to principal payments.

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Statement of Assets & Liabilities
December 31, 1998

Assets
 Investments at value...............................              $106,600,060
 Cash...............................................                     4,238
 Receivable for:
 Fund shares sold...................................                   481,851
 Dividends and interest.............................                 1,681,063
 Miscellaneous......................................                     5,535
 Unamortized organization expense...................                     1,679
                                                                  ------------
                                                                   108,774,426
Liabilities
 Payable for:
 Securities purchased...............................  $12,991,318
 Open forward currency
  contracts--net....................................        5,657
 Fund shares redeemed...............................      232,551
 Withholding taxes..................................          781
 Accrued expenses:
 Management fees....................................       63,641
 Deferred trustees' fees............................        3,191
 Other expenses.....................................       27,416
                                                      -----------
                                                                    13,324,555
                                                                  ------------
                                                                  $ 95,449,871
                                                                  ============
Net Assets
 Net Assets consist of:
 Capital paid in....................................              $ 98,831,216
 Overdistributed net investment income..............                   (45,647)
 Accumulated net realized gains (losses)............                (2,553,476)
 Unrealized appreciation (depreciation) on
  investments, forward contracts and foreign
  currency..........................................                  (782,222)
                                                                  ------------
Net Assets..........................................              $ 95,449,871
                                                                  ============
Computation of offering price:
Net asset value and redemption price per share
 ($95,449,871 divided by 8,353,715 shares of
 beneficial interest)...............................              $      11.43
                                                                  ============
Identified cost of investments......................              $107,384,395
                                                                  ============

Statement of Operations
Year Ended December 31, 1998

Investment Income
 Dividends..........................................              $     5,865(a)
 Interest...........................................                6,933,508(b)
                                                                  -----------
                                                                    6,939,373
Expenses
 Management fees.................................... $   560,007
 Deferred expense
  reimbursement.....................................      44,840
 Trustees' fees
  and expenses......................................      11,275
 Custodian..........................................      72,068
 Audit and tax
  services..........................................      18,717
 Legal..............................................       3,576
 Printing...........................................      13,548
 Insurance..........................................       2,614
 Amortization of
  organization
  expenses..........................................       2,008
 Miscellaneous......................................       3,665
                                                     -----------
  Total expenses....................................                  732,318
                                                                  -----------
Net investment
 income.............................................                6,207,055
Realized and
 Unrealized Gain
 (Loss) on
 Investments,
 Forward Currency
 Contracts and
 Foreign Currency
 Transactions
 Realized gain
  (loss) on:
 Investments--net...................................  (2,385,817)
 Foreign currency
  transactions--
  net...............................................    (108,006)
                                                     -----------
  Total realized
   gain (loss) on
   investments and
   foreign
   currency
   transactions.....................................  (2,493,823)
                                                     -----------
 Unrealized
  appreciation
  (depreciation)
  on:
 Investments--net...................................  (2,261,287)
 Foreign currency
  transactions--
  net...............................................     (68,148)
                                                     -----------
  Total unrealized
   appreciation
   (depreciation)
   on investments
   and foreign
   currency
   transactions.....................................  (2,329,435)
                                                     -----------
Net gain (loss) on
 investment
 transactions.......................................               (4,823,258)
                                                                  -----------
Net Increase
 (Decrease) in Net
 Assets from
 Operations.........................................              $ 1,383,797
                                                                  ===========

(a) Net of foreign taxes of: $1,166
(b) Net of interest expense of $41,959.

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Statement of Changes in Net Assets

                                                      Year Ended    Year Ended
                                                     December 31,  December 31,
                                                         1997          1998
                                                     ------------  ------------
From Operations
 Net investment income.............................  $  3,981,350  $  6,207,055
 Net realized gain (loss) on investments and
  foreign currency transactions....................     1,004,553    (2,493,823)
 Unrealized appreciation (depreciation) on
  investments and foreign currency transactions....       774,518    (2,329,435)
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.     5,760,421     1,383,797
                                                     ------------  ------------
From Distributions to Shareholders
 Net investment income.............................    (4,170,493)   (6,162,469)
 Net realized gain on investments..................      (739,272)      (87,409)
 In excess of net realized gain on investment......             0      (137,672)
                                                     ------------  ------------
                                                       (4,909,765)   (6,387,550)
                                                     ------------  ------------
From Capital Shares Transactions
 Proceeds from sale of shares......................    45,476,971    48,659,454
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........     4,170,493     6,162,469
 Distributions from net realized gain..............       739,272       225,081
                                                     ------------  ------------
                                                       50,386,736    55,047,004
 Cost of shares redeemed...........................   (15,843,098)  (25,795,325)
                                                     ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions.......................    34,543,638    29,251,679
                                                     ------------  ------------
 Total increase (decrease) in net assets...........    35,394,294    24,247,926
Net Assets
 Beginning of the year.............................    35,807,651    71,201,945
                                                     ------------  ------------
 End of the year...................................  $ 71,201,945  $ 95,449,871
                                                     ============  ============
Undistributed (overdistributed) Net Investment
 Income
 Beginning of the year.............................  $     18,251  $    (14,223)
                                                     ============  ============
 End of the year...................................  $    (14,223) $    (45,647)
                                                     ============  ============
Number of Shares of the Fund:
 Issued from the sale of shares....................     3,727,495     3,992,202
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........       347,510       540,056
 Distributions from net realized gain..............        61,591        18,721
                                                     ------------  ------------
                                                        4,136,596     4,550,979
 Redeemed..........................................    (1,291,407)   (2,123,814)
                                                     ------------  ------------
 Net change........................................     2,845,189     2,427,165
                                                     ============  ============

Financial Highlights

                          October 31, 1994(a)
                                through        Year    Year     Year     Year
                             December 31,     Ended    Ended    Ended    Ended
                                 1994          1995    1996     1997     1998
                          ------------------- ------  -------  -------  -------
Net Asset Value,
 Beginning of Year......        $10.00        $ 9.74  $ 10.85  $ 11.62  $ 12.01
                                ------        ------  -------  -------  -------
Income From Investment
 Operations
 Net Investment Income..          0.12          0.58     0.51     0.75     0.80
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (0.26)         1.30     1.05     0.54    (0.56)
                                ------        ------  -------  -------  -------
 Total From Investment
  Operations............         (0.14)         1.88     1.56     1.29     0.24
                                ------        ------  -------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.12)        (0.55)   (0.60)   (0.76)   (0.79)
 Distributions From Net
  Realized Capital
  Gains.................          0.00         (0.22)   (0.19)   (0.14)   (0.02)
 Distributions in excess
  of Net Realized
  Capital Gains.........            --            --       --       --    (0.01)
                                ------        ------  -------  -------  -------
 Total Distributions....         (0.12)        (0.77)   (0.79)   (0.90)   (0.82)
                                ------        ------  -------  -------  -------
Net Asset Value, End of
 Year...................        $ 9.74        $10.85  $ 11.62  $ 12.01  $ 11.43
                                ======        ======  =======  =======  =======
Total Return (%)........          (1.4)(b)      19.4     14.4     11.1      2.0
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85 (c)      0.85     0.85     0.85     0.85
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          7.05 (c)      8.39     7.79     7.32     7.20
Portfolio Turnover Rate
 (%)....................           403 (c)       202      176      258      283
Net Assets, End of Year
 (000)..................        $3,450        $9,484  $35,808  $71,202  $95,450
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          2.01 (c)      2.44     1.19     0.87       --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

Back Bay Advisors Bond Income Series
Portfolio Manager: Catherine L. Bunting
Back Bay Advisors, L.P.

[PHOTO OF CATHERINE L. BUNTING APPEARS HERE]


Q. Please tell us about Bond Income Series' performance during 1998.

A. We're proud of the Series performance. The Series continued its record of providing consistently solid returns despite investment conditions that fa-vored the safest financial instruments--U.S. Treasuries--instead of corporate bonds, the Series chief investment. The Series ended the year with a total re-turn of 9.0% (based on net asset value). This compares favorably to the Lipper Variable Products "A"-Rated Corporate Bond Fund Average/6/ return of 8.1%, and the Lehman Intermediate Government/Corporate/5/ composite return of 8.4%.

Q. What was the investment environment throughout the past year?

A. Positive economic expectations and the accompanying fear of renewed infla-tion brought lower bond prices early in the year. The belief that Asia's eco-nomic turmoil was largely spent suggested better business conditions for U.S. exporters and possible upward pressure on prices, a combination that could prompt the Federal Reserve Board to raise interest rates--usually a negative for bonds. (Generally, bond prices and interest rates move in opposite direc-tions.) Later, it became clear that Asia's financial crisis was unlikely to end soon, removing a possible stimulus for U.S. business conditions; bond prices rose and yields fell. But bond buyers' confidence vanished abruptly when Russia stunned the investment world by failing to repay debt that had come due to several foreign governments--the bottom dropped out of most fixed-income markets during the third quarter.

By August, market liquidity--the willingness of buyers to purchase bonds that were offered for sale--had dried up across nearly the entire quality spectrum. Concern was widespread that other countries, including Brazil, a linchpin to all South American economies, might follow Russia's lead and fail to make good on their sovereign obligations (government bonds). Worried investors shunned all but the most-respected securities--those of the U.S. government. The flight to quality left other bond market segments adrift, all but closed off the ability of companies to raise needed cash through the issuance of new bonds and sent the high yield bond market into a tailspin. Adding to investor anxiety, the well publicized troubles of some large hedge funds raised fears of further deterioration in the credit markets. In fact, in August, corporate bonds generally experienced their worst one-month performance ever in a non-recessionary period. Spreads between government and corporate issues--that is, the difference in their yields--reached levels previously seen only during re-cessions.

When a one quarter percentage point cut in interest rates by the Federal Re-serve Board failed to bolster market psychology, a second, similar, cut quickly followed, producing the desired impact. The Federal Reserve Board then cut rates a third time, signaling to investors that it was determined not to allow the U.S. economy to slide into an Asia-driven recession.

Investors returned to the better quality corporate sectors, restoring some sense of balance and liquidity to the bond markets. During the last part of 1998, rates moved back up modestly, as continued low unemployment and other economic indicators showed a still-expanding U.S. economy.

Q. Given this environment, what was your investment strategy during 1998?

A. In the first half of the year, we reduced exposure to high yield, lower-grade issues and to securities that might be tainted by global turmoil. We eliminated emerging market debt as well as obligations tied to Asian economies with dubious recovery prospects, and added positions in the domestic utili-ties--especially telecommunications and electric companies--whose fortunes are not tightly tied to economic cycles. For similar reasons we increased holdings in cable and media issues. Finally, taking a longer term view, we backed off slowly on U.S. government holdings because of their low yields--even those (from a short-term perspective) that tend to be issues that hold their value best in an unsettled environment.

Throughout this volatile period in the fixed income market, there was a steady flow of new money into the Series. We used this cash to add to existing posi-tions in our favored sectors-- utilities, telecommunications and cable/media companies-- where prices had been dragged down by market forces unrelated to business fundamentals of individual securities.

At year-end we held some bonds that were below investment grade--rated below Baa/BBB by Moody's or Standard & Poor's. In this category, we limit our com-mitment to issues with the potential for ratings upgrades; if our analysis is correct and upgrades result, these bonds could experience sharp rises in price.

Q. What were the principal factors affecting performance?

A. The Series benefited from the decision to increase holding in utilities and cable/media industries, as those positions recovered smartly from their lows earlier in the year. Our commitment to Canadian issues hurt results, however, because of weakness in the Canadian dollar, which fell victim to depressed world commodity prices. Among individual issues, the bonds of Telecommunica-tions, Inc. and of Time Warner rose when they were upgraded by the major rat-ings services. Holdings in Newscorp., the giant Australian media conglomerate, fell but we remained invested. By the end of the year, this holding had recov-ered some of its decline.

Q. What is your current outlook for the bond market and the Series?

A. As 1999 opens, we do not expect a recession in the American economy. Gross Domestic Product should grow modestly this year, perhaps in the range of 1.5%, a slower rate of expansion than last year. We are generally optimistic about interest rates; the slower economic growth we anticipate should give the Fed-eral Reserve Board no cause to raise short-term interest rates. Long-term rates, as measured by the 30-year Treasury bond should remain fairly stable be-tween 4 3/4 and 5 1/4%. The possibility of meaningful reforms in Brazil and other troubled overseas economies could also ease investor concerns.

In late 1998, there were signs of inventory build-up in many sectors of the economy, suggesting a manufacturing slowdown in the first half of the year and accounting in part for our slow-growth forecast. A small acceleration in GDP growth is possible later in the year, as companies rebuild depleted stock piles of goods.

We continue to be cautious about bond markets because there are still many imponderables overseas. The Series' duration--its sensitivity to interest rate changes--was at around six years at the end of 1998, equivalent to an average maturity of just under ten years. This bullish positioning reflects our view that interest rates will be confined to a narrow range for some time. As we be-gin 1999, we will continue to allocate the Series' cash inflows to existing holdings and sectors as opportunities pre-sent themselves. Our emphasis will remain on better quality U.S. corporate debt, which we believe offers the best combination of yield and price performance for the Series shareholders.

                             [CHART APPEARS HERE]


   Date       Bond Income Series      Lehman Gov't/corp   Lehman Cost of Living
   ----       ------------------      -----------------   ---------------------
 12/31/88          $10,000                $10,000               $10,000
 12/31/89          $11,230                $11,277               $10,465
 12/31/90          $12,138                $12,311               $11,104
 12/31/91          $14,318                $14,112               $11,444
 12/31/92          $15,489                $15,124               $11,776
 12/31/93          $17,442                $16,452               $12,100
 12/31/94          $16,855                $16,134               $12,423
 12/31/95          $20,428                $18,605               $12,739
 12/31/96          $21,370                $19,360               $13,162
 12/31/97          $23,699                $20,884               $13,386
 12/31/98          $25,840                $22,642               $13,610

 Average Annual Total Return
                                                                Lipper Variable
                                Lehman Intermediate               A-Rated Corp.
                  Bond Income     Government Corp.   COL/1/    Bond Fund Avg./6/

         1 year       9.0%              8.4%          1.6%            8.1%
        3 years       8.1               6.8           2.2             6.6
        5 years       8.2               6.6           2.4             6.7
       10 years      10.0               8.5           3.1             9.8
Since Inception      10.4               9.5           3.2             n/a

--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]  Fund Facts
Back Bay Advisors Bond Income Series

Goal: A high level of current income consistent with the protection of capital and moderate investment risk.

Start date: August 26, 1983

Size: $268 million as of December 31, 1998

Manager: Catherine Bunting has managed the Series since 1989. She has also served as portfolio manager of New England Bond Income Fund since 1989. She joined Back Bay Advisors in April 1987.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Back Bay Advisors Bond Income Series)

Investments as of December 31, 1998

Bonds & Notes--97.0% of Total Net Assets

     Face
    Amount                                                          Value (a)

              Aerospace--1.9%
 $  4,700,000 Lockheed Martin Corp., 7.250%, 5/15/2006..........   $  5,088,408
                                                                   ------------

              Business Services--1.2%
    3,000,000 Equifax, Inc., 6.900%, 7/01/2028..................      3,116,220
                                                                   ------------

              Containers--1.0%
    1,500,000 Owens-Illinois, Inc., 7.150%, 5/15/2005...........      1,522,695
    1,000,000 Owens-Illinois, Inc., 8.100%, 5/15/2007...........      1,073,810
                                                                   ------------
                                                                      2,596,505
                                                                   ------------

              Electric Utilities--8.9%
    5,800,000 Arizona Public Service Corp., 8.000%, 12/30/2015..      6,705,728
    1,000,000 BVPS II Funding Corp., 8.680%, 6/01/2017..........      1,159,330
    2,000,000 BVPS II Funding Corp., 8.890%, 6/01/2017..........      2,394,700
    3,000,000 CalEnergy, Inc.,
               9.500%, 9/15/2006................................      3,330,000
    1,000,000 CalEnergy, Inc.,
               7.630%, 10/15/2007...............................      1,067,630
    4,000,000 CalEnergy, Inc.,
               7.520%, 9/15/2008................................      4,201,400
    2,878,000 EIP Funding Corp., 10.250%, 10/01/2012............      3,436,562
    1,500,000 Public Service Co. of New Mexico, 7.100%,
               8/01/2005........................................      1,513,950
                                                                   ------------
                                                                     23,809,300
                                                                   ------------

              Federal Agencies--4.5%
       22,554 Federal Home Loan Bank,
               9.000%, with various maturities to 2001..........         22,761
    5,796,434 Government National Mortgage Association, 7.000%
               with various maturities to 2025..................      5,932,245
    4,645,547 Government National Mortgage Association, 7.500%
               with various maturities to 2025..................      4,791,845
    1,147,622 Government National Mortgage Association, 8.500%
               with various maturities to 2022..................      1,223,163
      142,620 Government National Mortgage Association, 9.000%,
               10/15/2016.......................................        153,144
                                                                   ------------
                                                                     12,123,158
                                                                   ------------

              Finance & Banking--13.6%
    2,000,000 American General Financing, 5.750%, 11/01/2003....      2,008,980
    7,180,000 American General Financing, 8.450%, 10/15/2009....       8,591,803
    5,660,000 Associates Corporation of North America, 8.550%,
               7/15/2009........................................       6,848,317
    2,500,000 Associates Corporation of North America, 7.950%,
               2/15/2010........................................       2,913,075
    7,645,000 BB & T Corp., 6.375%, 6/30/2005...................       7,846,446
    4,800,000 NCNB Corp., 9.375%, 9/15/2009.....................       6,086,064
    1,800,000 Pitney Bowes Credit Corp., 8.550%, 9/15/2009......       2,240,766
                                                                   ------------
                                                                     36,535,451
                                                                   ------------

              Foreign--5.0%
   10,900,000 Government of Canada, 7.250%, 6/01/2007 (CAD).....      8,281,433
    2,000,000 Government of Canada, 5.250%, 11/05/2008..........      2,012,060
    4,500,000 Province of British Columbia, 7.750%, 6/16/2003
               (CAD)............................................      3,259,372
                                                                   ------------
                                                                     13,552,865
                                                                   ------------

              Media & Entertainment--7.8%
    3,100,000 Continental Cablevision, Inc.,
               9.500%, 8/01/2013................................       3,661,906
    2,000,000 CSC Holdings, Inc., 7.875%, 12/15/2007............       2,114,720
    5,500,000 News America Holdings, Inc., 8.250%, 8/10/2018....       6,252,015
    1,800,000 News America Holdings, Inc., 7.750%, 2/01/2024....       1,951,596
      600,000 Time Warner, Inc., 9.150%, 2/01/2023..............         784,962
      500,000 Tele-Communications, Inc., 9.800%, 2/01/2012......         667,660
    2,935,000 Tele-Communications, Inc., 9.250%, 1/15/2023......       3,341,879
    2,150,000 USA Networks, Inc., 6.750%, 11/15/2005............       2,150,924
                                                                   ------------
                                                                     20,925,662
                                                                   ------------

              Paper--1.1%
    1,500,000 Abitibi-Consolidated, Inc., 6.950%, 4/01/2008.....       1,460,040
      482,730 Fort Howard Trust, 11.000%, 1/02/2002.............         482,730
    1,000,000 Pope and Talbot, Inc., 8.375%, 6/01/2013..........         921,320
                                                                   ------------
                                                                      2,864,090
                                                                   ------------


                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Bond Income Series)

Investments as of December 31, 1998

Bonds & Notes--(Continued)

     Face
    Amount                                                          Value (a)

              Retail--1.7%
 $    450,000 Safeway, Inc.,
               6.050%, 11/15/2003...............................   $    455,422
    4,000,000 Bear Stearns Cos., Inc., 6.200%, 3/30/2003........      4,035,000
                                                                   ------------
                                                                      4,490,422
                                                                   ------------

              Securities--1.5%
    3,750,000 Fred Meyer, Inc.,
               7.375%, 3/01/2005................................      3,974,100
                                                                   ------------

              Telecommunications--15.4%
    4,300,000 AT&T Corp., 8.350%, 1/15/2025.....................      4,916,792
    5,000,000 AT&T Corp., 8.625%, 12/01/2031....................      5,594,450
    1,000,000 GTE Corp., 9.100%, 6/01/2003......................      1,137,320
    1,200,000 GTE Corp., 7.510%, 4/01/2009......................      1,374,576
    4,800,000 GTE Corp., 7.900%, 2/01/2027......................      5,340,048
    3,500,000 GTE South, Inc.,
               6.125%, 6/15/2007................................      3,634,050
    6,500,000 LCI International, Inc., 7.250%, 6/15/2007........      6,693,570
    1,186,000 Qwest Communications International, Inc., 10.875%,
               4/01/2007........................................      1,366,865
    2,000,000 Qwest Communications International, Inc., 7.500%,
               11/01/2008.......................................      2,092,500
    4,900,000 Sprint Capital Corp., 5.700%, 11/15/2003..........      4,897,550
    3,761,000 WorldCom, Inc.,
               8.875%, 1/15/2006................................      4,098,437
                                                                   ------------
                                                                     41,146,158
                                                                   ------------

              U.S. Government--14.1%
    2,400,000 U.S. Treasury Bonds, 5.500%, 8/15/2028............      2,512,128
    9,000,000 U.S. Treasury Notes, 8.500%, 11/15/2000...........      9,618,660
    2,500,000 U.S. Treasury Notes, 8.000%, 5/15/2001............      2,687,400
   10,000,000 U.S. Treasury Notes, 6.625%, 3/31/2002............     10,580,000
    6,000,000 U.S. Treasury Notes, 5.750%, 4/30/2003............      6,245,700
    3,000,000 U.S. Treasury Notes, 5.750%, 8/15/2003............      3,134,190
    3,000,000 U.S. Treasury Notes, 4.750%, 11/15/2008...........      3,023,340
                                                                   ------------
                                                                     37,801,418
                                                                   ------------

              Utilities--1.3%
      600,000 Gulf CDA Resource's, Ltd., 8.350%, 8/01/2006......        598,284
    3,000,000 United Utilities PLC, 6.250%, 8/15/2005...........      3,028,800
                                                                   ------------
                                                                      3,627,084
                                                                   ------------

              Yankee--18.0%
    1,000,000 Bridas Co., 12.500%, 6/10/2003....................      1,050,000
    3,600,000 Freeport Term Malta PLC, 144A, 7.250%, 5/15/2028..      3,715,632
    9,500,000 Hydro Quebec,
               8.050%, 7/07/2024................................     11,554,565
    6,000,000 Merita Bank, Ltd., 7.500%, 12/29/2049.............      6,046,500
    2,500,000 Multicanal S.A.,
               9.250%, 2/01/2002................................      2,300,000
      615,000 Multicanal S.A., 10.500%, 4/15/2018...............        522,750
    1,000,000 Pemex Finance, 5.720%, 11/15/2003.................      1,000,000
    2,000,000 Pemex Finance,
               8.020%, 5/15/2007................................      2,000,000
      500,000 Pemex Petroleos Mexicanos, 8.625%, 12/01/2023.....        382,500
    2,500,000 Petroleos Mexicanos, 144A,
               8.625%, 12/01/2023...............................      1,912,500
    1,000,000 Pioneer Natural Resources Co., 6.500%, 1/15/2008..        850,440
    5,100,000 Smurfit Capital, 6.750%, 11/20/2005...............      5,135,598
    2,200,000 Republic of Argentina, 11.000%, 12/04/2005........      2,183,500
    4,090,000 Republic of Columbia, 7.250%, 2/15/2003...........      3,568,525
    1,000,000 Republic of Columbia, 7.250%, 2/23/2004...........        852,500
    3,000,000 Republic of Columbia, 7.625%, 2/15/2007...........      2,497,500
    2,000,000 Republic of Columbia, 8.660%, 10/07/2016..........      1,767,500
    1,000,000 YPF Sociedad Anonima, 7.250%, 3/15/2003...........        940,140
                                                                   ------------
                                                                     48,280,150
                                                                   ------------
              Total Bonds and Notes
               (Identified Cost $253,278,531)...................    259,930,991
                                                                   ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Bond Income Series)

Investments as of December 31, 1998

Warrant--0.1%

    Shares                                                           Value (a)

        2,200 Republic of Argentina..............................   $     99,000
                                                                    ------------
              Total Warrant
               (Identified Cost $49,544).........................   $     99,000
                                                                    ------------

Short-Term Investment--1.1%

 Face Amount

 $  2,997,000 Household Finance Corp., 5.000%, 1/04/99....   $  2,995,751
                                                             ------------
              Total Short-Term Investment
               (Identified Cost $2,995,751)...............      2,995,751
                                                             ------------
              Total Investments--98.2%
               (Identified Cost $256,323,826)(b)..........    263,025,742
              Other assets less liabilities...............      4,764,779
                                                             ------------
              Total Net Assets--100%......................   $267,790,521
                                                             ============
(a)  See Note 1A of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 1998 the net unrealized appreciation on investments based on cost of $256,524,476 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation
    for all investments in which there is an excess of
    value over tax cost....................................  $  8,216,054
   Aggregate gross unrealized depreciation
    for all investments in which there is an excess of tax
    cost over value........................................    (1,714,788)
                                                             ------------
   Net unrealized appreciation.............................  $  6,501,266
                                                             ============

144A--Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,628,132 or 2.1% of net assets.
CAD--Security denominated in Canadian Dollars

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Bond Income Series)

Statement of Assets & Liabilities
December 31, 1998

Assets
 Investments at value....................................           $263,025,742
 Cash....................................................                  2,034
 Receivable for:
 Fund shares sold........................................                907,227
 Dividends and interest..................................              4,386,031
 Due from Investment Adviser.............................                 22,149
                                                                    ------------
                                                                     268,343,183
Liabilities
 Payable for:
 Fund shares redeemed....................................  $385,002
 Withholding taxes.......................................     2,606
 Accrued expenses:
 Management fees.........................................    89,206
 Deferred trustees' fees.................................    42,193
 Other expenses..........................................    33,655
                                                           --------
                                                                         552,662
                                                                    ------------
                                                                    $267,790,521
                                                                    ============
Net Assets
 Net Assets consist of:
 Capital paid in.........................................           $260,537,100
 Undistributed net investment income.....................                122,796
 Accumulated net realized gains (losses).................                428,181
 Unrealized appreciation (depreciation) on investments
  and foreign currency...................................              6,702,444
                                                                    ------------
Net Assets...............................................           $267,790,521
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($267,790,521 divided by 2,436,936 shares of beneficial
 interest)...............................................           $     109.89
                                                                    ============
Identified cost of investments...........................           $256,323,826
                                                                    ============

Statement of Operations
Year Ended December 31, 1998

Investment Income
 Interest...........................................              $16,370,666(a)
                                                                  -----------
Expenses
 Management fees....................................  $  917,376
 Trustees' fees and expenses........................      20,551
 Custodian..........................................      90,602
 Audit and tax services.............................      14,208
 Legal..............................................      15,965
 Printing...........................................      28,325
 Insurance..........................................       6,458
 Miscellaneous......................................       4,326
                                                      ----------
  Total expenses....................................                1,097,811
                                                                  -----------
Net investment income...............................               15,272,855
Realized and Unrealized Gain (Loss) on Investments
 and Foreign Currency Transactions
 Realized gain (loss) on:
 Investments--net...................................   4,748,027
 Foreign currency transactions--net.................    (904,513)
                                                      ----------
  Total realized gain (loss) on investments and
   foreign currency transactions....................   3,843,514
                                                      ----------
 Unrealized appreciation
  (depreciation) on:
 Investments--net...................................     977,988
 Foreign currency transactions--net.................         528
                                                      ----------
  Total unrealized appreciation (depreciation) on
   investments and foreign currency transactions....     978,516
                                                      ----------
Net gain (loss) on investment transactions..........                4,822,030
                                                                  -----------
Net Increase (Decrease) in Net Assets From
 Operations.........................................              $20,094,885
                                                                  ===========

(a) Net of foreign taxes of: $2,606.

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Bond Income Series)

Statement of Changes in Net Assets

                                                      Year Ended    Year Ended
                                                     December 31,  December 31,
                                                         1997          1998
                                                     ------------  ------------
From Operations
 Net investment income.............................  $ 13,029,862  $ 15,272,855
 Net realized gain (loss) on investments and
  foreign currency transactions....................     1,604,656     3,843,514
 Unrealized appreciation (depreciation) on
  investments, and foreign currency transactions...     4,839,580       978,516
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.    19,474,098    20,094,885
                                                     ------------  ------------
From Distributions to Shareholders
 Net investment income.............................   (13,039,485)  (14,982,245)
 Net realized gain on investments..................    (1,850,904)   (3,901,599)
                                                     ------------  ------------
                                                      (14,890,389)  (18,883,844)
                                                     ------------  ------------
From Capital Shares Transactions
 Proceeds from sale of shares......................    54,067,705   107,261,482
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........    13,039,485    14,982,245
 Distributions from net realized gain..............     1,850,904     3,901,599
                                                     ------------  ------------
                                                       68,958,094   126,145,326
 Cost of shares redeemed...........................   (51,012,776)  (62,453,829)
                                                     ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions.......................    17,945,318    63,691,497
                                                     ------------  ------------
 Total increase (decrease) in net assets...........    22,529,027    64,902,538
Net Assets
 Beginning of the year.............................   180,358,956   202,887,983
                                                     ------------  ------------
 End of the year...................................  $202,887,983  $267,790,521
                                                     ============  ============
Undistributed (overdistributed) Net Investment
 Income
 Beginning of the year.............................  $    146,994  $       (939)
                                                     ============  ============
 End of the year...................................  $       (939) $    122,796
                                                     ============  ============
Number of Shares of the Fund:
 Issued from the sale of shares....................       489,276       947,129
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........       120,361       136,974
 Distributions from net realized gain..............        16,902        35,568
                                                     ------------  ------------
                                                          626,539     1,119,671
 Redeemed..........................................      (464,412)     (552,385)
                                                     ------------  ------------
 Net change........................................       162,127       567,286
                                                     ============  ============

Financial Highlights

                                         Year Ended December 31,
                               ------------------------------------------------
                                 1994      1995      1996      1997      1998
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 106.14  $  95.53  $ 108.67  $ 105.63  $ 108.52
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      7.05      7.34      7.72      7.43      6.76
 Net Realized and Unrealized
  Gain (Loss) on Investments.    (10.61)    12.85     (2.70)     4.05      3.00
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................     (3.56)    20.19      5.02     11.48      9.76
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (7.05)    (7.05)    (7.74)    (7.51)    (6.64)
 Distributions From Net
  Realized Capital Gains.....      0.00      0.00     (0.32)    (1.08)    (1.75)
                               --------  --------  --------  --------  --------
 Total Distributions.........     (7.05)    (7.05)    (8.06)    (8.59)    (8.39)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $  95.53  $ 108.67  $ 105.63  $ 108.52  $ 109.89
                               ========  ========  ========  ========  ========
Total Return (%).............      (3.4)     21.2       4.6      10.9       9.0
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.44      0.55      0.52      0.52      0.48
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      6.75      7.22      7.22      6.97      6.66
Portfolio Turnover Rate (%)..        82        73        98        40        82
Net Assets, End of Year
 (000).......................  $126,234  $162,712  $180,359  $202,888  $267,791

                See accompanying notes to financial statements.

Salomon Brothers U.S. Government Series
Portfolio Manager: Roger Lavan Salomon Brothers Asset Management Inc


[PHOTO OF ROGER LAVAN APPEARS HERE]

Q. How did the Series perform in 1998?

A. The Salomon Brothers U.S. Government Series returned 7.5% (based on net as-set value) for 1998, outperforming in its Lipper Variable Products U.S. Mort-gage and GNMA Fund Average/17/, which returned 7.3% for 1998. However, the Se-ries lagged the broader Lehman Brothers Intermediate U.S. Government Index/9/ which returned 8.5% over the year. The Series' performance resulted from its shift into longer duration bonds and a sizable allocation to Treasuries.

Q. How did you manage the Series during the year?

A. In January, we believed that Asia's economic woes would slow economic growth in the U.S and push inflation lower. This would enable interest rates, in par-ticular long term rates, to move modestly lower, pushing bond prices higher. To take advantage of our expectations for lower interest rates and a flatter yield curve, we moved the Series at year-end 1997 into a slightly long duration barbelled position while overweighting discount mortgage securities.

We held this position until mid-August when it became apparent that the global economy would slow down more than thought previously and the Federal Reserve Board would ease monetary policy. We strategically reduced the Series' barbell position by swapping long maturity Treasuries and mortgages into 5-year Trea-suries. The 5-year area of the Treasury curve often performs best just prior to a Federal easing cycle, and this time was no exception. To maintain duration, we sold mortgage securities trading above par and bought discount pass-throughs.

During the fourth quarter, it became apparent to investors that the global mar-ket crisis that began mid-1997 had stabilized. A 0.75% cut of the Federal Re-serve Board Funds Rate restored investor confidence and liquidity in the mar-kets. The main strategy change in the Series was a reallocation to mortgage pass-throughs from Treasuries. Presently, 69% of the portfolio consists of mortgages, up 14% from the end of the third quarter.

Q. What is your outlook for the Series in 1999?

A. After seven years of uninterrupted growth, the U.S. economy faces a period of slowing expansion and threatened instability. Although key areas of economic activity remain buoyant, gradual slowing remains a likely scenario for 1999. The Federal Reserve Board will probably condition further easing on renewed in-tensification of financial stress or evidence that demand pressures are reced-ing.

We expect interest rates to generally move lower in the first few months of the year, followed by a gradual rise through the end of 1999. With the expectation of further Federal Reserve Board easing, we look for the yield curve to steep-en. As such, long-term bonds may stabilize in a range centered on 5% as long-term inflation expectations fall.

                             [GRAPH APPEARS HERE]

          Date           Salomon US Gov't    Lehman Intermediate Government
          ----           ----------------    ------------------------------
        10/31/94             $10,000                     $10,000
        12/31/94             $10,060                     $9,989
        12/31/95             $11,571                     $11,430
        12/31/96             $11,955                     $11,894
        12/31/97             $12,979                     $12,832
        12/31/98             $13,953                     $13,924

 Average Annual Total Return

                                           Lehman           Lipper Variable
                     US Government       Intermediate         US Mortgage
                         Series        US Government/4/       and GNMA/17/

           1 year         7.5%               8.5%                 7.3%
          3 years         6.4                6.7                  6.7
  Since Inception         8.3                8.2                  n/a

--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]  Fund Facts

Goal: A high level of current income consistent with the preservation of capital and maintenance of liquidity.

Start date: October 31, 1994

Size: $46 million as of December 31, 1998

Managers: Roger Lavan has managed the Series since its inception in 1994. Mr. Lavan has managed the Salomon Brothers Investment Series--U.S. Government Income Fund and the North American U.S. Government Securities Fund since January 1992. He joined Salomon Brothers Asset Management Inc in 1990.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Salomon Brothers U.S. Government Series)

Investments as of December 31, 1998

Bonds & Notes--90.5% of Total Net Assets

    Face
   Amount                                                             Value (a)
            Federal Agency--71.8%
 $  300,000 Federal Home Loan Banks 5.940%, 6/13/00...............   $   304,323
  1,000,000 Federal Home Loan Banks 5.800%, 9/02/08...............     1,033,520
    198,431 Federal Home Loan Mortgage 7.500%, 5/01/07............       204,384
     16,430 Federal Home Loan Mortgage 6.000%, 10/01/10...........        16,502
    312,848 Federal Home Loan Mortgage 7.000%, 7/01/11............       319,887
     49,113 Federal Home Loan Mortgage 11.750%, 1/01/12...........        55,820
    474,293 Federal Home Loan Mortgage 6.500%, 8/01/13............       481,256
    750,000 Federal Home Loan Mortgage 10.000%, 3/01/16...........       815,625
    258,593 Federal Home Loan Mortgage 8.250%, 4/01/17............       270,928
    150,337 Federal Home Loan Mortgage 9.000%, 10/01/17...........       158,934
    325,179 Federal Home Loan Mortgage 8.000%, 12/01/19...........       336,765
    344,956 Federal Home Loan Mortgage 10.500%, 6/01/20...........       382,180
    758,973 Federal Home Loan Mortgage 8.000%, 7/01/20............       795,563
    900,000 Federal Home Loan Mortgage 6.247%, 3/25/21............       929,250
    215,287 Federal Home Loan Mortgage 7.000%, 4/15/21............       217,640
     57,813 Federal Home Loan Mortgage 6.500%, 5/01/26............        58,283
     55,047 Federal Home Loan Mortgage 6.500%, 6/01/26............        55,495
    790,914 Federal Home Loan Mortgage 6.500%, 7/01/26............       797,345
  1,347,375 Federal Home Loan Mortgage 6.000%, 10/01/28...........     1,330,951
  2,692,620 Federal Home Loan Mortgage 6.000%, 11/01/28...........     2,659,797
  3,000,000 Federal Home Loan Mortgage 6.000%, TBA................     2,963,430
    194,107 Federal National Mortgage Association 6.500%, 6/01/08.       196,924
    913,455 Federal National Mortgage Association 6.500%, 4/01/13.       926,300
    628,108 Federal National Mortgage Association 6.500%, 7/01/13.       636,940
     18,133 Federal National Mortgage Association 14.500%,
             11/01/14.............................................        21,929
     53,602 Federal National Mortgage Association 12.500%,
             9/01/15..............................................        62,714
    430,255 Federal National Mortgage Association 12.000%,
             10/01/15.............................................       487,139
     57,203 Federal National Mortgage Association 13.000%,
             11/01/14.............................................        68,214
    257,468 Federal National Mortgage Association 12.500%,
             1/01/16..............................................       301,237
     26,538 Federal National Mortgage Association 12.000%,
             1/01/16..............................................        30,917
     16,950 Federal National Mortgage Association 11.500%,
             9/01/19..............................................        19,408
    334,626 Federal National Mortgage Association 6.500%,
             3/01/26..............................................       336,925
  1,387,912 Federal National Mortgage Association 6.911%,
             12/28/28.............................................     1,401,791
  4,400,000 Federal National Mortgage Association 6.500%, TBA.....     4,428,864
  3,150,000 Federal National Mortgage Association 7.000%, TBA.....     3,213,000
  4,750,000 Federal National Mortgage Association 6.000%, TBA.....     4,687,632
    800,000 Federal National Mortgage Association 6.527%,
             5/25/30..............................................       830,000
    104,610 Government National Mortgage Association 9.000%,
             10/20/16.............................................       111,571
    219,790 Government National Mortgage Association 9.000%,
             12/15/16.............................................       234,500
    300,000 Student Loan Marketing Association 7.500%, 3/08/00....       308,826
    396,727 U.S. Department of Veteran Affairs 7.250%, 10/15/10...       396,973
                                                                     -----------
                                                                      32,889,682
                                                                     -----------
            U. S. Treasury--18.7%
    100,000 U.S. Treasury Bonds 6.375%, 8/15/27...................       114,937
    200,000 U.S. Treasury Bonds 5.250%, 11/15/28..................       204,750
  1,500,000 U.S. Treasury Notes 4.500%, 9/30/00...................     1,497,930
    200,000 U.S. Treasury Notes 6.500%, 5/31/01...................       208,544
    250,000 U.S. Treasury Notes 5.625%, 12/31/02..................       258,505
    600,000 U.S. Treasury Notes 5.750%, 4/30/03...................       624,570
  1,400,000 U.S. Treasury Notes 6.625%, 5/15/07...................     1,578,276
    850,000 U.S. Treasury Notes 6.125%, 8/15/07...................       930,529
  1,050,000 U.S. Treasury Notes 5.625%, 5/15/08...................     1,120,381
  2,000,000 U.S. Treasury Notes 4.750%, 11/15/08(c)...............     2,015,560
                                                                     -----------
                                                                       8,553,982
                                                                     -----------
            Total Bonds & Notes
             (Identified Cost $41,040,840)........................    41,443,664
                                                                     -----------

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers U.S. Government Series)

Investments as of December 31, 1998

Short-Term Investments--46.7%

    Face
   Amount                                                          Value (a)
 $5,406,000 Repurchase agreement with J.P. Morgan dated
             12/31/1998 at 4.68% to be repurchased at
             $5,408,811 on 1/04/1999 collateralized by
             $4,525,000 U.S. Treasury Bond 6.75% due 8/15/26
             with a value of $5,514,844........................   $  5,406,000
  7,000,000 Repurchase agreement with State Street Corp. dated
             12/31/1998 at 4.85% to be repurchased at
             $7,003,772 on 1/04/1999 collateralized by
             $6,605,000 U.S. Treasury Note 6.25% due 2/15/2003
             with a value of $7,141,656........................      7,000,000
  7,000,000 Repurchase agreement with Warburg Dillon Reed LLC dated 12/31/1998 at 4.75% to be repurchased at
             $7,003,694 on 1/04/1999 collateralized by
             $6,123,000 U.S. Treasury Bond 6.375% due 8/15/2027
             with a value of $7,140,949........................      7,000,000
  2,000,000 Safeway, Inc. 6.000%, 1/06/1999....................      1,998,333
                                                                  ------------
            Total Short-Term Investments
             (Identified Cost $21,404,333).....................     21,404,333
                                                                  ------------
            Total Investments--137.2%
             (Identified Cost $62,445,173)(b)..................     62,847,997
            Other assets less liabilities......................    (17,041,430)
                                                                  ------------
            Total Net Assets--100%.............................   $ 45,806,567
                                                                  ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At December 31, 1998 the net unrealized appreciation on investments based on cost of $62,452,564 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost................. $466,355
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value.................  (70,922)
                                                                     --------
   Net unrealized appreciation...................................... $395,433
                                                                     ========

(c) Portion of or entire principal amount delivered as collateral for reverse repurchase agreement.

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers U.S. Government Series)

Statement of Assets & Liabilities
December 31, 1998

Assets
 Investments at value..................................              $62,847,997
 Receivable for:
 Fund shares sold......................................                  276,465
 Dividends and interest................................                  286,764
 Unamortized organization expense......................                    1,679
                                                                     -----------
                                                                      63,412,905
Liabilities
 Payable for:
 Securities purchased..................................  $15,288,316
 Reverse repurchase agreements.........................    2,022,500
 Fund shares redeemed..................................      250,164
 Due to custodial bank.................................        7,507
 Accrued expenses:
 Management fees.......................................       21,245
 Deferred trustees' fees...............................        2,934
 Other expenses........................................       13,672
                                                         -----------
                                                                      17,606,338
                                                                     -----------
                                                                     $45,806,567
                                                                     ===========
Net Assets
 Net Assets consist of:
 Capital paid in.......................................              $45,289,221
 Undistributed net investment income...................                   16,486
 Accumulated net realized gains (losses)...............                   98,036
 Unrealized appreciation (depreciation) on investments.                  402,824
                                                                     -----------
Net Assets.............................................              $45,806,567
                                                                     ===========
Computation of offering price:
Net asset value and redemption price per share
 ($45,806,567 divided by 3,993,162 shares of beneficial
 interest).............................................              $     11.47
                                                                     ===========
 Identified cost of investments........................              $62,445,173
                                                                     ===========

Statement of Operations
Year Ended December 31, 1998

Investment Income
 Interest..............................................            $1,969,168(a)
                                                                   ----------
Expenses
 Management fees.......................................  $169,287
 Trustees' fees and expenses...........................     9,067
 Custodian.............................................    28,689
 Audit and tax services................................    17,618
 Legal.................................................       915
 Printing..............................................     5,297
 Insurance.............................................       969
 Amortization of organization expenses.................     2,008
 Miscellaneous.........................................     3,391
                                                         --------
  Total expenses.......................................   237,241
  Less expenses assumed by the investment adviser......   (21,784)    215,457
                                                         --------  ----------
Net investment income..................................             1,753,711
Realized and Unrealized Gain (Loss) on Investments
 Realized gain (loss) on:
 Investments--net......................................               273,855
 Unrealized appreciation (depreciation) on:
 Investments--net......................................               196,244
                                                                   ----------
Net gain (loss) on investment transactions.............               470,099
                                                                   ----------
Net Increase (decrease) in Net Assets from Operations..            $2,223,810
                                                                   ==========

(a) Net of interest expense of $26,668.

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers U.S. Government Series)

Statement of Changes in Net Assets

                                                       Year Ended    Year Ended
                                                      December 31,  December 31,
                                                          1997          1998
                                                      ------------  ------------
From Operations
 Net investment income..............................  $ 1,083,527   $  1,753,711
 Net realized gain (loss) on investments............       78,575        273,855
 Unrealized appreciation (depreciation) on
  investments.......................................      227,116        196,244
                                                      -----------   ------------
 Increase (decrease) in net assets from operations..    1,389,218      2,223,810
                                                      -----------   ------------
From Distributions to Shareholders
 Net investment income..............................   (1,038,280)    (1,671,941)
 Net realized gain on investments...................     (154,231)      (240,092)
                                                      -----------   ------------
                                                       (1,192,511)    (1,912,033)
                                                      -----------   ------------
From Capital Shares Transactions
 Proceeds from sale of shares.......................   14,986,752     35,229,571
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........    1,038,280      1,671,941
 Distributions from net realized gain...............      154,231        240,092
                                                      -----------   ------------
                                                       16,179,263     37,141,604
 Cost of shares redeemed............................   (7,443,287)   (13,790,161)
                                                      -----------   ------------
 Increase (decrease) in net assets derived from
  capital share transactions........................    8,735,976     23,351,443
                                                      -----------   ------------
 Total increase (decrease) in net assets............    8,932,683     23,663,220
Net Assets
 Beginning of the year..............................   13,210,664     22,143,347
                                                      -----------   ------------
 End of the year....................................  $22,143,347   $ 45,806,567
                                                      ===========   ============
Undistributed Net Investment Income
 Beginning of the year..............................  $     6,776   $          0
                                                      ===========   ============
 End of the year....................................  $         0   $     16,486
                                                      ===========   ============
Number of Shares of the Fund:
 Issued from the sale of shares.....................    1,328,315      3,026,984
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........       93,361        146,131
 Distributions from net realized gain...............       13,834         20,987
                                                      -----------   ------------
                                                        1,435,510      3,194,102
 Redeemed...........................................     (666,852)    (1,189,557)
                                                      -----------   ------------
 Net change.........................................      768,658      2,004,545
                                                      ===========   ============

Financial Highlights

                          October 31, 1994(a)
                                through        Year    Year     Year     Year
                             December 31,     Ended    Ended    Ended    Ended
                                 1994          1995    1996     1997     1998
                          ------------------- ------  -------  -------  -------
Net Asset Value,
 Beginning of Year......        $10.00        $ 9.96  $ 11.04  $ 10.83  $ 11.14
                                ------        ------  -------  -------  -------
Income From Investment
 Operations
 Net Investment Income..          0.10          0.33     0.58     0.53     0.47
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (0.04)         1.16    (0.21)    0.40     0.37
                                ------        ------  -------  -------  -------
 Total From Investment
  Operations............          0.06          1.49     0.37     0.93     0.84
                                ------        ------  -------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.10)        (0.33)   (0.56)   (0.53)   (0.45)
 Distributions From Net
  Realized Capital
  Gains.................          0.00         (0.08)   (0.02)   (0.05)   (0.06)
 Distributions in Excess
  of Net Realized
  Capital Gains.........          0.00          0.00     0.00    (0.04)    0.00
                                ------        ------  -------  -------  -------
 Total Distributions....         (0.10)        (0.41)   (0.58)   (0.62)   (0.51)
                                ------        ------  -------  -------  -------
Net Asset Value, End of
 Year...................        $ 9.96        $11.04  $ 10.83  $ 11.14  $ 11.47
                                ======        ======  =======  =======  =======
Total Return (%)........           0.6(b)       15.0      3.3      8.6      7.5
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.70(c)       0.70     0.70     0.70     0.70
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          5.70(c)       5.62     6.13     6.42     5.70
Portfolio Turnover Rate
 (%)....................         1,409(c)        415      388      572      496
Net Assets, End of Year
 (000)..................        $2,012        $7,542  $13,211  $22,143  $45,807
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          2.54(c)       2.90     1.37     0.98     0.77

(a)  Commencement of operations.
(b)  Not computed on an annualized basis.
(c)  Computed on an annualized basis.

                See accompanying notes to financial statements.

Back Bay Advisors Money Market Series
Portfolio Manager: John Maloney Back Bay Advisors, L.P.

[PHOTO OF JOHN MALONEY APPEARS HERE]


Q. How did the Series perform over the past year?

A. The Series produced a total return of 5.3% (based on net asset value) for the twelve months ending December 31, 1998 and maintained a constant $100.00* share price. The Series' return included the reinvestment of $5.13 per share in income distributions. As of December 31, 1998, Series' seven-day yield was 5.15%.

Q. What was the Fund's investment environment like during the period?

A. The investment environment was excellent for money market investors. In-vestors benefited from ideal economic conditions, a favorable interest rate environment and strong demand for safe, liquid investments. During the period, investor concerns about global economies and the stability of the world's fi-nancial markets caused a "flight-to-quality" that drove U.S. interest rates to historic lows. Demand escalated only for those securities considered to have the highest degree of safety and liquidity, typically U.S. Treasuries. To en-courage economic growth, the Federal Reserve Board cut the Federal Funds rate three times in the fall of 1998--from 5 1/2% to 4 3/4%. The federal funds rate is the rate at which banks lend to each other overnight and is the benchmark for other short-term interest rates.

With this background, money market investments generated solid returns that were particularly attractive in light of their price stability. On average, money market funds returned about 50% of the average total return of all long-term bond funds and about 75% of the average total return of all intermediate-term bond funds followed by Lipper, Inc. in 1998.

Q. What strategies did you use in managing the Fund?

A. We invested in securities with longer maturities in the early part of the period because they offered an attractive yield advantage over securities with shorter maturities. Throughout the entire period, we maintained a fairly long average maturity --60-75 days--, which enhanced the Series' return as interest rates fell. As of December 31, 1998, the Fund's average maturity was 58 days.

Q. What is your outlook for short-term interest rates over the next six months?

A. We think short-term interest rates could move somewhat lower--perhaps an-other one-quarter of one percent cut in the federal funds rate. We anticipate slower U.S. economic growth in 1999, with a slowdown in manufacturing and a reduction in consumer spending. However, much will depend on developments in the global situation and the direction of the stock market.

The events of 1998 have underscored the value of money market holdings, which seek capital preservation and reliable income. In our opinion, a well-rounded investor portfolio is completed by the safety and liquidity of a money market investment.


[GRAPHIC APPEARS HERE]  Fund Facts

Goal: The highest possible level of current income consistent with the preservation of capital.

Start date: August 1, 1983

Size: $204 million as of December 31, 1998

Manager: John Maloney has served as portfolio manager since 1996. Mr. Maloney also manages the New England Tax Exempt Money Market Fund.

*The Back Bay Money Market Series is neither insured nor guaranteed by the U.S. Government. These funds seek but cannot assure a stable share price of $100.00.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Back Bay Advisors Money Market Series)

Investments as of December 31, 1998

Investments--98.1% of Total Net Assets

    Face                                         Interest Maturity
   Value    Description                            Rate     Date    Value (a)

            Certificates of Deposit--25.3%
 $1,000,000 Societe Generale..................    5.730%  01/06/99 $    999,953
  4,000,000 Credit Suisse.....................    5.740%  01/07/99    3,999,916
  1,000,000 Societe Generale New York.........    5.730%  01/07/99      999,976
  1,000,000 Swiss Bank New York...............    5.690%  01/07/99    1,000,036
  8,000,000 Bank of Nova Scotia...............    5.450%  01/08/99    7,998,959
  2,000,000 Rabobank Nederland NV.............    5.430%  01/12/99    1,999,792
  1,000,000 Commerzbank AG New York...........    5.460%  01/15/99    1,000,001
  2,000,000 Dresdner Bank AG New York.........    5.510%  01/15/99    1,999,903
  3,000,000 Societe Generale..................    5.560%  01/19/99    3,000,113
  2,000,000 Canadian Imperial.................    5.550%  02/10/99    2,000,015
  1,000,000 Commerzbank AG New York...........    5.545%  02/10/99    1,000,173
  2,000,000 Deutsche Bank AG New York.........    5.550%  02/11/99    2,000,433
  2,000,000 Commerzbank AG New York...........    5.370%  02/24/99    2,000,613
  1,000,000 Royal Bank of Canada..............    5.645%  03/09/99      999,693
  2,500,000 National Westminster Bank plc.....    5.615%  03/19/99    2,498,994
  2,000,000 Swiss Bank New York...............    5.635%  03/22/99    1,999,355
  1,000,000 Bank of Nova Scotia...............    5.705%  03/31/99    1,001,315
  1,000,000 Societe Generale..................    5.800%  04/01/99    1,001,430
  1,000,000 Deutsche Bank AG New York.........    5.730%  04/16/99    1,000,854
  2,000,000 Societe Generale..................    5.760%  04/16/99    2,002,225
  1,000,000 Rabobank Nederland NV.............    5.700%  04/20/99    1,001,543
  2,000,000 Credit Suisse.....................    5.870%  05/04/99    2,003,719
    500,000 Deutsche Bank AG New York.........    5.820%  05/04/99      500,682
  1,000,000 Svenska Handelsbanken AB Public...    5.750%  05/04/99    1,001,644
  1,000,000 Svenska Handelsbanken.............    5.750%  05/04/99    1,001,723
  2,500,000 Svenska Handelsbanken AB Public...    5.790%  05/07/99    2,504,745
  1,000,000 National Westminster Bank plc.....    5.655%  07/26/99    1,003,114
  1,000,000 National Westminster Bank plc.....    5.655%  07/30/99    1,002,457
  1,000,000 Societe Generale..................    5.710%  08/03/99    1,002,923
                                                                   ------------
            Total Certificates of Deposit
             (Cost $51,526,299)...............                       51,526,299
                                                                   ------------

            Commercial Paper--72.8%

            Asset Backed--3.9%
    500,000 Clipper Receivables Corp. ........    5.480%  01/13/99      499,087
  3,000,000 Clipper Receivables Corp. ........    5.350%  01/21/99    2,991,083
  2,000,000 Clipper Receivables Corp. ........    5.300%  02/09/99    1,988,517
  2,500,000 Clipper Receivables Corp. ........    5.250%  02/12/99    2,484,687
                                                                   ------------
                                                                      7,963,374
                                                                   ------------

            Automotive--15.9%
    500,000 General Motors Acceptance Corp....    5.350%  01/04/99      499,777
  1,500,000 Ford Motor Credit Corp. ..........    5.710%  01/06/99    1,498,810
    500,000 Ford Motor Credit Corp. ..........    5.350%  01/08/99      499,480
  1,335,000 Ford Motor Credit Corp. ..........    5.480%  01/13/99    1,332,561
    460,000 General Motors Acceptance Corp....    5.330%  01/19/99      458,774
  1,010,000 General Motors Acceptance Corp....    5.060%  01/22/99    1,007,019
  2,000,000 General Motors Acceptance Corp....    5.330%  01/22/99    1,993,782
  2,250,000 General Motors Acceptance Corp....    5.160%  01/27/99    2,241,615
  2,000,000 American Honda Finance............    5.130%  01/29/99    1,992,020
  3,000,000 General Motors Acceptance Corp....    5.000%  02/01/99    2,987,083
  3,000,000 PACCAR Financial Corp.............    4.900%  02/03/99    2,986,525
  2,000,000 Ford Motor Credit Corp. ..........    5.080%  02/04/99    1,990,404
  3,000,000 American Honda Finance............    5.230%  02/05/99    2,984,746
  1,000,000 American Honda Finance............    5.080%  02/11/99      994,214
  2,000,000 American Honda Finance............    5.070%  02/12/99    1,988,170

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Money Market Series)

Investments as of December 31, 1998

Investments--(Continued)

                See accompanying notes to financial statements.

    Face                                         Interest Maturity
   Value    Description                            Rate     Date    Value (a)

            Automotive--(Continued)
 $1,000,000 Ford Motor Credit Corp. ..........    5.080%  02/22/99 $    992,662
  3,000,000 Ford Motor Credit Corp. ..........    5.080%  02/23/99    2,977,563
  2,500,000 PACCAR Financial Corp.............    5.040%  03/18/99    2,473,400
    500,000 PACCAR Financial Corp.............    5.100%  03/25/99      494,121
                                                                   ------------
                                                                     32,392,726
                                                                   ------------

            Banking--10.8%
  2,905,000 Deutsche Bank Finance, Inc........    5.170%  01/05/99    2,903,331
  1,000,000 Deutsche Bank Finance, Inc........    5.220%  01/05/99      999,420
  1,970,000 UBS Finance Delaware, Inc.........    5.220%  01/05/99    1,968,857
  1,510,000 UBS Finance Delaware, Inc.........    5.250%  01/05/99    1,509,119
    400,000 Commerzbank U.S. Finance..........    5.420%  01/07/99      399,639
  2,500,000 Commerzbank U.S. Finance..........    5.470%  01/11/99    2,496,201
  1,000,000 Commerzbank U.S. Finance..........    5.060%  01/13/99      998,313
  5,000,000 Northern Trust Co. ...............    5.700%  01/13/99    4,990,500
  1,900,000 Banque National de Paris Canada...    5.220%  02/18/99    1,886,776
  1,305,000 Wells Fargo & Co..................    5.140%  02/25/99    1,294,752
    750,000 Wells Fargo & Co..................    5.020%  03/30/99      740,797
  1,500,000 Banque National de Paris Canada...    4.980%  05/12/99    1,472,817
    375,000 Banque National de Paris Canada...    5.000%  05/12/99      368,177
                                                                   ------------
                                                                     22,028,699
                                                                   ------------

            Diversified Conglomerates--0.5%
    935,000 USAA Capital Corp.................    5.000%  03/31/99      923,442
                                                                   ------------

            Drugs--1.7%
  3,595,000 American Home Products Corp.......    5.150%  03/05/99    3,562,600
                                                                   ------------

            Finance--20.8%
  4,000,000 AIG Funding.......................    4.900%  01/04/99    3,998,367
  3,000,000 American Express Co...............    5.750%  01/06/99    2,997,604
  2,000,000 Household Finance Corp............    5.370%  01/08/99    1,997,912
  1,000,000 Household Finance Corp............    5.300%  01/12/99      998,381
    765,000 American Express Co...............    4.900%  01/14/99      763,646
    890,000 General Electric Capital Corp.....    5.320%  01/19/99      887,633
  2,500,000 Transamerica Finance Group, Inc. .    5.470%  01/20/99    2,492,783
    365,000 General Electric Capital Corp.....    5.330%  01/22/99      363,865
    550,000 Commercial Credit Co. ............    5.170%  01/25/99      548,104
  1,500,000 General Electric Capital Corp.....    5.490%  01/25/99    1,494,510
  1,415,000 Household Finance Corp............    5.160%  01/27/99    1,409,727
    990,000 Associates Corp. of N.A...........    5.320%  01/27/99      986,196
  2,000,000 Household Finance Corp............    5.160%  01/28/99    1,992,260
    315,000 General Electric Capital Corp.....    5.180%  02/04/99      313,459
  1,000,000 Household Finance Corp............    5.000%  02/12/99      994,167
  1,500,000 Avco Financial Services, Inc......    5.250%  02/22/99    1,488,625
  1,525,000 General Electric Capital Corp.....    5.480%  03/08/99    1,509,679
    770,000 General Electric Capital Corp.....    5.070%  03/12/99      762,409
  2,000,000 Associates Corp. of N.A...........    4.910%  03/15/99    1,980,087
  1,250,000 Associates Corp. of N.A...........    4.930%  03/19/99    1,236,819
  1,085,000 Transamerica Finance Corp.........    5.050%  03/22/99    1,072,824
  1,000,000 General Electric Capital Corp.....    5.100%  03/23/99      988,525
  2,715,000 Associates Corp. of N.A...........    4.900%  03/24/99    2,684,698
    420,000 General Electric Capital Corp.....    5.000%  03/25/99      415,158
  3,365,000 CIT Group Holdings................    5.020%  04/06/99    3,320,423
    815,000 General Electric Capital Corp.....    4.990%  04/19/99      802,799
  2,000,000 Transamerica Finance Corp.........    4.980%  05/06/99    1,965,417

New England Zenith Fund
(Back Bay Advisors Money Market Series)

Investments as of December 31, 1998

Investments--(Continued)

                See accompanying notes to financial statements.

    Face                                         Interest Maturity
   Value    Description                            Rate     Date    Value (a)

            Finance--(Continued)
 $  400,000 General Electric Capital Corp.....    4.980%  05/17/99 $    392,475
  1,500,000 General Electric Capital Corp.....    4.900%  05/28/99    1,469,988
                                                                   ------------
                                                                     42,328,540
                                                                   ------------

            Insurance--4.4%
    500,000 Prudential Funding Corp. .........    5.360%  01/12/99      499,181
  1,500,000 Prudential Funding Corp. .........    5.470%  01/14/99    1,497,037
    910,000 Prudential Funding Corp. .........    5.090%  01/15/99      908,199
    500,000 Prudential Funding Corp. .........    5.330%  01/21/99      498,519
  1,375,000 Prudential Funding Corp. .........    5.060%  02/01/99    1,369,009
    740,000 Prudential Funding Corp. .........    5.050%  02/03/99      736,574
  2,000,000 Prudential Funding Corp. .........    5.050%  02/05/99    1,990,181
  1,500,000 Prudential Funding Corp. .........    4.900%  02/09/99    1,492,038
                                                                   ------------
                                                                      8,990,738
                                                                   ------------

            Leasing--0.4%
    800,000 International Lease Finance
             Corp. ...........................    5.900%  01/05/99      799,476
                                                                   ------------

            Retail--4.1%
  1,000,000 J.C. Penney Funding Corp. ........    5.180%  01/15/99      997,986
    600,000 Sears Roebuck Acceptance Corp. ...    5.360%  01/21/99      598,213
  1,000,000 Sears Roebuck Acceptance Corp. ...    5.350%  01/25/99      996,433
    800,000 Sears Roebuck Acceptance Corp. ...    5.280%  02/09/99      795,424
  1,100,000 Sears Roebuck Acceptance Corp. ...    5.250%  02/19/99    1,092,140
  1,350,000 Sears Roebuck Acceptance Corp. ...    5.250%  03/08/99    1,337,006
  1,500,000 Sears Roebuck Acceptance Corp. ...    4.930%  03/26/99    1,482,745
  1,000,000 Sears Roebuck Acceptance Corp. ...    5.050%  04/27/99      983,728
                                                                   ------------
                                                                      8,283,675
                                                                   ------------

            Securities--10.3%
  1,000,000 J.P. Morgan & Co. ................    5.200%  01/14/99      998,122
  1,000,000 Goldman Sachs Group...............    5.230%  01/14/99      998,111
    500,000 J.P. Morgan & Co. ................    5.250%  01/14/99      499,052
  3,000,000 Merrill Lynch.....................    5.070%  01/28/99    2,988,593
    800,000 Merrill Lynch.....................    5.350%  01/28/99      796,790
  1,055,000 Merrill Lynch.....................    5.080%  01/29/99    1,050,832
    225,000 Merrill Lynch.....................    5.230%  01/29/99      224,085
  1,500,000 Merrill Lynch.....................    5.100%  02/01/99    1,493,413
  1,500,000 Goldman Sachs Group...............    5.200%  02/10/99    1,491,333
  1,200,000 Merrill Lynch.....................    5.030%  02/11/99    1,193,126
    500,000 Goldman Sachs Group...............    5.180%  02/23/99      496,187
  1,000,000 Goldman Sachs Group...............    5.130%  02/24/99      992,305
  3,850,000 J.P. Morgan & Co. ................    5.100%  02/26/99    3,819,457
  1,000,000 Goldman Sachs Group...............    5.070%  03/18/99      989,297
  3,000,000 Goldman Sachs Group...............    5.000%  04/20/99    2,954,583
                                                                   ------------
                                                                     20,985,286
                                                                   ------------
            Total Commercial Paper (Cost
             $148,258,556)....................                      148,258,556
                                                                   ------------
            Total Investments--98.1% (Cost
             $199,784,855)(b).................                      199,784,855
            Other assets less liabilities.....                        3,812,159
                                                                   ------------
            Total Net Assets--100%............                     $203,597,014
                                                                   ============

(a) See Note 1A of Notes to Financial Statements.
(b) The aggregate cost for federal income tax purposes was $199,784,855.

New England Zenith Fund
(Back Bay Advisors Money Market Series)

Statement of Assets & Liabilities         Statement of Operations
December 31, 1998                         Year Ended December 31, 1998


                See accompanying notes to financial statements.

Assets
 Investments at value....................................           $199,784,855
 Cash....................................................                 23,884
 Receivable for:
 Fund shares sold........................................              3,426,819
 Dividends and interest..................................              1,950,785
                                                                    ------------
                                                                     205,186,343
Liabilities
 Payable for:
 Fund shares redeemed....................................  $745,341
 Dividends declared......................................   718,710
 Accrued expenses:
 Management fees.........................................    50,324
 Deferred trustees' fees.................................    32,053
 Other expenses..........................................    42,901
                                                           --------
                                                                       1,589,329
                                                                    ------------
                                                                    $203,597,014
                                                                    ============
Net Assets
 Net Assets consist of:
 Capital paid in.........................................           $203,597,014
                                                                    ------------
Net Assets...............................................           $203,597,014
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($203,597,014 divided by 2,035,970 shares of beneficial
 interest)...............................................           $     100.00
                                                                    ============
Cost of investments......................................           $199,784,855
                                                                    ============

Investment Income
 Interest..................................................           $7,411,826
                                                                      ----------

Expenses
 Management fees...........................................  $463,281
 Trustees' fees and expenses...............................    14,200
 Custodian.................................................    65,879
 Audit and tax services....................................    11,644
 Legal.....................................................    13,464
 Printing..................................................    22,534
 Insurance.................................................     3,712
 Miscellaneous.............................................     5,573
                                                             --------
  Total expenses...........................................              600,287
                                                                      ----------
Net investment income......................................            6,811,539
                                                                      ----------
Net Increase (decrease) in Net Assets from Operations......           $6,811,539
                                                                      ==========

New England Zenith Fund
(Back Bay Advisors Money Market Series)

Statement of Changes in Net Assets

                See accompanying notes to financial statements.

                                                    Year Ended     Year Ended
                                                   December 31,   December 31,
                                                       1997           1998
                                                   -------------  -------------
From Operations
 Net investment income...........................  $   6,038,343  $   6,811,539
                                                   -------------  -------------
 Increase (decrease) in net assets from
  operations.....................................      6,038,343      6,811,539
                                                   -------------  -------------
From Distributions to Shareholders
 Net investment income...........................     (6,038,343)    (6,811,539)
                                                   -------------  -------------
                                                      (6,038,343)    (6,811,539)
                                                   -------------  -------------
From Capital Shares Transactions
 Proceeds from sale of shares....................    314,876,956    490,854,641
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income........      6,003,198      6,569,907
                                                   -------------  -------------
                                                     320,880,154    497,424,548
 Cost of shares redeemed.........................   (326,870,348)  (404,836,059)
                                                   -------------  -------------
 Increase (decrease) in net assets derived from
  capital share transactions.....................     (5,990,194)    92,588,489
                                                   -------------  -------------
 Total increase (decrease) in net assets.........     (5,990,194)    92,588,489
Net Assets
 Beginning of the year...........................    116,998,719    111,008,525
                                                   -------------  -------------
 End of the year.................................  $ 111,008,525  $ 203,597,014
                                                   =============  =============
Number of Shares of the Fund:
 Issued from the sale of shares..................      3,148,769      4,908,547
 Issued in connection with the reinvestment of:
 Distributions from net investment income........         60,032         65,699
                                                   -------------  -------------
                                                       3,208,801      4,974,246
 Redeemed........................................     (3,268,703)    (4,048,361)
                                                   -------------  -------------
 Net change......................................        (59,902)       925,885
                                                   =============  =============

Financial Highlights

                                         Year Ended December 31,
                                ----------------------------------------------
                                 1994     1995      1996      1997      1998
                                -------  -------  --------  --------  --------
Net Asset Value, Beginning of
 Year.......................... $100.00  $100.00  $ 100.00  $ 100.00  $ 100.00
                                -------  -------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.........    3.89     5.50      4.99      5.08      5.13
                                -------  -------  --------  --------  --------
 Total From Investment
  Operations...................    3.89     5.50      4.99      5.08      5.13
Distributions From Net
 Investment Income.............   (3.89)   (5.50)    (4.99)    (5.08)    (5.13)
                                -------  -------  --------  --------  --------
 Total Distributions...........   (3.89)   (5.50)    (4.99)    (5.08)    (5.13)
                                -------  -------  --------  --------  --------
Net Asset Value, End of Year... $100.00  $100.00  $ 100.00  $ 100.00  $ 100.00
                                =======  =======  ========  ========  ========
Total Return (%)...............     4.0      5.6       5.1       5.3       5.3
Ratio of Operating Expenses to
 Average Net Assets (%)........    0.40     0.50      0.50      0.45      0.45
Ratio of Net Investment Income
 to Average Net Assets (%).....    3.89     5.50      4.99      5.21      5.15
Net Assets, End of Year (000).. $73,960  $90,148  $116,999  $111,009  $203,597
The ratios of expenses to
 average net assets without
 giving effect to the voluntary
 expense agreement described in
 Note 4 to the Financial
 Statements would have been
 (%)...........................      --     0.51      0.50        --        --

New England Zenith Fund

Notes to Financial Statements--December 31, 1998

1. New England Zenith Fund (the "Fund") is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 16, 1986 as amended. The Fund succeeded to the operations of The New England Zenith Fund, Inc. on February 27, 1987. The Fund is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end management investment company.

Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife") and New England Life Insurance Company ("NELICO"), an indirect subsidiary of MetLife, as an investment vehicle for variable life insurance or variable annuity products, although not all Series are available to all such separate accounts.

The Fund's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate series (each a "Series"), with shares of each Series representing interests in a separate portfolio of assets.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the Financial Statements of each Series. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.Security valuation

  As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, the Back Bay Advisors Money Market Series employs the amortized cost method of security valuation which, the Fund's Board of Trustees (the "Board") has determined, approximates the fair market net asset value per share of the Series. The Board monitors the deviations between the Series' net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

  Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services authorized by the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value. Equity securities are valued using the last reported sale price for securities listed on that security's principle trading exchange or on the NASDAQ National Market System (if that is the security's principle trading market), or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price by a broker making a market in such security. Securities and assets for which market quotations are not available are valued at their fair value as determined in good faith by the Fund's advisers and subadvisers, under the supervision of the Board.

  Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a Series' subadviser under the direction of the adviser.

B. Foreign currency translation--The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of

New England Zenith Fund
   the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

  Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Series and the U.S. dollar equivalent of the amounts actually received or paid by each Series. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

  Forward Foreign Currency Contracts--Certain Series may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Series' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Series' investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Series' Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Series has committed to buy or sell is shown in the Schedules of Investments under the caption "Forward Contracts Outstanding." This amount represents the aggregate exposure to each currency the Series has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

  All contracts are "marked-to-market" daily at the applicable translation rates, and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

C. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. In determining gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. Futures contracts--The Westpeak Growth and Income, Goldman Sachs Midcap Value, Westpeak Stock Index, Back Bay Advisors Managed, Loomis Sayles Balanced, Morgan Stanley International Magnum Equity, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities and Davis Venture Value Series each may enter into futures contracts (or options thereon) on the S&P 500 Index or other indices of stocks or on interest-bearing securities or indices thereof, to hedge against changes in the values of securities the Series owns or expects to purchase or, in the case of Goldman Sachs Midcap Value Series, to increase total return. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued by or under the supervision of the Board. Certain risks are associated with investments in futures contracts, including risk of imperfect correlation between the value of a position in futures contracts and the value of the corresponding stocks or bonds that the Series is attempting to hedge. In addition, there is a risk that the Series may not be able to close out its futures positions due to an illiquid secondary market. At December 31, 1998 there were no such contracts outstanding.

E. Repurchase agreements--Each Series, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Series' adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Series may be delayed or limited.

New England Zenith Fund

  The Goldman Sachs Midcap Value Series, together with other registered investment companies having advisory agreements with Goldman Sachs Asset Management or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. At December 31, 1998, the Goldman Sachs Midcap Value Series had undivided interests in the repurchase agreements in the following joint account which equaled $13,400,000, in principal amount. At December 31, 1998 the following repurchase agreements held in this joint account were fully collaterized by Federal Agency obligations.

                                 Principal   Interest  Maturity    Amortized
     Repurchase Agreement          Amount      Rate      Date         Cost
     --------------------       ------------ -------- ---------- --------------
ABN AMRO, Inc. ................ $120,000,000   5.15%  01/04/1999 $  120,000,000
Deutsche Bank..................   77,300,000   5.07%  01/04/1999     77,300,000
Donaldson, Lufkin & Jenrette,
 Inc. .........................  150,000,000   4.95%  01/04/1999    150,000,000
JP Morgan Securities, Inc. ....  700,000,000   4.75%  01/04/1999    700,000,000
Morgan Stanley, Dean Witter,
 Discover & Co. ...............  200,000,000   4.95%  01/04/1999    200,000,000
NationsBanc Montgomery
 Securities, LLC............... $125,000,000   5.15%  01/04/1999    125,000,000
                                                                 --------------
TOTAL JOINT REPURCHASE
 AGREEMENT ACCOUNT.............                                  $1,372,300,000
                                                                 ==============

F. Short Sales Against the Box--The Alger Equity Growth, Morgan Stanley International Magnum Equity and Goldman Sachs Midcap Value Series may hedge against changes in the value of investments by engaging in short sales against the box. The Series had no such transactions during the year ended December 31, 1998.

G. Reverse Repurchase Agreements--The Salomon Brothers U.S. Government and Salomon Brothers Strategic Bond Opportunities Series may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. At the time a Series enters into a reverse repurchase agreement, it will establish and maintain a segregated account at the custodian or a subcustodian, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest. The amount of reverse repurchase agreements outstanding at December 31, 1998 was $2,022,500, which was 4.42% of total assets, for the Salomon Brothers U.S. Government Series. At December 31, 1998, there were no open reverse repurchase agreements for the Salomon Brothers Strategic Bond Opportunities Series.

H. Federal taxes--Each Series, which is a separate taxable entity, intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

I. Dividends and distributions to shareholders--Back Bay Advisors Money Market Series dividends are declared daily to shareholders of record at the time and are paid monthly. Dividends and distributions are recorded by all other Series on the ex-dividend date. Net realized gains from security transactions are distributed at least annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

New England Zenith Fund

2. At December 31, 1998, MetLife held 30,906,686 shares of the Fund in separate accounts funding annuity contracts issued by MetLife. NELICO held the remaining 49,407,695 shares of the Fund then outstanding in separate accounts funding variable life insurance and variable annuity contracts issued by NELICO.

As long as MetLife owns (directly or through NELICO) more than 25% of the Fund's outstanding shares, it will be presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

3. For the year ended December 31, 1998, purchases and sales of securities (excluding short-term investments) for each of the Series were as follows:

                                    Purchases                        Sales
                          ------------------------------ ------------------------------
         Series           U.S. Government     Other      U.S. Government     Other
         ------           --------------- -------------- --------------- --------------
Loomis Sayles Small Cap.        --        $  270,916,657       --        $  216,059,829
Morgan Stanley
 International Magnum
 Equity.................        --            38,309,754       --            23,039,101
Alger Equity Growth.....        --           363,239,639       --           307,976,029
Capital Growth..........        --         3,339,452,561       --         3,330,106,905
Goldman Sachs Midcap
 Value..................    $   516,776      187,575,953       --           193,858,599
Davis Venture Value.....        --           198,453,574       --            80,600,414
Westpeak Growth and
 Income.................        --           286,108,571       --           203,449,286
Westpeak Stock Index....        --            28,600,478       --             4,529,365
Loomis Sayles Balanced..     30,790,250      126,529,497   $33,579,680       79,288,570
Back Bay Advisors
 Managed................        709,625       48,580,776       710,500       52,695,991
Salomon Brothers
 Strategic Bond
 Opportunities..........     16,391,759      243,063,688    16,489,809      212,780,615
Back Bay Advisors Bond
 Income.................     29,627,190      222,453,746    33,934,199      154,710,796
Salomon Brothers U.S.
 Government.............     16,852,400      139,255,215    12,823,242      121,033,390

Purchases and sales of short-term obligations for the Back Bay Advisors Money Market Series aggregated $841,712,667 and $757,017,407, respectively.

New England Zenith Fund

4. TNE Advisers, Inc. ("TNE Advisers") acts as adviser to all of the Series except the Capital Growth Series, for which Capital Growth Management Limited Partnership ("CGM") serves as adviser. Separate advisory agreements for each Series provide for management fees payable by the Series as set forth below:

                              Management
                              Fees Earned        Annual
                          by TNE Advisers for  Percentage                 Based on
                            the Year Ended    Rates Paid to    Series Average Daily Net Asset
         Series            December 31, 1998     Adviser                Value Levels
         ------           ------------------- ------------- ------------------------------------
Loomis Sayles Small Cap       $2,178,725          1.00%     of all assets
 Series.................

Morgan Stanley                   566,848          0.90%     of all assets
 International Magnum
 Equity Series..........

Alger Equity Growth            2,115,106          0.75%     of all assets
 Series.................

Loomis Sayles Avanti
 Growth Series(a)
 (Period January 1, 1998
 through April 30,
 1998)..................         283,565          0.70%     of the first $200 million
                                                  0.65%     of the next $300 million
                                                  0.60%     of amounts in excess of $500 million

Goldman Sachs Midcap
 Value Series(a) (Period
 May 1, 1998 through
 December 31, 1998).....         575,766          0.75%     of all assets

Davis Venture Value            2,706,162          0.75%     of all assets
 Series.................

Westpeak Growth and            1,462,154          0.70%     of the first $200 million
 Income Series..........
                                                  0.65%     of the next $300 million
                                                  0.60%     of amounts in excess of $500 million

Westpeak Stock Index             381,940          0.25%     of all assets
 Series.................

Loomis Sayles Balanced         1,144,390          0.70%     of all assets
 Series.................

Back Bay Managed Series.       1,003,695          0.50%     of all assets
Salomon Brothers                 560,007          0.65%     of all assets
 Strategic Bond
 Opportunities Series...
Back Bay Advisors Bond           917,376          0.40%     of the first $400 million
 Income Series..........
                                                  0.35%     of the next $300 million
                                                  0.30%     of the next $300 million
                                                  0.25%     of amounts in excess of $1 billion

Salomon Brothers U.S.            169,287          0.55%     of all assets
 Government Series......

Back Bay Advisors Money          463,281          0.35%     of the first $500 million
 Market Series..........
                                                  0.30%     of the next $500 million
                                                  0.25%     of amounts in excess of $1 billion

-------
(a) Effective May 1, 1998 the Loomis Sayles Avanti Growth Series was renamed Goldman Sachs Midcap Value Series and a new advisory agreement between the Fund and TNE Advisers went into effect. The fees paid to TNE Advisers before and after this change, taken together, equal the total management fees paid by the Series for the year ended December 31, 1998.

  The Capital Growth Series pays its adviser, CGM, an advisory fee at an annual rate of 0.70% of the first $200 million of average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. For advisory services rendered during the year ended December 31, 1998, CGM was paid at an average annual rate of 0.62% of the Capital Growth Series' average net assets, totaling $10,272,927.

  Sub-Advisory Fees. TNE Advisers has sub-contracted day-to-day portfolio management responsibilities for the Series to each of the following sub-advisers: Loomis, Sayles & Company, L.P. ("Loomis Sayles") for the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth (for the period January 1, 1998 through April 30, 1998) and Loomis Sayles Balanced Series, Goldman Sachs Asset Management ("GSAM") for the Goldman Sachs Midcap Value Series (effective May 1, 1998); Morgan Stanley Asset Management ("MSAM") for the Morgan Stanley International Magnum Equity Series; Fred Alger Management, Inc. ("Alger") for the Alger Equity Growth Series; Davis Selected Advisers, L.P. ("Davis") for the Davis Venture Value Series; Westpeak Investment Advisors, L.P. ("Westpeak") for the Westpeak Growth and Income and Westpeak Stock Index Series; Back Bay Advisors, L.P. ("Back Bay Advisors") for the Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series and Salomon Brothers Asset Management Inc for the Salomon Brothers Strategic

New England Zenith Fund

Bond Opportunities and Salomon Brothers U.S. Government Series. TNE Advisers, which acts as adviser to each Series except the Capital Growth Series, is an indirect wholly owned subsidiary of NELICO, a direct wholly owned subsidiary of MetLife, a mutual life insurance company. Loomis Sayles, Westpeak and Back Bay Advisors are each independently operated subsidiaries, and CGM is an independently operated affiliate, of Nvest, L.P. and Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies owns the entire limited partnership interest in each of Loomis Sayles, Westpeak and Back Bay Advisors. The general partners of each of Loomis Sayles, Westpeak and Back Bay Advisors are special purpose corporations which are indirect wholly-owned subsidiaries of Nvest Companies. Nvest Companies' managing general partner and Nvest, L.P.'s general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of MetLife New England Holdings, Inc. which in turn is a wholly owned subsidiary of MetLife. MetLife owns directly 46% (and in the aggregate, directly and indirectly, 47%) of the limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Companies is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, CGM. Consequently, the subadvisers (Loomis Sayles, Westpeak and Back Bay Advisors) of seven Series of the Fund are currently wholly-owned subsidiaries of Nvest Companies and an additional Series is advised by a majority-owned subsidiary (CGM) of Nvest Companies. The sub-advisers of the remaining six Series are not affiliated with MetLife, Nvest, L.P. or Nvest Companies. TNE Advisers paid each sub-adviser as shown below for providing sub-advisory services to the Series:

                                                                  Fees Earned
                                                                    by Sub-
                                                                 advisers for
                                                                the Year ended
    Series                                                     December 31, 1998
    ------                                                     -----------------
Loomis Sayles Small Cap Series...............................     $1,033,137

Morgan Stanley International Magnum Equity Series(b).........        422,801

Alger Equity Growth Series...................................      1,178,056

Loomis Sayles Avanti Growth Series(a) (Period January 1, 1998        166,438
 through April 30, 1998).....................................

Goldman Sachs Midcap Value Series(a) (Period May 1, 1998             340,636
 through December 31, 1998)..................................

Davis Venture Value Series...................................      1,493,285

Westpeak Growth and Income Series............................        801,534

Westpeak Stock Index Series..................................        152,776

Loomis Sayles Balanced Series................................        615,453

Back Bay Advisors Managed Series.............................        426,480

Salomon Brothers Strategic Bond Opportunities Series.........        283,464

Back Bay Advisors Bond Income Series.........................        482,973

Salomon Brothers U.S. Government Series......................         69,254

Back Bay Advisors Money Market Series........................        182,366

-------
(a) Effective May 1, 1998 a new Sub-advisory agreement between TNE Advisers and GSAM went into effect, replacing the prior Sub-advisory agreement between TNE Advisers and Loomis Sayles. The two Sub-advisory fee schedules set forth above reflect all agreements which were in place during the year ended December 31, 1998.
(b) Effective December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances (including as subadviser to the Morgan Stanley International Magnum Equity Series) using the name Morgan Stanley Asset Management.

  Voluntary Expense Limitation and Expense Deferral Agreement. Each Series, except the Capital Growth Series, is subject to one of two forms of expense limit. The first form of expense limit is a Voluntary Expense Limitation, which relates to the Loomis Sayles Small Cap Series, Westpeak Growth and Income Series, Westpeak Stock Index Series, Back Bay Advisors Managed Series, Back Bay Advisors Bond Income Series and Back Bay Advisors Money Market Series. A Voluntary Expense Limitation applicable to the Loomis Sayles Avanti Growth Series terminated on April 30, 1998, the last day before the Series was renamed the Goldman Sachs Midcap Value Series. Pursuant to this arrangement TNE Advisers bears all expenses (other than advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of each Series (except

New England Zenith Fund
the Loomis Sayles Small Cap Series) in excess of 0.15% of average daily net assets. In the case of the Loomis Sayles Small Cap Series, TNE Advisers bears all expenses (other than any brokerage costs, interest, taxes or extraordinary expenses) in excess of 1.00% of the Series' average daily net assets. A similar Voluntary Expense Limitation with New England Mutual Life Insurance Company ("The New England") was in effect with respect to the Capital Growth Series from November 1, 1994 to April 30, 1996.

The second form of expense limit is an Expense Deferral Agreement, which has been in effect since November 1, 1994 with respect to the Morgan Stanley International Magnum Equity Series, Alger Equity Growth Series, Davis Venture Value Series, Loomis Sayles Balanced Series, Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series, and since May 1, 1998 for the Goldman Sachs Midcap Value Series. Under this Agreement, TNE Advisers has agreed to pay expenses of each Series' operations (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of the annual percentages of each Series' net assets set forth below, subject to the obligation of each Series to repay TNE Advisers such expenses in future years, if any, when the Series' expenses fall below that percentage; however, no Series is obligated to repay any expenses paid by TNE Advisers more than two years after the end of the fiscal year in which such expenses were incurred. The percentage applicable to each Series is shown below:

TNE Advisers may terminate these expense arrangements at any time. If these expense arrangements were terminated, some of the Series would have higher expense ratios. For the year ended December 31, 1998, (i) the maximum expense ratio for each Series after giving effect to the foregoing arrangements; (ii) the amounts of expenses assumed by TNE Advisers for each Series to which the Voluntary Expense Limitation applies; and (iii) the amounts of expenses deferred for each Series to which the Expense Deferral Agreement applies, are as follows:

                          Maximum Expense
                            Ratio Under
                              Current         Expenses Assumed
                         Voluntary Expense  by TNE Advisers as a   Expenses Deferred in Expenses Deferred in
                           Limitation or    result of the Series     1997 (subject to     1998 (subject to
                         Expense Deferral       exceeding the        repayment until      repayment until
         Series              Agreement     Voluntary Expense Limit  December 31, 1999)   December 31, 2000)
         ------          ----------------- ----------------------- -------------------- --------------------
Back Bay Advisors Money
 Market Series..........       0.50%                 --               not applicable       not applicable
Back Bay Advisors Bond
 Income Series..........       0.55%                 --               not applicable       not applicable
Back Bay Advisors
 Managed Series.........       0.65%                 --               not applicable       not applicable
Westpeak Growth and
 Income Series..........       0.85%                 --               not applicable       not applicable
Westpeak Stock Index
 Series.................       0.40%                 --               not applicable       not applicable
Loomis Sayles Small Cap
 Series.................       1.00%              $225,557            not applicable       not applicable
Goldman Sachs Midcap
 Value Series...........       0.90%               23,868             not applicable          $ 4,535
Morgan Stanley
 International Magnum
 Equity Series..........       1.30%           not applicable            $135,743              62,316
Alger Equity Growth
 Series.................       0.90%           not applicable               --                   --
Davis Venture Value
 Series.................       0.90%           not applicable               --                   --
Loomis Sayles Balanced
 Series.................       0.85%           not applicable               --                   --
Salomon Brothers
 Strategic Bond
 Opportunities Series...       0.85%           not applicable             12,296                 --
Salomon Brothers U.S.
 Government Series......       0.70%           not applicable             46,636               21,784

New England Zenith Fund

For the year ended December 31, 1998 the amount of deferred expense recovered by TNE Advisers from each Series subject to the Expense Deferral Agreement is set forth below:

                                            Deferred Expenses Deferred Expenses
                                              Recovered by      Recovered by
                                              TNE Advisers      TNE Advisers
             Series                             from 1996         from 1997
             ------                         ----------------- -----------------
      Davis Venture Value Series...........      $41,906              None
      Goldman Sachs Midcap Value Series....         None              None
      Loomis Sayles Balanced Series........       52,078           $10,668
      Morgan Stanley International Magnum
       Equity Series.......................         None              None
      Salomon Brothers Strategic Bond
       Opportunities Series................       44,840              None
      Salomon Brothers U.S. Government
       Series..............................         None              None

5. The Fund does not pay any compensation to its officers or to any trustees who are directors, officers or employees of MetLife, NELICO, Nvest, L.P. or their affiliates, other than affiliated registered investment companies. Each trustee who is not an "interested person" (as defined in the 1940 Act) of the Fund ("Independent Trustees") receives the following amounts of compensation from each Series:

                           Bond  Capital Money  Stock         Midcap Growth and Small
                          Income Growth  Market Index Managed Value    Income    Cap
                          ------ ------- ------ ----- ------- ------ ---------- ------
Annual Retainer.........  $1,306 $7,775   $811  $781   $999    $534    $1,143   $1,023
Meeting Fee Per Meeting.  $  167 $  167   $167  $167   $167    $167    $  167   $  167
Committee Chairman
 Annual Retainer
 (Contract Review)......  $  392 $2,332   $243  $234   $300    $160    $  343   $  307
Committee Chairman
 Annual Retainer
 (Audit)................  $  261 $1,555   $162  $156   $200    $107    $  229   $  205

                                                              Strategic
                                   International    U.S.        Bond      Venture Equity
                          Balanced Magnum Equity Government Opportunities  Value  Growth
                          -------- ------------- ---------- ------------- ------- ------
Annual Retainer.........    $875       $318         $192        $486      $1,847  $1,572
Meeting Fee Per Meeting.    $167       $167         $167        $167      $  167  $  167
Committee Chairman
 Annual Retainer
 (Contract Review)......    $263       $ 95         $ 58        $146      $  554  $  472
Committee Chairman
 Annual Retainer
 (Audit)................    $175       $ 64         $ 38        $ 97      $  369  $  314

A deferred compensation plan is available to Independent Trustees on a voluntary basis. Each participating trustee will receive deferred compensation in an amount equal to the value that such compensation would have had if it had been invested in the Series on the normal payment date.

New England Zenith Fund

Report of Independent Auditors

To the Shareholders and Board of Trustees of New England Zenith Fund:

We have audited the accompanying statements of assets and liabilities of New England Zenith Fund (the "Fund") (comprising, respectively, the Back Bay Advisors Bond Income Series, Capital Growth Series, Back Bay Advisors Money Market Series, Westpeak Stock Index Series, Back Bay Advisors Managed Series, Goldman Sachs Midcap Value Series (formerly Loomis Sayles Avanti Growth Series), Westpeak Growth & Income Series, Loomis Sayles Small Cap Series, Loomis Sayles Balanced Series, Morgan Stanley International Magnum Equity Series, Salomon Brothers U.S. Government Series, Salomon Brothers Strategic Bond Opportunities Series, Davis Venture Value Series, and Alger Equity Growth Series--the "Series"), including the portfolio of investments, as of December 31, 1998, and the related statements of operations for the year then ended, changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for other periods indicated herein were audited by other auditors whose report dated February 14, 1997 expressed an unqualified opinion on these statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting New England Zenith Fund as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 5, 1999

Footnotes to Portfolio Manager Commentary

 (1) COL (Cost of Living) is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

 (2) Lehman Brothers Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (3) Lehman Brothers Government/Corporate Bond Index is an unmanaged index of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Brothers Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $25 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (4) Lehman Brothers Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of 1 to 10 years. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (5) Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (6) Lipper Variable Products A-Rated Corporate Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (7) Lipper Variable Products Balanced Fund Average is an average of the total return performance (calculated on the basis of net asset level) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (8) Lipper Variable Products Flexible Portfolio Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (9) Lipper Variable Products General Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(10) Lipper Variable Products Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(11) Lipper Variable Products Growth and Income Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(12) Lipper Variable Products International Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(13) Lipper Variable Products Intermediate Investment Grade Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(14) Lipper Variable Products Midcap Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(15) Lipper Variable Products Small Company Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(16) Lipper Variable Products S&P 500 Index Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) Lipper Variable Products U.S. Mortgage and GNMA Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(18) Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Europe, Australia and the Far East. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(19) Morgan Stanley Capital International Europe Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Netherlands, Norway, Poland, Portugal, Russia, Spain, Sweden, Switzerland, Turkey and United Kingdom. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(20) Morgan Stanley Capital International Japan Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Japan. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(21) Morgan Stanley Capital International Pacific Free ex-Japan Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Australia, China Free, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(22) Russell Midcap Index consists of 800 mid-capitalization stocks having an average market capitalization of $3.7 billion as of December 31, 1998. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(23) Russell 2000 Index consists of 2000 small market capitalization stocks having an average market capitalization of $592 million as of December 31, 1998. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(24) Salomon Brothers High Yield Market Index measures the performance of cash pay and deferred interest bonds.

(25) Standard & Poor's 500 Index(R) (S&P 500(R)) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

                                                                     Bulk Rate
                                                                        U.S.
                                                                      Postage
[LOGO OF NEW ENGLAND FINANCIAL APPEARS HERE]                           PAID
                                                                     Hudson, MA
                                                                     Permit No.
                                                                         19

New England Life Insurance Company
501 Boylston Street
Boston, Massachusetts 02116


Equal Opportunity Employer M/F
(C) 1999 New England Life Insurance Company

--------------------------------------------------------------------------------

This booklet has been prepared for variable contract owners of New England Life Insurance Company, Boston, MA and variable contracts issued by Metropolitan Life Insurance Company, New York, NY.


VA-158-99 VA1